                                                        [GRAPHIC DEPICTING TREE]



[NATIONS FUNDS LOGO]



Government
& Corporate
Bond Funds










Annual Report For The
Year Ended March 31, 1999



[GRAPHIC DEPICTING BUILDING]

                          [GRAPHIC DEPICTING BASKETS]


This report is submitted for
the general information of
shareholders of Nations Funds.
This material must be preceded or
accompanied by a current Nations
Funds prospectus.

Nations Funds Distributor:
Stephens Inc., Stephens Inc., which
is not affiliated with Bank of
America National Trust and
Savings Association or
NationsBank, N.A., is not a bank,
and securities offered by it are not
guaranteed by any bank or insured
by the FDIC, Stephens Inc., member
NYSE, SIPC.

Nations Funds Investment Adviser:
NationsBanc Advisors, Inc.



    NOT FDIC-
     INSURED

  May Lose Value

No Bank Guarantee

Presidents'
Message
                           Dear Shareholder:

                           We'd like to thank you for being a part of the Nations Funds family. Your continued trust and confidence are greatly appreciated. Many noteworthy events have taken place during the past year. Let's take a look.

                           A ROLLER-COASTER-RIDE OF A YEAR

                           We know the past 12 months have proved to be quite an unsettling time for investors. You've seen major market indexes reach all-time highs, even after the significant market volatility of late summer-early fall 1998. Much of the volatility was attributed to financial crises in Brazil and Russia, the continuing malaise in Asia, as well as a slowdown in U.S. corporate earnings growth. However, the Federal Reserve Board came to the rescue in late September with the first of three successive cuts in interest rates. By year-end, investors were feeling confident once again and many stocks had soared, moving the Dow Jones Industrial Average closer to the 10,000 milestone.*

                           While some stock indexes had another impressive year of double-digit performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500)** of large-company stocks was up 18.46% for the 12 months ending March 31, 1999 -- focusing on these particular indexes doesn't give you the complete picture. For example, during the same 12-month period, the Standard & Poor's MidCap 400 Index*** posted a gain of only 0.43% and the Russell 2000 Index(+) of small-company stocks actually posted negative performance of -16.20%. There was even divergence among the stocks in the S&P 500, with the performance of the 25 largest stocks accounting for approximately 70% of the Index's return.

                           THE VALUE OF ADVICE

                           Diversification, along with a long-term perspective, are among the best tools for investors to weather changing markets and create a balanced investment portfolio. That's where the value of professional financial advice comes in. The role of a good financial adviser, especially during volatile times, is to help you make smart investment decisions that help you pursue your long-term goals. During last year's downturn in

                           * The Dow Jones Industrial Average is a
                           price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           *** The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

                           + The Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. It is unmanaged and unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Presidents'
Message continued...

                           the markets, many mutual fund shareholders who invested through a financial adviser remained calm and ignored short-term corrections.

                           Today, these same investors are probably glad they did, as the markets continue their generally upward trend. Of course, history tells us that these trends do not continue indefinitely, and our belief is that the best way to weather changing market conditions is by working with a professional financial adviser.

                           YOUR MANAGERS OF DISTINCTION(SM)

                           Financial advisers are there to guide and assist you, but it also helps to invest with a company that has experienced fund managers who have weathered various market cycles over time. At Nations Funds, we call them our Managers of Distinction(SM).

                           In bringing you the wide range of funds we offer, we've carefully selected a roster of specialized investment management firms. Nations Funds Managers of Distinction(SM) are all seasoned and well-respected investment firms. We are pleased to bring this talent together in one place to offer you a variety of distinct money management styles.

                           And, our fund family should get even better with the completion of our merger with Pacific Horizon
                           Funds -- the largest merger in mutual fund history -- anticipated for May. Together, the new Nations Funds family will be able to offer you an even broader selection of mutual funds.

                           Of course, customer service continues to be of tremendous importance to us and, for the second year in a row, Nations Funds received the Key Honors award for superior customer support from DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry. Our commitment is to provide you with the best products and services, and we will seek to continue to do so in the coming year.

                           We are excited about the past year and the opportunities ahead of us. If you have any questions or comments on your annual report, please contact us at 1.800.321.7854 or e-mail your comments to us via our Web site at www.nationsbank.com/nationsfunds.

                           Once again, thank you for being a part of the Nations Funds family.

                           Sincerely,

                                       /s/ A. Max Walker                             /s/ Robert H. Gordon
                                       A. Max Walker                                 Robert H. Gordon
                                       President and Chairman                        President
                                       of the Board                                  NationsBanc Advisors, Inc.

                           March 31, 1999

                           P.S. On May 21, 1999, the Nations Funds/Pacific Horizon Funds merger was successfully completed.

Table
Of
Contents

                                       NATIONS FUNDS SPECTRUM                                       2
                                       ECONOMIC OVERVIEW                                            4
                                       PORTFOLIO COMMENTARY
                                       Nations Short-Term Income Fund                               7
                                       Nations Short-Intermediate Government Fund                  13
                                       Nations Government Securities Fund                          18
                                       Nations Strategic Fixed Income Fund                         23
                                       Nations U.S. Government Bond Fund                           30
                                       Nations Diversified Income Fund                             35
                                       FINANCIAL STATEMENTS
                                       Statements of Net Assets                                    41
                                       Statements of Operations                                    57
                                       Statements of Changes in Net Assets                         58
                                       Schedules of Capital Stock Activity                         60
                                       Financial Highlights                                        66
                                       Notes to Financial Statements                               78

                                       ---------------------------------------------------------------------------------
                                           Nations Funds                [Dalbar Logo]
                                           Recognized For
                                           Outstanding                  DALBAR, Inc., is a well-respected research firm
                                           Customer Service             that measures customer service levels and
                                                                        establishes benchmarks in the financial services
                                           In recognition of our        industry.
                                           commitment to retail
                                           shareholders through
                                           consistently providing
                                           superior customer service,
                                           Nations Funds was awarded
                                           DALBAR Key Honors in 1997
                                           and 1998.
                                       ---------------------------------------------------------------------------------

THE
NATIONS FUNDS
FAMILY AT A GLANCE

POTENTIAL RETURN


                                                                                                             GROWTH & INCOME
                                                                                                            ------------------
                                                      CURRENT INCOME
------------------------------------------------------------------------------------------------------------------------------
          LIQUIDITY
----------------------------------------------
MONEY                      SHORTER                    INTERMEDIATE                LONGER TERM               LARGE
MARKET                     MATURITY                   MATURITY                    DOMESTIC                  CAPITALIZATION
FUNDS                      BOND FUNDS                 BOND FUNDS                  BOND FUNDS                VALUE FUNDS
-----                      ----------                 ----------                  ----------                -----------
*Nations                   *Nations Short-            *Nations                    *Nations                  *Nations
  Prime Fund                 Intermediate               Strategic Fixed             Diversified               Value Fund
                             Government                 Income Fund                 Income Fund
*Nations Government          Fund                                                                           *Nations
  Money Market                                        *Nations                    *Nations                    Managed
  Fund                     *Nations                     Government                  U.S. Government           Value Index
                             Short-Term                 Securities Fund             Bond Fund                 Fund
*Nations                     Income Fund
  Treasury Fund                                       *Nations                    *Nations                  *Nations
                           *Nations Short-              Intermediate                Municipal                 Balanced Assets
*Nations Tax                 Term Municipal             Municipal                   Income Fund               Fund
  Exempt Fund                Income Fund                Bond Fund
                                                                                  *Nations
                                                      *Nations                      State-Specific
                                                        State-Specific              Long-Term
                                                        Intermediate                Municipal Bond
                                                        Municipal Bond              Funds
                                                        Funds

                               RISK (VARIABILITY)

                                                                                                         [NATIONS FUNDS LOGO]
                                                                                               INVESTMENTS FOR A LIFETIME(SM)
                                                                                                             POTENTIAL RETURN

                                                                              AGGRESSIVE GROWTH
                                                 -----------------------------------------------------------------------------
                         GROWTH
-------------------------------------------------------------------
          GROWTH & INCOME
-------------------------------------------
LARGE
CAPITALI-                LARGE                                        MID                 SMALL               REGION-SPECIFIC
ZATION                   CAPITALIZATION           INTERNATIONAL       CAPITALIZATION      CAPITALIZATION      INTERNATIONAL
FUNDS                    GROWTH FUNDS             EQUITY FUNDS        FUNDS               FUNDS               FUNDS
-----                    ------------             ------------        -----               -----               -----
*Nations                 *Nations                 *Nations            *Nations            *Nations            *Nations
  Marsico Growth           Marsico Focused          International       Emerging            Small Company       Emerging
  & Income Fund            Equities Fund            Value Fund          Growth Fund         Growth Fund         Markets Fund

*Nations                 *Nations                 *Nations                                *Nations
  Equity                   Disciplined              International                           Managed
  Index Fund               Equity Fund              Growth Fund                             SmallCap
                                                                                            Index Fund
*Nations                 *Nations                 *Nations
  Managed                  Capital Growth           International                         *Nations
  Index Fund               Fund                     Equity Fund                             Managed
                                                                                            SmallCap
*Nations                 *Nations                                                           Value Index
  Equity                   Strategic Equity                                                 Fund
  Income Fund              Fund

                                                      RISK (VARIABILITY)

LIFEGOAL PORTFOLIOS

*LifeGoal Income And Growth Portfolio

*LifeGoal Balanced Growth Portfolio

*LifeGoal Growth Portfolio

Economic
Overview
                           The U.S. economy expanded strongly and the stock market surged for the 12 months ending March 31, 1999.

                           Declining interest rates, confident consumers, healthy corporate capital spending and an expanding housing industry all helped propel the economy and fuel a persistent rally in stocks, particularly of large-capitalization companies. It was an event-filled period, punctuated by abrupt changes in investor sentiment and even some signs of a slowing of growth in the middle of the year. Through it all, the nation's Gross Domestic Product (the market value of the goods and services produced) grew. In 1998, the growth rate was an estimated 3.6%, only slightly less than the healthy 3.9% growth rate of 1997.

                           Upon closer examination, the story of the 12-month period actually was a tale of two economies -- a strong consumer economy and a weak industrial sector. Solid employment growth and increased real disposable personal income translated to a high level of consumer confidence. Industries linked closely to consumer behavior -- including autos, housing and retail -- were quite strong. At the same time, a number of factors contributed to weakness on the industrial side of the economy. The economic problems of some of our key trading partners, combined with the strength of the U.S. dollar, led to sluggishness in exports. While the evidence remains mixed, the worst of these problems for industrial industries may be ending. The most recent view of the National Association of Purchasing Managers, for example, is that manufacturing conditions in the U.S. may have bottomed.

                           Inflation, as measured by the Consumer Price Index, averaged 1.5% in 1998, following a 2.3% rise in 1997. Lower food and energy prices, combined with cheaper import prices, contributed significantly to the tame inflation picture. The low inflation rate came despite a low unemployment rate of 5% or less for most of the year. In the past, low unemployment accompanied by growth in money supply has tended to fuel inflation. However, that did not happen last year, as concerns about a worldwide credit crunch, global recession and deflation acted as a brake on inflation. The U.S. Federal Reserve Board moved away from its tight monetary policy stance of early 1998 and cut short-term interest rates three successive times in the fall, easing the availability of credit and liquidity. As we entered the second calendar quarter of 1999, economists were debating what the next move of the Federal Reserve Board might be.

                           If the economic story during the period was split into two sections -- consumer and industrial -- the year in the stock market

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Economic
Overview continued...

                           was divided into three periods. For the first seven months, the market steadily progressed, peaking in July. Then, the market abruptly reversed course, diving in August through early October as international concerns -- starting with the devaluation of the Russian ruble -- overwhelmed relatively benign reports about the U.S. economy. However, the Federal Reserve Board's actions helped restore confidence, and the market went on to new highs in late 1998 and early 1999.

                           The fiscal year also encompassed several different periods for bond market investors. Earlier in the year, investor uneasiness about the possibility of a revival of inflation worried the bond market, and interest rates tended to rise and bond prices slumped going into the summer of 1998. That situation changed dramatically with the Russian economic crisis of April. Fears about a global economic slowdown drove investor dollars toward only the highest quality securities -- principally U.S. Treasuries, and interest rates fell sharply. This period of investor anxiety ended in early October, however, as the Federal Reserve Board's intervention calmed the markets. For the remainder of the fiscal year, corporate and mortgage-backed securities -- with yield spread advantages over U.S.
                           Treasuries -- tended to return to favor.

                           International economic forces continue to send mixed signals. In early 1999, we could see scattered signs of an economic turnaround in Southeast Asia. Japan was beginning to reform its banking system, and investors were waiting to see the impact of an injection of 40 trillion yen into the banking system. Japan suffered through its worst economic performance in 50 years during 1998. The key to its economic rebound will be how quickly the business community, consumers and investors regain confidence. Worth watching will be whether Japan's export industry can grow. Elsewhere, the international scene provided additional signs of progress. The International Monetary Fund (IMF) finally received funding from the U.S. Congress, easing investor concerns. The devaluation of the real -- the Brazilian currency -- seemed to be postponed, but Brazil's government remained under pressure to carry out needed economic reforms.

                           But if U.S. investors found reasons for guarded optimism in some international developments, they also found sources for concern. China appeared unable to meet its ambitious growth targets and Hong Kong's economy remained under pressure. The world continued to watch to see whether China would feel pressure to devalue its currency. Meanwhile, the ability of Russia to pay its bills remained in doubt and the Russian domestic political situation raised questions as Foreign Minister Primakov took over day-to-day decision-making from an ailing Boris Yeltsin.

Economic
Overview continued...

                           Our outlook for 1999 calls for a possible slowing, but not reversal, of the domestic economic expansion. In light of reports of a slowdown in employment growth, a reduction in capital spending and continued sluggishness in international trade, we think economic expansion may have peaked. However, we still see room for continued growth in 1999 at lower levels than in 1998, perhaps at a rate of between 3% and 3.5%.

                           Viewing the domestic stock market in early 1999, the big question is whether the third quarter of 1998 represented a bottom for earnings and for stock prices. Given expectations of a slowing of U.S. economic growth and continued sluggishness in the global economy, investors are concerned about corporate earnings expectations for 1999. However, we do not think the most recent stock market levels reflected these investor concerns.

                           In the bond market, we see the potential of a more stable interest rate climate over the next several months, with the possibility of less dramatic changes in investor sentiment than we saw over the past 12 months.

                           We believe the direction of the markets will depend greatly on the economy's ability to continue to move forward at a controlled pace.

                           C. Thomas Clapp
                           Chief Equity Investment Officer
                           TradeStreet Investment Associates, Inc.

                           March 31, 1999

Nations
Short-Term Income
Fund  Fixed Income Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Short-Term Income Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook
                                         for the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         The Fund's objective is to seek high current income
Income Management Team of                consistent with minimal fluctuation of principal by
TradeStreet Investment Associates,       investing in investment-grade debt securities.
Inc., investment sub-adviser to          Traditionally, the Fund has maintained a heavy weighting in
the Fund.                                the investment-grade corporate and asset-backed sectors
INVESTMENT OBJECTIVE                     because these sectors can be expected to outperform U.S.
The Fund seeks high current income       Treasuries over market cycles. Within the corporate sector,
consistent with minimal                  the Fund focuses on issuers with improving credit
fluctuation of principal. The Fund       fundamentals. In the past, performance has been helped by
invests in investment grade debt         our discovery, in advance of the market, of companies with
securities.                              the potential for credit ratings upgrades. We believe
PERFORMANCE REVIEW                       performance also has been enhanced by our strategy of
For the 12-month period ended            rotating among different sectors of the fixed income market,
March 31, 1999, Nations Short-Term       depending on where we see the more attractive valuations.
Income Fund Investor A Shares            The Fund generally does not make significant changes in
provided shareholders with a total       duration -- the sensitivity to changes in interest
return of 5.85%.**                       rates -- in anticipation of movements in interest rates.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         Conditions during the past 12 months can be broken down into three fairly distinct periods. The first of these periods
                                         was from April through July 1998; the second was from August through October 1998; and the third was from November 1998 through March 1999.
                                         The first period, April through July, was characterized by relative calm in the financial markets. The U.S. economy
                                         continued to expand, despite some signs of modest slowing in the rate of growth.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Short-Term Income
Fund  Fixed Income Management
      Team Commentary continued...

                                         Most domestic investors were more concerned about foreign
                                         events, as Japan continued to struggle in an attempt to fix its economy and Russia's stock market plummeted. During this period, U.S. Treasuries performed particularly well as
                                         interest rates declined. In general, as interest rates
                                         decline, bond prices tend to rise, especially for
                                         higher-grade securities, including U.S. Treasuries.

                                         The second period, August through October, defined the past year. The Russian government's default on part of its
                                         external debt triggered market turmoil throughout the world.
                                         Any signs of weakness in other economies quickly became
                                         exaggerated and international investors flocked to the
                                         reduced risk and liquidity of U.S. Treasury bonds. It became harder to sell non-Treasury debt issues as liquidity -- the ease of trading -- evaporated in those markets. Faced with heightened global demand for U.S. government bonds, yields on U.S. Treasury securities fell sharply across the maturity spectrum, with the greatest declines experienced by the
                                         shorter-maturity securities. To illustrate, from the end of
                                         July to the end of October, the yield on the 30-year U.S.
                                         Treasury bond fell by 0.53% while the yield on the two-year
                                         U.S. Treasury note fell by an astounding 1.49%. In reaction to the loss of confidence and liquidity in international
                                         financial markets, the U.S. Federal Reserve Board (the Fed)
                                         reduced short-term interest rates three successive times in the fall of 1998 by a total of 0.75%. Before the Fed's
                                         actions, the widespread weakness in international markets
                                         had caused some economists to question whether the domestic economy could avoid falling into recession. During the
                                         three-month period, corporate bonds underperformed U.S.
                                         Treasuries of comparable maturities by the widest margins
                                         since Lehman Brothers began tracking this data in 1990.

                                         In hindsight, the fears of a global economic meltdown seem overblown. During the subsequent November 1998 through March
                                         1999 period, the U.S. economy showed few signs of
                                         significant slowing. Gross Domestic Product (the market
                                         value of the goods and services produced) for the fourth
                                         quarter of 1998, for example, grew at an annualized rate of
                                         6.0%, well above Wall Street expectations. Unemployment
                                         remained near generation lows, consumer confidence remained high, and inflation continued to be a non-issue. In
                                         addition, international market volatility declined. Some
                                         regions, such as Asia, excluding Japan, showed signs of
                                         improvement. All of these factors combined to bring renewed confidence to the financial markets. As a result, interest rates rose as investors left the safe haven of the U.S.
                                         Treasury market. Corporate

Nations
Short-Term Income
Fund  Fixed Income Management
      Team Commentary continued...

                                         bonds, asset-backed bonds, and mortgages all outperformed
                                         U.S. Treasuries as the memory of the fall of 1998 faded.

                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?(+)
The increase in emphasis on              Several decisions over the past year helped Fund
corporate bonds late in 1998 was a       performance, with the most notable coming in the fourth
positive contributor to Fund             quarter of 1998 when we increased the Fund's emphasis on
performance.                             corporate bonds. Up to that time, corporate bonds had gone through a period of significant underperformance. As a
                                         result, the difference -- or spread -- between the yields
                                         offered by corporate bonds and by U.S. Treasury securities had widened substantially, with corporate bonds paying
                                         greater yield premiums than had been seen since our last
                                         recession in the early 1990s. The Fund used this opportunity to increase its weighting of corporate bonds and decrease
                                         the weightings of U.S. Treasury and U.S. agency securities.
                                         In addition to this movement into corporate securities, we also reduced the Fund's emphasis on the financial sector of the corporate market in favor of industrial issues. These
                                         actions aided Fund performance late in the 12-month period.

                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE
                                         DURING THE PERIOD?
                                         Although the increase in emphasis on corporate securities
                                         helped performance late in 1998, the Fund's heavy weighting in corporate bonds and asset-backed securities held back
                                         performance earlier in the year. U.S. Treasuries were the
                                         "golden asset class" during this period. Over the full
                                         12-month period, U.S. Treasuries outperformed corporate
                                         bonds, asset-backed and mortgage-backed securities of
                                         comparable maturities. As a result, the Fund's maintenance of a relatively small weighting in U.S. Treasuries and U.S.
                                         agencies hurt performance for the full period.

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE FOR THE
                                         REMAINDER OF 1999?
                                         We expect the domestic economy to slow from its torrid
                                         growth pace of the fourth quarter of 1998. However, the
                                         economy should remain relatively strong, with Gross Domestic
                                         Product (the market value of the goods and services
                                         produced) growing between 3.0% and 3.5% for 1999. Inflation should remain in check, with the Consumer Price Index
                                         finishing the year below 2.5%. In this environment,
                                         corporate
                                         +Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations
Short-Term Income
Fund  Fixed Income Management
      Team Commentary continued...

                                         bonds and asset-backed securities -- those asset classes
                                         historically favored by the Fund -- should perform well. A word of caution is in order, however. The U.S. stock market provides a potential risk to this rosy scenario because
                                         valuation levels on large-capitalization stocks have reached unprecedented heights. Some analysts believe a sizable
                                         market correction is overdue. Any large downturn in stocks could lead to renewed weakness in corporate bonds and
                                         asset-backed securities. In addition, the international
                                         economy could always throw us a curve ball, as we learned in
                                         1998.
                                         Despite our attention to these risks, we remain optimistic for 1999 because of the continued strength of the U.S.
                                         economy.

Nations
Short-Term Income
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 0.3% Other
 1.6% Investment Companies
 2.4% Foreign Bonds and Notes
 2.5% U.S. Treasury Obligations
 4.3% U.S. Government and Agency Obligations
 4.4% Mortgage-Backed Securities
26.4% Asset Backed Securities
58.1% Corporate Bonds and Notes


PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP TEN HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  GE Capital Mortgage Services, Inc.,
                                                                                 Series 1997-HE4, Class A3, 6.590%
                                                                                 12/25/12                                2.9%
                                                                            -------------------------------------------------
                                                                              2  EQCC Home Equity Loan Trust, Series
                                                                                 1998-1, Class A4F, 6.459% 03/15/21      2.8%
                                                                            -------------------------------------------------
                                                                              3  Chase Manhattan Auto Owner Trust,
                                                                                 Series 1996-C, Class A-4, 6.150%
                                                                                 03/15/02                                2.6%
                                                                            -------------------------------------------------
                                                                              4  Spiegel Master Trust, Series 1995-A,
                                                                                 Class A, 7.500% 09/15/04                2.5%
                                                                            -------------------------------------------------
                                                                              5  Premier Auto Trust, Series 1997-2,
                                                                                 Class A5, 6.320% 03/06/02               2.5%
                                                                            -------------------------------------------------
                                                                              6  ERAC USA Finance Company, 7.500%
                                                                                 06/15/03                                2.5%
                                                                            -------------------------------------------------
                                                                              7  Union Planters National Bank, Notes,
                                                                                 6.470% 10/29/99                         2.2%
                                                                            -------------------------------------------------
                                                                              8  Heller Financial Inc., 5.875%
                                                                                 11/01/00                                2.2%
                                                                            -------------------------------------------------
                                                                              9  Paine Webber Group Inc., 7.700%
                                                                                 02/11/00                                2.1%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 11/01/03    2.1%
                                                                            -------------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

Nations
Short-Term Income
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[PRIMARY A RETURN CHART]

                                                                                                        MERRILL LYNCH|1-3
                                                                 SHORT-TERM|INCOME|$13,846         YEAR|TREASURY|INDEX|$14,207
                                                                 -------------------------         ---------------------------
Oct. 2|1992                                                                10000                              10000
'1992'                                                                      9815                              10018
                                                                           10124                              10239
                                                                           10295                              10350
                                                                           10480                              10498
'1993'                                                                     10536                              10560
                                                                           10431                              10507
                                                                           10389                              10516
                                                                           10488                              10620
'1994'                                                                     10484                              10620
                                                                           10817                              10976
                                                                           11192                              11329
                                                                           11361                              11499
'1995'                                                                     11646                              11789
                                                                           11673                              11827
                                                                           11783                              11947
                                                                           11968                              12144
'1996'                                                                     12192                              12375
                                                                           12262                              12456
                                                                           12497                              12730
                                                                           12725                              12980
'1997'                                                                     12902                              13198
                                                                           13080                              13392
                                                                           13288                              13597
                                                                           13608                              14016
'1998'                                                                     13686                              14122
Mar. 31|1999                                                               13846                              14207

[INVESTOR A RETURN CHART]

                                                                                                        MERRILL LYNCH|1-3
                                                                 SHORT-TERM|INCOME|$13,986         YEAR|TREASURY|INDEX|$14,207
                                                                 -------------------------         ---------------------------
Oct. 2|1992                                                                10000                              10000
'1992'                                                                      9914                              10018
                                                                           10226                              10239
                                                                           10399                              10350
                                                                           10586                              10498
'1993'                                                                     10642                              10560
                                                                           10536                              10507
                                                                           10494                              10516
                                                                           10594                              10620
'1994'                                                                     10590                              10620
                                                                           10926                              10976
                                                                           11305                              11329
                                                                           11476                              11499
'1995'                                                                     11764                              11789
                                                                           11791                              11827
                                                                           11902                              11947
                                                                           12089                              12144
'1996'                                                                     12315                              12375
                                                                           12386                              12456
                                                                           12623                              12730
                                                                           12354                              12980
'1997'                                                                     13032                              13198
                                                                           13212                              13392
                                                                           13422                              13597
                                                                           13746                              14016
'1998'                                                                     13824                              14122
Mar. 31|1999                                                               13986                              14207

                                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                                    Investor A Shares
                                                                                    Since Inception        NAV**    MOP*
                                                                                    (10/2/92 through
                                                                                     3/31/99)              5.30%    5.14%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Short-Term
                                                    Income Fund from the
                                                    inception of the shareclass.
                                                    Figures for the Merrill
                                                    Lynch 1-3 Year Treasury
                                                    Index, an unmanaged index
                                                    comprised of U.S. Treasury
                                                    securities with maturities
                                                    of 1-3 years, include
                                                    reinvestment of dividends.
                                                    It is unavailable for
                                                    investment. The performance
                                                    of Primary A and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                    Investor A        Investor B         Investor C
                           Primary A  Primary B    NAV      MOP      NAV    CDSC***    NAV       CDSC
Inception Date              9/30/92    6/28/96   10/2/92  10/2/92  6/7/93   6/7/93   10/2/92   10/2/92
-------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE           6.07%      5.70%     5.85%    4.78%    5.70%    5.70%    5.64%     4.64%
-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                      6.07%       --       5.85%    5.49%    5.69%    5.69%    5.68%     5.68%
5 YEARS                      6.04%       --       5.83%    5.61%    5.66%    5.66%    5.65%     5.65%
SINCE INCEPTION              5.54%      5.19%     5.30%    5.14%    5.25%    5.25%    5.11%     5.11%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

Nations
Short-Intermediate Government
Fund  Fixed Income Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Short-Intermediate Government Fund's performance for the 12-month period ended March 31, 1999, and its outlook
                                         for the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         The Fund offers shareholders a low-volatility,
Income Management Team of                high-credit-quality approach to investing in the bond market
TradeStreet Investment Associates,       by focusing primarily on U.S. Government securities and
Inc., investment sub-adviser to          mortgage-backed securities.
the Fund.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
INVESTMENT OBJECTIVE                     REPORTING PERIOD?
The Fund seeks high current income       The 12-month period was a generally favorable time for
consistent with modest fluctuation       investing in short- and intermediate-term government
of principal. The Fund invests           securities. Declining oil and commodity prices and turmoil
primarily in securities issued or        surrounding global financial concerns provided a favorable
guaranteed by the U.S. Government,       backdrop for fixed income investing, despite persistent
its agencies or instrumentalities.       strength in the U.S. economy and equity markets.

PERFORMANCE REVIEW                       The fiscal period began in the spring of 1998 amid investor
For the 12-month period ended            concerns that the U.S. economy could have been growing too
March 31, 1999, Nations                  strongly, and with fears that the Federal Reserve Board
Short-Intermediate Government Fund       might raise short-term interest rates to stave off potential
Investor A Shares provided               inflationary pressures. Amid these concerns, yields on bonds
shareholders with a total return         stayed firm after having risen early in the year, and bond
of 4.76%.**                              prices were soft. However, the fears of possible excessive growth and a revival of inflation were headed off by reports of declining oil and commodity prices, and interest rates
                                         started to decline modestly into early summer.

                                         A major turning point came in August 1998 when the Russian government defaulted on part of its debt. This unexpected
                                         action came at a time when many institutions were using
                                         leverage -- borrowed money -- to invest in bonds. Leverage tends to exaggerate the impact of relatively minor changes in prices. As a result of the Russian default, many
                                         investors immediately tried to unwind their borrowed
                                         positions. In financial markets throughout the world,
                                         investors attempted to sell any securities that carried
                                         credit or

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds. **The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.
                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Short-Intermediate Government
Fund  Fixed Income Management
      Team Commentary continued...

                                         currency risk and sought the highest quality instruments. As a result, the spread -- the difference between
                                         yields -- between the highest quality debt instruments and lower quality instruments widened dramatically as investors sought out the relative safety of quality bonds. Equity
                                         markets throughout the world also suffered sharp declines in the wake of the Russian default. To restore confidence and stability to the markets, the Federal Reserve Board lowered short-term interest rates three successive times in the fall of 1998, by a total of .75%. This prompt action quickly
                                         calmed investor fears, restoring confidence to the financial markets. Throughout this entire period, the U.S. economy
                                         kept growing as consumers remained confident and continued
                                         to spend.
As international economic problems       The impact of these changing cross-currents on the U.S.
caused a global flight to quality,       government bond market varied as the period progressed. The
investors sought out the relative        differences between the yields on short-term and long-term
safety and stability of U.S.             government securities remained relatively stable in the
government securities.                   early spring, but the difference subsequently narrowed as
                                         declining oil prices and reduced fears of inflation pulled long-term interest rates down. A period of relative
                                         stability ended abruptly in August 1998, however, with the
                                         Russian bond default. The resulting global "flight to
                                         quality" had the greatest benefit to the highest quality and lowest risk instruments -- U.S. Treasury securities -- and investors in short-term U.S. government securities were
                                         rewarded.
                                         After the Federal Reserve Board lowered interest rates and restored confidence to the markets in the fall, investors
                                         returned to search for the yield premiums offered by
                                         non-U.S. Treasury securities. During the fourth calendar
                                         quarter of 1998, money flowed into the mortgage, corporate and asset-backed securities markets.
                                         Early 1999 was marked by relative stability in the bond
                                         markets, with the Federal Reserve Board leaving short-term interest rates unchanged. This relatively stable environment appeared to reward fixed-income strategies that emphasized yield.

Nations
Short-Intermediate Government
Fund  Fixed Income Management
      Team Commentary continued...

                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE, AND WHAT DECISIONS DETRACTED FROM
                                         PERFORMANCE?***
                                         As U.S. Treasury securities rallied in the third calendar
                                         quarter, performance was hurt by the Fund's emphasis on the income advantage offered by mortgage-backed and government agency securities. However, this underperformance by
                                         non-U.S. Treasury securities created opportunity and we
                                         shifted additional assets into mortgages and U.S. agency
                                         securities to take advantage of their widening yield
                                         advantage. These securities offered even more of an income advantage than they had offered before the third quarter.
                                         This strategy worked well late in the year, as
                                         mortgage-backed and U.S. agency securities outperformed U.S.
                                         Treasuries. Throughout the period, the Fund maintained
                                         enough of a presence in the U.S. Treasury market to ensure sufficient liquidity to protect the portfolio.

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 1999?
                                         We believe U.S. economic growth shows only modest signs of slowing and inflation should remain under control as
                                         continued gains in productivity offset pressure to raise
                                         prices. Given this economic outlook, we do not anticipate
                                         any significant actions by the Federal Reserve Board to
                                         either raise or lower short-term interest rates. In this
                                         environment, we expect yields to remain relatively stable, fluctuating within relatively narrow ranges. This should be a very good environment for investments in mortgage-backed securities. While we retain this positive outlook, we also watch for potential risks that could upset this trading
                                         range environment. Among these risks are the possibilities of an unexpectedly strong rebound in Japan's
                                         economy -- which could lead to inflationary pressures -- or a large and protracted decline in the domestic equity
                                         markets.

                                         HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                         ANTICIPATED DEVELOPMENTS?

                                         The Fund has increased its allocation to mortgages and
                                         agency securities because of the added income they offer
                                         over U.S. Treasuries in a relatively stable environment. As always, the Fund will seek performance advantages by
                                         balancing short-term and longer-term maturities. These
                                         strategies should support performance, especially if the
                                         bond market continues to show greater stability than it did in 1998.
                                         ***Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations
Short-Intermediate Government
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]
 0.2%   Short Term Investments
 4.6%   Investment Companies
27.5%   U.S. Treasury Obligations
28.0%   U.S. Government and Agency Obligations
38.8%   Mortgage-Backed Securities
 0.9%   Other


PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP TEN HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 5.000% 01/15/04    7.0%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 02/01/29    6.9%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Bank (FHLB), 5.125%
                                                                                 02/26/02                                6.2%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.500% 07/01/28    5.8%
                                                                            -------------------------------------------------
                                                                              5  Federal Home Loan Bank (FHLB), 4.650%
                                                                                 10/20/00                                4.6%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA), 5.125% 02/13/04                 4.6%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage Association
                                                                                 (FNMA), 6.650% 11/14/07                 3.1%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 03/01/28    3.0%
                                                                            -------------------------------------------------
                                                                              9  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.125% 11/20/27                         2.8%
                                                                            -------------------------------------------------
                                                                             10  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 5.125% 10/15/08    2.6%
                                                                            -------------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

Nations
Short-Intermediate Government
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[PRIMARY A RETURN CHART]

                                                                  SHORT-INTERMEDIATE         LEHMAN INTERMEDIATE GOVERNMENT BOND
                                                                  GOVERNMENT $15,410                    INDEX $17,131
                                                           --------------------------------   -----------------------------------
Aug. 5 1991                                                             10000                                10000
                                                                        10088                                10363
1991                                                                    10569                                10862
                                                                        10412                                10748
                                                                        10874                                11165
                                                                        11255                                11655
1992                                                                    11171                                11616
                                                                        11594                                12051
                                                                        11771                                12287
                                                                        12031                                12546
1993                                                                    12047                                12565
                                                                        11832                                12332
                                                                        11712                                12263
                                                                        11766                                12358
1994                                                                    11735                                12345
                                                                        12177                                12859
                                                                        12629                                13459
                                                                        12806                                13668
1995                                                                    13168                                14125
                                                                        13047                                14028
                                                                        13059                                14122
                                                                        13278                                14365
1996                                                                    13561                                14697
                                                                        13541                                14694
                                                                        13896                                15104
                                                                        14218                                15491
1997                                                                    14517                                15833
                                                                        14710                                16072
                                                                        14948                                16370
                                                                        15401                                17134
1998                                                                    15444                                17177
Mar. 31 1999                                                            15410                                17131

[INVESTOR A RETURN CHART]

                                                                 SHORT-INTERMEDIATE          LEHMAN INTERMEDIATE GOVERNMENT BOND
                                                                 GOVERNMENT $15,928                     INDEX $17,131
                                                           --------------------------------   -----------------------------------
Aug. 5 1991                                                             10000                                10000
                                                                        10427                                10363
1991                                                                    10924                                10862
                                                                        10762                                10748
                                                                        11239                                11165
                                                                        11633                                11655
1992                                                                    11547                                11616
                                                                        11983                                12051
                                                                        12167                                12287
                                                                        12435                                12546
1993                                                                    12452                                12565
                                                                        12230                                12332
                                                                        12105                                12263
                                                                        12161                                12358
1994                                                                    12129                                12345
                                                                        12587                                12859
                                                                        13053                                13459
                                                                        13236                                13668
1995                                                                    13611                                14125
                                                                        13486                                14028
                                                                        13498                                14122
                                                                        13724                                14365
1996                                                                    14017                                14697
                                                                        13996                                14694
                                                                        14362                                15104
                                                                        14696                                15491
1997                                                                    15004                                15833
                                                                        15204                                16072
                                                                        15450                                16370
                                                                        15918                                17134
1998                                                                    15963                                17177
Mar. 31 1999                                                            15928                                17131

                                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                                    Investor A Shares
                                                                                    Since Inception        NAV**    MOP*
                                                                                    (8/5/91 through
                                                                                     3/31/99)              6.27%    5.82%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Short-
                                                    Intermediate Government Fund
                                                    from the inception of the
                                                    shareclass. Figures for the
                                                    Lehman Intermediate
                                                    Government Bond Index, an
                                                    unmanaged index comprised of
                                                    U.S. government agency and
                                                    U.S. Treasury securities,
                                                    include reinvestment of
                                                    dividends. It is unavailable
                                                    for investment. The
                                                    performance of Primary A,
                                                    Primary B, Investor B, and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                      Investor A           Investor B            Investor C
                         Primary A    Primary B      NAV       MOP       NAV      CDSC***      NAV       CDSC
Inception Date            8/1/91       6/28/96     8/5/91     8/5/91    6/7/93    6/7/93     6/17/92    6/17/92
-------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE         4.97%        4.61%       4.76%     1.32%     4.14%     1.15%       4.05%      3.06%
-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                    5.91%         --         5.70%     4.51%     5.17%     4.87%       5.21%      5.21%
5 YEARS                    5.63%         --         5.42%     4.72%     4.94%     4.94%       5.01%      5.01%
SINCE INCEPTION            6.44%        6.03%       6.27%     5.82%     4.43%     4.43%       4.89%      4.89%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

Nations
Government Securities
Fund  Fixed Income Management
      Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Government Securities Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         The Fund invests primarily in U.S. Treasuries,
Income Management Team of                mortgaged-backed securities and government agency bonds. The
TradeStreet Investment Associates,       Fund moves strategically among these sectors and among
Inc., investment sub-adviser to          securities of varying maturities to seek both high current
the Fund.                                income and capital appreciation.
INVESTMENT OBJECTIVE                     WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
The Fund seeks high current income       REPORTING PERIOD?
consistent with moderate                 The economic and market conditions were exceptional for
fluctuation of principal. The Fund       investing in U.S. government securities. Solid growth and
invests primarily in                     low inflation propelled both stocks and bonds to record
intermediate-term securities             levels. One of the most significant economic event of the
issued or guaranteed by the U.S.         year was the "Asian Contagion", the financial crisis that
Government, its agencies or              began in Asia and spread to include most of the emerging
instrumentalities.                       markets. As a result of the uncertainty and volatility in
PERFORMANCE REVIEW                       emerging markets, investors sought out the relative safety
For the 12-month period ended            of bonds denominated in the U.S. dollar. A rally in U.S.
March 31, 1999, Nations Government       Treasuries hit its peak in early October, with the yield on
Securities Fund Investor A Shares        the benchmark 30-year U.S. Treasury bond falling to 4.75%,
provided shareholders with a total       before retreating to just over 5.00%. As a general rule,
return of 5.16%.**                       bond prices -- especially U.S. Treasury bond prices -- tend to rise as interest rates fall.
                                         While values in the U.S. Treasury market surged in the early fall of 1998 following the decision of the Russian
                                         government to default on part of its external debt, other
                                         capital markets did not fare as well, including the markets for U.S. stocks and corporate bonds. In general, investors increased their selling of risk-oriented investments in a
                                         global "flight to quality" that benefited the
                                         highest-quality securities -- U.S. Treasuries -- the most.
                                         In response to this global

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Government Securities
Fund  Fixed Income Management
      Team Commentary continued...

                                         financial turmoil, and with few signs of any threat from
                                         inflation, the U.S. Federal Reserve Board lowered short-term interest rates three successive times in the fall of 1998, by a total of 0.75%. The Federal Reserve Board's actions
                                         provided the liquidity and the confidence to restore
                                         stability to domestic markets and help other economies hurt by the spreading economic problems of emerging markets.

The Fund's emphasis on the income        With confidence restored in the domestic markets, the
advantage of mortgage-backed             economy continued to prosper with healthy growth, high
securities helped performance in         employment, but little inflation, earning the "Goldilocks
the first half of the reporting          Economy" title -- not too strong, not too weak, but just
period. Over the long term we            right. Strong domestic growth allowed stocks to rally and
believe this focus should be a           low inflation pushed bond yields down and bond prices up.
winning strategy.                        This was a scenario, however, which most economists say is unsustainable in the long run. Typically, strong growth
                                         tends to increase inflation, leading to higher interest
                                         rates. However, this tendency did not play out in 1998
                                         because the global economic slowdown acted as a brake on
                                         U.S. domestic growth.
                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         The Fund performed in line with its peers during this time period. As a matter of investment philosophy, normally the
                                         Fund maintains about half its portfolio in mortgage-backed securities because they provide a high level of income.
                                         During the spring, mortgage-backed securities performed
                                         quite well as interest rates stayed within an established
                                         range. The added income of mortgage-backed securities over
                                         U.S. Treasuries rewarded investors. However, as rates
                                         declined in the summer and fall, mortgage-backed securities performed poorly in relation to U.S. Treasury securities,
                                         which have greater price appreciation potential in declining interest rate environments. Over the full 12-month period,
                                         Fund performance was in line with the average performance of funds in the Lipper General U.S. Government Funds
                                         Universe.*** Performance exceeded that of its peers during the first half of the year, but fell behind during the
                                         second half.
                                         ***Lipper Inc. is an independent mutual fund performance
                                         monitor. Funds included in the Lipper General U.S.
                                         Government Funds Universe invest at least 65% of their
                                         assets in U.S. Government and Agency issues.

Nations
Government Securities
Fund  Fixed Income Management
      Team Commentary continued...

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 1999?
                                         We foresee more stability in the markets. We do not
                                         anticipate a repeat of the volatility in bond prices and
                                         interest rates of 1998. Outside the U.S., the troubled
                                         economies of Asia and Russia seem to be on the road to
                                         recovery. Domestically, inflation continues to be under
                                         control. That being said, real interest rates -- rates
                                         adjusted for inflation -- remain quite high, and interest
                                         rates could drift moderately lower.

                                         HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THIS?(#)
                                         In this projected environment, fixed income securities that offer a yield advantage -- or spread -- over U.S. Treasuries should perform better than U.S. Treasuries. Mortgage-backed securities and U.S. agency bonds should outperform
                                         comparable-duration U.S. Treasuries. This outlook fits
                                         nicely with our strategy of providing a high level of income by emphasizing mortgage-backed securities. We therefore
                                         expect to look for opportunities to increase portfolio
                                         holdings of mortgage-backed securities to above 50% of the
                                         Fund's assets. We believe mortgage-backed securities offer more income than agency or U.S. Treasury bonds with little increase in risk.
                                         In managing the interest rate sensitivity of the Fund -- its price sensitivity to changes in interest rates -- we do not expect to vary duration much from a neutral 5.7-year to
                                         6.0-year position. In an environment of relatively stable
                                         interest rates, the potential gains from changing duration are not justified by the risks. We will focus primarily on seeking to increase income through sector selection. This
                                         has proven to be a winning strategy over the long run.
                                         #Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations
Government Securities
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 3.9%     U.S. Government and Agency Obligations
14.5%     U.S. Treasury Obligations
70.1%     Mortgage-Backed Securities
11.5%     Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP TEN HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 02/01/29    7.5%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 Series 2054, Class UA, 6.500%
                                                                                 09/15/25                                6.8%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Bank Discount Note,
                                                                                 .000% 04/21/99                          5.9%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 7.000% 10/01/27                         5.3%
                                                                            -------------------------------------------------
                                                                              5  Texas State, Department of Housing
                                                                                 and Community Affairs, Single-Family
                                                                                 Revenue, Series 1997C, (GNMA/FNMA
                                                                                 COLL, MBIA Insured), 6.800% 09/01/29    4.5%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.565% 07/01/16    4.2%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 12/01/28    4.0%
                                                                            -------------------------------------------------
                                                                              8  Federal Farm Credit Bank (FFCB),
                                                                                 5.450% 12/11/13                         3.2%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.960% 09/05/12    3.1%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, Principal Strip,
                                                                                 000% 08/27/04                           3.1%
                                                                            -------------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

Nations
Government Securities
Fund Performance

   GROWTH OF $10,000 INVESTMENT
[PRIMARY A RETURN CHART]

                                                    SALOMON BROTHERS MORTGAGE INDEX $18,504
                                                    ---------------------------------------
Apr. 17 1991                                                         10000
                                                                     10202
                                                                     10767
1991                                                                 11243
                                                                     11184
                                                                     11634
                                                                     11977
1992                                                                 12071
                                                                     12425
                                                                     12688
                                                                     12803
1993                                                                 12919
                                                                     12647
                                                                     12579
                                                                     12680
1994                                                                 12735
                                                                     13408
                                                                     14102
                                                                     14387
1995                                                                 14872
                                                                     14817
                                                                     14918
                                                                     15233
1996                                                                 15673
                                                                     15692
                                                                     16263
                                                                     16731
1997                                                                 17124
                                                                     17404
                                                                     17701
                                                                     18165
1998                                                                 18319
Mar. 31 1999                                                         18504

                                                    LEHMAN INTERMEDIATE TREASURY INDEX $17,608   GOVERNMENT SECURITIES $15,421
                                                    ------------------------------------------   -----------------------------
Apr. 17 1991                                                          10000                                  10000
                                                                      10169                                   9624
                                                                      10652                                  10121
1991                                                                  11165                                  10619
                                                                      11048                                  10429
                                                                      11477                                  10837
                                                                      11980                                  11186
1992                                                                  11940                                  11159
                                                                      12387                                  11491
                                                                      12629                                  11728
                                                                      12896                                  12002
1993                                                                  12915                                  12009
                                                                      12676                                  11644
                                                                      12605                                  11440
                                                                      12702                                  11375
1994                                                                  12690                                  11372
                                                                      13218                                  11930
                                                                      13835                                  12475
                                                                      14049                                  12682
1995                                                                  14518                                  13077
                                                                      14420                                  12807
                                                                      14516                                  12786
                                                                      14766                                  12992
1996                                                                  15107                                  13373
                                                                      15104                                  13167
                                                                      15526                                  13628
                                                                      15923                                  13975
1997                                                                  16275                                  14482
                                                                      16521                                  14666
                                                                      16826                                  15044
                                                                      17612                                  15694
1998                                                                  17656                                  15664
Mar. 31 1999                                                          17608                                  15421

[INVESTOR A RETURN CHART]

                                                    SALOMON BROTHERS MORTGAGE INDEX $18,504
                                                    ---------------------------------------
Apr. 17 1991                                                         10000
                                                                     10202
                                                                     10767
1991                                                                 11243
                                                                     11184
                                                                     11634
                                                                     11977
1992                                                                 12071
                                                                     12425
                                                                     12688
                                                                     12803
1993                                                                 12919
                                                                     12647
                                                                     12579
                                                                     12680
1994                                                                 12735
                                                                     13408
                                                                     14102
                                                                     14387
1995                                                                 14872
                                                                     14817
                                                                     14918
                                                                     15233
1996                                                                 15673
                                                                     15692
                                                                     16263
                                                                     16731
1997                                                                 17124
                                                                     17404
                                                                     17701
                                                                     18165
1998                                                                 18319
Mar. 31 1999                                                         18504

                                                    LEHMAN INTERMEDIATE TREASURY INDEX $17,608   GOVERNMENT SECURITIES $16,190
                                                    ------------------------------------------   -----------------------------
Apr. 17 1991                                                          10000                                  10000
                                                                      10169                                  10104
                                                                      10652                                  10625
1991                                                                  11165                                  11148
                                                                      11048                                  10949
                                                                      11477                                  11378
                                                                      11980                                  11744
1992                                                                  11940                                  11716
                                                                      12387                                  12064
                                                                      12629                                  12312
                                                                      12896                                  12601
1993                                                                  12915                                  12608
                                                                      12676                                  12225
                                                                      12605                                  12011
                                                                      12702                                  11942
1994                                                                  12690                                  11939
                                                                      13218                                  12525
                                                                      13835                                  13097
                                                                      14049                                  13315
1995                                                                  14518                                  13729
                                                                      14420                                  13448
                                                                      14516                                  13423
                                                                      14766                                  13639
1996                                                                  15107                                  14040
                                                                      15104                                  13824
                                                                      15526                                  14308
                                                                      15923                                  14671
1997                                                                  16275                                  15204
                                                                      16521                                  15397
                                                                      16826                                  15794
                                                                      17612                                  16477
1998                                                                  17656                                  16445
Mar. 31 1999                                                          17608                                  16190

                                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                                    Investor A Shares
                                                                                    Since Inception        NAV**    MOP*
                                                                                    (4/17/91 through
                                                                                     3/31/99)              6.24%    5.59%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Government
                                                    Securities Fund from the
                                                    inception of the shareclass.
                                                    Figures for the Lehman
                                                    Intermediate Treasury Index
                                                    track the market value of
                                                    U.S. Treasury securities
                                                    with maturities of 3 to 10
                                                    years. The Salomon Brothers
                                                    Mortgage Index is comprised
                                                    of 30-year and 15-year GNMA,
                                                    FNMA and FHLMC securities
                                                    and FNMA and FHLMC balloon
                                                    mortgages. Both Indices are
                                                    unmanaged and unavailable
                                                    for investment. The
                                                    performance of Primary A,
                                                    Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                          Investor A            Investor B             Investor C
                                         Primary A      NAV        MOP       NAV       CDSC***       NAV       CDSC
Inception Date                            4/11/91     4/17/91    4/17/91    6/7/93     6/7/93      7/6/92     7/6/92
-------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         5.41%       5.16%      0.20%     4.53%       0.55%       4.52%      3.52%
-------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                    6.65%       6.39%      4.68%     5.85%       4.95%       5.91%      5.91%
5 YEARS                                    6.04%       5.78%      4.75%     5.29%       5.13%       5.30%      5.30%
SINCE INCEPTION                            6.48%       6.24%      5.59%     4.46%       4.46%       4.73%      4.73%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

Nations
Strategic Fixed Income
Fund  Fixed Income Management
              Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Strategic Fixed Income Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
The Fund is managed by the Fixed         REPORTING PERIOD?
Income Management Team of                The past 12 months will be remembered as one of the most
TradeStreet Investment Associates,       volatile periods in fixed income history. The crisis in
Inc., investment sub-adviser to          Asia, the Russian default and the devaluation of the
the Fund.                                Brazilian Real caused dramatic swings in both interest rates
INVESTMENT OBJECTIVE                     and the spreads between the yields of higher quality and
The Fund seeks total return by           lower quality bonds. To calm the markets and restore
investing in investment grade            liquidity the Federal Reserve Board (the Fed) lowered short-
fixed income securities.                 term interest rates three successive times in the fall of
PERFORMANCE REVIEW                       1998, by a total of 0.75%. Several examples illustrate the
For the 12-month period ended            extent of the volatility during the 12-month period. The
March 31, 1999, Nations Strategic        yield on the benchmark 10-year U.S. Treasury note, which was
Fixed Income Fund Investor A             at 5.16% on March 19, 1999, fluctuated over a 1.2% range
Shares provided shareholders with        during the year, from a high of 5.81% on April 29, 1998 to a
a total return of 5.40%.**               low of 4.16% on October 10, 1998. The spreads -- or
                                         differences in yields -- between 10-year, A-rated corporate bonds and 10-year U.S. Treasury notes started the period at
                                         0.75%, and widened to as much as 1.45% before ending the
                                         period at 1.05%.
                                         International turmoil and the Asian recession also took its toll on commodities. Demand for oil all but evaporated and crude oil prices declined from almost $18.00 a barrel to
                                         just under $11.50, before rebounding to $15.00 on strong
                                         U.S. growth and expectations of a quick recovery in Asia.
                                         Throughout this turmoil, the U.S. remained an "oasis of
                                         prosperity" with U.S. Gross Domestic Product (the market
                                         value of the goods and services produced) growing at an
                                         estimated 4.3% for 1998. The U.S. consumer, unfazed by the recent volatility, continued to spend, pushing the economy through its ninth year of expansion.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 3.25%, which may be applied to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Strategic Fixed Income
Fund Fixed Income Management
              Team Commentary continued...

                                         Unemployment remained near historical lows as continued
                                         strength in real disposable income translated into a high
                                         consumer confidence. At the same time, the industrial side of the economy, burdened by slower exports as well as the
                                         effects of the strong dollar, remained sluggish.

                                         Inflation, as measured by the Consumer Price Index (CPI),
                                         remained benign over the past year, increasing only 1.5% in
                                         1998. Huge declines in commodities and weakness on the
                                         manufacturing side of the economy offset relatively full
                                         employment and money supply growth.

                                         The overall performance of the fixed income markets for the past 12 months was strong, with the benchmark Salomon Broad
                                         Investment Grade Index*** posting a positive return of
                                         6.31%.

                                         The top-performing sector for the period was U.S. agency
                                         debt which outperformed comparable maturity U.S. Treasuries by 0.44%, followed by U.S. agency mortgage-backed securities which outperformed U.S. Treasuries by 0.28%. The
                                         worst-performing sector was U.S. corporate bond debt, which underperformed U.S. Treasuries by 0.60%. AA-rated, A-rated, and BBB-rated corporate bonds underperformed U.S. Treasuries by 0.03%, 0.27%, and 1.61%, respectively.

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatility in the fixed income markets, we
                                         maintained the Fund's strategy of maximizing income while
                                         carefully controlling risk. While this caused the Fund to
                                         underperform during the third calendar quarter 1998, it was able to outperform competitors when the markets reversed
                                         course in the final quarter of 1998.

                                         ***The Salomon Broad Investment Grade Index is
                                         market-capitalization-weighted and includes fixed-rate
                                         Treasury, Government-sponsored, mortgage and
                                         investment-grade corporates with a maturity of one year or longer. It is unmanaged and unavailable for investment.

Nations
Strategic Fixed Income
Fund Fixed Income Management
              Team Commentary continued...

As the yield advantages of               WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
mortgage-backed securities and           PERFORMANCE?(+)
corporate bonds over U.S.                The most important investment decision that was made during
Treasuries grew wider late in            the reporting period was to increase the Fund's weightings
1998, we increased our emphasis on       in corporate bonds and mortgage-backed securities
those sectors, helping Fund              (mortgages) during the fourth quarter. A-rated corporate
performance.                             bonds were trading as wide as 1.45% over U.S. Treasuries.
                                         The last time investment-grade corporate bonds traded at
                                         these levels was when the U.S. was deep in a recession in
                                         the early 90s. While we believed U.S. economic growth would slow, we also believed that the combination of strong levels of consumer spending and an attentive Fed would prevent a
                                         recession. The spread between A-rated corporate bonds and
                                         U.S. Treasury notes have since tightened to 0.80%. U.S.
                                         government agency mortgage-backed securities were trading at more than 2.00% over 10-year U.S. Treasuries. This was a
                                         level that had not been seen since the infancy of the
                                         mortgage-backed securities market in the middle 80s. The
                                         combination of historically low rates and attractive
                                         mortgage refinancing opportunities increased the supply of mortgage-backed securities. It was our belief that once the market absorbed the excess supply, the yield spreads between mortgages and U.S. Treasuries would tighten to more
                                         reasonable levels and mortgages would outperform U.S.
                                         Treasuries. Mortgages have since tightened 0.40% to 1.60%
                                         over 10-year U.S. Treasury notes.

                                         WHAT INVESTMENT DECISIONS HINDERED THE OVERALL PERFORMANCE
                                         OF THE FUND?
                                         The investment decision that most hindered the performance for the Fund was our systematic overweighting of
                                         investment-grade corporate bonds and asset-backed
                                         securities. Our process relies on overweighting these
                                         products to seek to add income to the portfolio in exchange for a slightly higher risk profile. The past 12 months have been an extremely difficult period for all but the most
                                         liquid sectors of the fixed income markets. Because our
                                         focus is on higher yielding investment-grade corporate bonds and other "spread" products, the portfolio had a strong
                                         positive return, but the prices of the securities in the
                                         portfolio did not increase as much as comparable maturity
                                         U.S. Treasury securities. However, over the last few months of the fiscal period, this trend reversed itself and the
                                         portfolio performed extremely well.
                                         +Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations
Strategic Fixed Income
Fund Fixed Income Management
              Team Commentary continued...

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 1999?
                                         While the consensus of Wall Street economists is for U.S.
                                         Gross Domestic Product to grow at a rate 3.5% in 1999, we
                                         believe that there is a risk that growth may be quicker
                                         because of the momentum of the U.S. economy. The wildcard
                                         over the next year is the timing of Asia's economic
                                         turnaround.
                                         Asia remains a big question mark for the next year, with
                                         many economists calling for a "v" shaped recovery. This
                                         would indicate a recovery as rapid and dramatic as the
                                         initial fall. Although we believe the Asian economies have bottomed, we suspect that the recovery in the region will be slower than anticipated. While Korea has recently shown
                                         strength in industrial production and exports, Japan, which constitutes two-thirds of the region's Gross Domestic
                                         Product, continues to show signs of weakness. If Japan
                                         chooses to monetize its debt by printing currency, they may cause another round of devaluations in the region. China has stated its intentions to maintain the value of the Yen, but if it fails to meet its growth targets and the Yen declines substantially in value, all bets are off.
                                         Our interest rate outlook for the rest of 1999 is for rates to remain within a 0.50% range and for the Fed to move from neutral to a bias towards tightening, or raising short-term rates. U.S. interest rates are bounded on the high side by the fact that they are high when compared to the rest of the world. They are bounded on the low side by the fact that the
                                         U.S. economy is too strong and fully employed to warrant a large decline in rates.

                                         HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE
                                         ANTICIPATED DEVELOPMENTS?
                                         With our expectations of fairly stable interest rates and a strong U.S. economy, we believe the top-performing sectors will be the "spread" sectors. These include corporate bonds, asset-backed securities, and mortgage-backed debt. We
                                         believe these products will add income to the portfolio and, when spreads revert to more normal levels, the prices of
                                         these securities should increase relative to comparable
                                         maturity U.S. Treasury securities. With this in mind, the
                                         Fund will continue to hold sizeable positions in corporate bonds, asset-backed and U.S. agency mortgage-backed
                                         securities.

Nations
Strategic Fixed Income
Fund Fixed Income Management
              Team Commentary continued...

                                         Another area of focus for the coming year is AAA-rated
                                         commercial mortgage-backed securities. These securities are the highest rated and are backed by loans on commercial
                                         properties. Unlike traditional residential mortgage-backed securities, the loans underlying these securities are in
                                         many cases prevented from prepayment before maturity. At
                                         1.25% over comparable maturity U.S. Treasuries, these
                                         securities offer little credit risk and a tremendous
                                         increase in yield.
                                         Finally, to seek to maximize the return of the portfolio, we will look to rotate selectively among high quality sectors like U.S. agency mortgage-backed and AAA-rated asset-backed securities. Temporary supply/demand imbalances often create relative value opportunities among these sectors.

Nations
Strategic Fixed Income
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 2.0% Investment Companies
 3.8% U.S. Treasury Obligations
 4.8% Foreign Bonds and Notes
13.7% Asset-Backed Securities
31.9% Corporate Bonds and Notes
43.8% Mortgage-Backed Securities


PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP TEN HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.00% 02/01/28     7.2%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.50% 08/01/13     2.5%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.50% 03/01/29     2.5%
                                                                            -------------------------------------------------
                                                                              4  CS First Boston Mortgage Securities
                                                                                 Corporation, Series 1998-C1, Class
                                                                                 A1B, 6.48% 05/17/08                     1.7%
                                                                            -------------------------------------------------
                                                                              5  GMAC Commercial Mortgage Securities
                                                                                 Inc., Series 1998-C2, Class A2, 6.42%
                                                                                 08/15/08                                1.7%
                                                                            -------------------------------------------------
                                                                              6  Prudential Securities Secured
                                                                                 Financing Corporation, Series
                                                                                 1998-C1, Class A1B, 6.51% 07/15/08      1.7%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.50% 02/01/25     1.7%
                                                                            -------------------------------------------------
                                                                              8  DLJ Commercial Mortgage Corporation,
                                                                                 Series 1999-CG1, Class A1B1, 6.46%
                                                                                 01/10/09                                1.6%
                                                                            -------------------------------------------------
                                                                              9  Nomura Asset Securities Corporation,
                                                                                 Series 1998-D6, Class A1B, 6.59%
                                                                                 03/17/28                                1.6%
                                                                            -------------------------------------------------
                                                                             10  Prudential Securities Secured
                                                                                 Financing Corporation, Series
                                                                                 1999-NRF1, Class A2, 6.48% 01/15/09     1.6%
                                                                            -------------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

Nations
Strategic Fixed Income
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[PRIMARY A RETURN CHART]

                                                                                                      LEHMAN AGGREGATE BOND
                                                               STRATEGIC FIXED INCOME $14,363             INDEX $15,761
                                                               ------------------------------         ---------------------
Nov. 19 1992                                                               10000                              10000
1992                                                                        9782                              10161
                                                                           10246                              10581
                                                                           10523                              10861
                                                                           10847                              11145
1993                                                                       10820                              11151
                                                                           10511                              10831
                                                                           10383                              10720
                                                                           10436                              10785
1994                                                                       10440                              10826
                                                                           10913                              11372
                                                                           11557                              12064
                                                                           11725                              12301
1995
                                                                           12221                              12825
                                                                           11914                              12598
                                                                           11928                              12669
                                                                           12102                              12904
1996                                                                       12456                              13291
                                                                           12355                              13216
                                                                           12769                              13702
                                                                           13176                              14156
1997                                                                       13486                              14573
                                                                           13629                              14800
                                                                           13928                              15146
                                                                           14352                              15787
1998                                                                       14421                              15841
Mar. 31 1999                                                               14363                              15761

[INVESTOR A RETURN CHART]

                                                                                                      LEHMAN AGGREGATE BOND
                                                               STRATEGIC FIXED INCOME $14,846             INDEX $15,761
                                                               ------------------------------         ---------------------
Nov. 19 1992                                                               10000                              10000
1992                                                                       10111                              10161
                                                                           10590                              10581
                                                                           10876                              10861
                                                                           11211                              11145
1993                                                                       11183                              11151
                                                                           10864                              10831
                                                                           10732                              10720
                                                                           10787                              10785
1994                                                                       10791                              10826
                                                                           11280                              11372
                                                                           11945                              12064
                                                                           12118                              12301
1995
                                                                           12631                              12825
                                                                           12314                              12598
                                                                           12329                              12669
                                                                           12509                              12904
1996                                                                       12874                              13291
                                                                           12770                              13216
                                                                           13198                              13702
                                                                           13619                              14156
1997                                                                       13939                              14573
                                                                           14086                              14800
                                                                           14396                              15146
                                                                           14834                              15787
1998                                                                       14905                              15841
Mar. 31 1999                                                               14846                              15761

                                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                                    Investor A Shares
                                                                                    Since Inception        NAV**    MOP*
                                                                                    (11/19/92 through
                                                                                     3/31/99)              6.41%    5.85%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations Strategic
                                                    Fixed Income Fund from the
                                                    inception of the shareclass.
                                                    Figures for the Lehman
                                                    Aggregate Bond Index, an
                                                    unmanaged index comprised of
                                                    the Lehman Government/
                                                    Corporate Index, the
                                                    Asset-Backed Securities
                                                    Index and the
                                                    Mortgage-Backed Securities
                                                    Index which include U.S.
                                                    Treasury issues, agency
                                                    issues, corporate bond
                                                    issues and mortgage-backed
                                                    securities, include
                                                    reinvestment of dividends.
                                                    It is unavailable for
                                                    investment. The performance
                                                    of Primary A, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                        Investor A         Investor B          Investor C
                                         Primary A    NAV       MOP      NAV     CDSC***     NAV       CDSC
Inception Date                           10/30/92   11/19/92  11/19/92  6/7/93   6/7/93    11/16/92  11/16/92
-----------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         5.61%     5.40%     1.94%    4.76%     1.79%     4.90%     3.91%
-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                    6.64%     6.43%     5.28%    5.87%     5.57%     6.02%     6.02%
5 YEARS                                    6.66%     6.44%     5.74%    5.92%     5.92%     6.06%     6.06%
SINCE INCEPTION                            6.61%     6.41%     5.85%    5.24%     5.24%     6.01%     6.01%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

Nations
U.S. Government Bond
Fund  Fixed Income Committee
              Commentary*

                                         In the following interview, the Committee shares its views on Nations U.S. Government Bond Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by Boatmen's         The Fund is positioned to seek to maximize the long-term
Capital Management, Inc.'s Fixed         returns available through the active management of
Income Committee. Boatmen's              high-quality fixed income securities. Management has full
Capital Management, Inc., is the         discretion with respect to the duration and maturity
investment sub-adviser to the            structure, and the average weighted maturity of the Fund can
Fund.                                    be anywhere between five and 30 years. As a result, duration
INVESTMENT OBJECTIVE                     and average maturity at any time may be significantly above
The Fund seeks total return and          or below broad market benchmarks such as the Lehman
preservation of capital by               Government Bond Index.***
investing in U.S. government             WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
securities and repurchase                REPORTING PERIOD?
agreements collateralized by such        In general, the 12-month period was favorable to investing
securities.                              in U.S. government securities. Domestically, strong economic
PERFORMANCE REVIEW                       growth was accompanied by low inflation and
For the 12-month period ended            stable-to-declining interest rates. Internationally,
March 31, 1999, Nations U.S.             uncertainty about global economic growth, rooted in the
Government Bond Fund Investor A          Asian economic crisis, encouraged investors to seek the
Shares provided shareholders with        relative safety of U.S. Treasury securities. This global
a total return of 5.57%.**               "flight to quality" reached its zenith in the weeks
                                         following the Russian government's default on part of its
                                         external debt in August 1998. In the fall, the U.S. Federal
                                         Reserve Board (the Fed) stepped in, lowering short-term
                                         interest rates three successive times. These actions
                                         restored confidence in the world financial markets. While
                                         investors began returning to equity markets and higher-risk fixed income markets, including corporate bonds in late 1998 and early 1999, U.S. government securities performed very
                                         well during the full 12-month period.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           ***The Lehman Government Bond Index is unmanaged and represents the return of government bonds with an average maturity of approximately nine years. It is unavailable for investment.

                           Source for all statistical data -- Boatmen's Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
U.S. Government Bond
Fund  Fixed Income Committee
              Commentary continued...

                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?
                                         Nations U.S. Government Bond Fund's strong performance was largely the result of the Fund's longer-than-average
                                         duration during most of the past year as bond yields tended to move down. In general, in a declining interest rate
                                         environment, longer-maturity bonds tend to outperform
                                         shorter-maturity bonds. This is especially true in the U.S.
                                         Treasury market, the highest quality fixed income market.

                                         From the beginning of 1998, we structured the Fund's
                                         investment portfolio consistent with our view that the Asian economic crisis would slow global growth. We believed the
                                         currency devaluations already experienced in Southeast Asia would put intense pressure on U.S. companies producing goods for overseas markets, further softening their already weak power to control prices. This factor, coupled with declining commodity prices, would thwart inflationary pressures and
                                         provide a favorable environment for long-term, high-quality fixed income instruments such as government securities.

                                         This judgment proved to be correct, and the Fund was well
                                         positioned to benefit from the unstable global economic
                                         environment. At the height of the global financial
                                         volatility in the third and fourth calendar quarters of
                                         1998, the Fund maintained a duration above normal
                                         benchmarks, allowing the Fund to take advantage of
                                         heightened demand for U.S. Treasuries in the global flight to quality. During the fourth calendar quarter, as market
                                         interest rates declined and the Fed lowered short-term
                                         interest rates, we lowered the Fund's duration to be closer to that of the benchmark's. In general, this active
                                         management of the Fund's duration -- or sensitivity to
                                         interest rate changes -- contributed to the Fund's
                                         performance.

Nations
U.S. Government Bond
Fund  Fixed Income Committee
              Commentary continued...

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 1999?
In an environment of generally low       We anticipate continued low inflation, with the possibility
inflation and declining interest         that global economic problems ultimately could slow economic
rates, the decision to concentrate       growth in the United States. Such a slowdown could prompt
on longer-maturity government            the Fed to lower short- term interest rates again, possibly
securities supported Fund                in the second half of 1999. At the end of March 1999, yields
performance.                             on the 30-year U.S. Treasury continued to be attractive,
                                         based on our outlook for subdued inflation, conservative
                                         monetary policy and slower economic growth. We believe
                                         yields on the 30-year U.S. Treasury Bond should continue to fluctuate within a range of 5.00% to 5.75%, but that lower interest rates would be justified if economic growth slows significantly.

                                         HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                         ANTICIPATED DEVELOPMENTS?(+)
                                         At the end of the Fund's fiscal year on March 31, 1999, the
                                         Fund's duration was maintained at 5.9 years. The Fund
                                         continues to be invested solely in U.S. government
                                         securities. Portfolio allocations, as a percentage of net
                                         assets, were: U.S. Treasury securities, 37%; mortgage-
                                         backed securities, 33%; U.S. Government agency securities,
                                         29%; and cash, 1%.
                                         Given a generally favorable outlook for government
                                         securities, we believe it makes sense to keep portfolio
                                         duration higher than common benchmarks and maintain an
                                         emphasis on mortgage-backed securities, which seem to offer attractive relative value.
                                         As we monitor the market environment closely, our primary
                                         concerns spring from the recognition that the domestic
                                         economy has remained incredibly resilient, benefiting from low inflation in spite of high employment. A major
                                         contributor to the health of the economy undoubtedly has
                                         been the increase in the money supply. If not reversed,
                                         however, this trend could lead to a resurgence of inflation and higher interest rates.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations
U.S. Government Bond
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 0.8% Investment Companies
29.3% U.S. Government Agency
33.4% Mortgage-Backed Securities
36.5% U.S. Treasury Obligations



PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP TEN HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal Home Loan Bank (FHLB), 5.63%
                                                                                 03/19/01                                7.8%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 5.75% 04/15/08                          7.4%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.00% 03/01/13     6.1%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 5.75% 07/15/03                          5.4%
                                                                            -------------------------------------------------
                                                                              5  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.00% 09/01/13                          4.8%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.00% 03/01/13     4.2%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Notes, 6.25% 10/31/01     4.1%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Notes, 6.25% 02/15/07     4.0%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.50% 06/01/03     3.9%
                                                                            -------------------------------------------------
                                                                             10  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 8.00% 12/01/29                          3.5%
                                                                            -------------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

Nations
U.S. Government Bond
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[PRIMARY A RETURN CHART]

                                                                                                      LEHMAN GOVERNMENT BOND
                                                                U.S. GOVERNMENT BOND $13034                INDEX $14170
                                                                ---------------------------           ----------------------
Feb. 7 1995                                                                10000                              10000
                                                                            9750                              10279
                                                                           10453                              10916
                                                                           10639                              11110
1995                                                                       11149                              11617
                                                                           10832                              11355
                                                                           10901                              11409
                                                                           11041                              11601
1996                                                                       11346                              11940
                                                                           11274                              11843
                                                                           11616                              12254
                                                                           11925                              12664
1997                                                                       12259                              13085
                                                                           12345                              13282
                                                                           12696                              13633
                                                                           13272                              14387
1998                                                                       13255                              14375
Mar. 31 1999                                                               13034                              14170

[INVESTOR A RETURN CHART]

                                                                                                      LEHMAN GOVERNMENT BOND
                                                                U.S. GOVERNMENT BOND $13684                INDEX $14170
                                                                ---------------------------           ----------------------
Feb. 7 1995                                                                10000                              10000
                                                                           10236                              10279
                                                                           10974                              10916
                                                                           11169                              11110
1995                                                                       11705                              11617
                                                                           11372                              11355
                                                                           11445                              11409
                                                                           11591                              11601
1996                                                                       11912                              11940
                                                                           11836                              11843
                                                                           12196                              12254
                                                                           12520                              12664
1997                                                                       12871                              13085
                                                                           12961                              13282
                                                                           13329                              13633
                                                                           13934                              14387
1998                                                                       13916                              14375
Mar. 31 1999                                                               13684                              14170

                                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                                    Investor A Shares
                                                                                    Since Inception        NAV**    MOP*
                                                                                    (2/7/95 through
                                                                                     3/31/99)              7.86%    6.61%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations U.S.
                                                    Government Bond Fund from
                                                    the inception of the
                                                    shareclass. Figures for the
                                                    Lehman Government Bond
                                                    Index, an unmanaged index,
                                                    represent the return of
                                                    government bonds with an
                                                    average maturity of
                                                    approximately nine years and
                                                    include reinvestment of
                                                    dividends. It is unavailable
                                                    for investment. The
                                                    performance of Primary A,
                                                    Primary B, Investor B and
                                                    Investor C Shares may vary
                                                    based on the differences in
                                                    sales loads and fees paid by
                                                    the shareholders investing
                                                    in each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                       Investor A        Investor B         Investor C
                                          Primary A   NAV     MOP      NAV     CDSC***     NAV     CDSC
Inception Date                             11/7/94   2/7/95  2/7/95  11/10/94  11/10/94  9/19/97  9/19/97
-------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          5.83%    5.57%   0.53%    4.93%     1.04%     5.13%    4.16%
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                     6.59%    6.36%   4.63%    5.68%     4.83%      --       --
SINCE INCEPTION                             9.23%    7.86%   6.61%    8.21%     8.03%     5.68%    5.68%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

Nations
Diversified Income
Fund  Fixed Income Management
              Team Commentary*

                                         In the following interview, the team shares its views on
                                         Nations Diversified Income Fund's performance for the
                                         12-month period ended March 31, 1999, and its outlook for
                                         the future.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Fixed         Our investment philosophy emphasizes the pursuit of total
Income Management Team of                return, based on our belief that the combination of current
TradeStreet Investment Associates,       income and price movement ultimately is more important than
Inc., investment sub-adviser to          current income alone. We also believe that combining
the Fund.                                different strategies is the best way to add value over time.
INVESTMENT OBJECTIVE                     These strategies include making decisions about: allocating
The Fund seeks total return with         to different sectors of the fixed income market; rotating
an emphasis on current income by         among sectors as the outlook and conditions change;
investing in a diversified               selecting individual securities; and managing duration, or
portfolio of fixed income                the portfolio's sensitivity to interest rate movements. By
securities.                              using multiple strategies, we avoid making "big bets" in any
PERFORMANCE REVIEW                       one area, and we look for each strategy to add the potential
For the 12-month period ended            for incremental income without any single strategy
March 31, 1999, Nations                  dominating returns. The Fund invests in government
Diversified Income Fund Investor A       securities and corporate bonds, including high yield
Shares provided a total return of        corporate bonds. High yield corporate bonds and government
4.74%.**                                 securities are not highly correlated to one another; they
                                         react differently to changes in interest rates and the
                                         economy. This divergence in performance is the key to this part of the Fund's strategy, as the Fund balances credit
                                         risk and interest rate risk by allocating assets to the
                                         different sectors as market conditions warrant.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         U.S. Treasuries -- the highest quality securities in the
                                         fixed income market -- were the performance leaders during the 12-month period, which was dominated by investor fear
                                         and risk avoidance. It also was a period in which a global
                                         "flight-to-quality" favored shorter-maturity U.S.
                                         Treasuries. Yields on two-year U.S. Treasuries, for

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return. It does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
Diversified Income
Fund  Fixed Income Management
              Team Commentary continued...

                                         example, declined by more than .40%, while yields on 30-year
                                         U.S. Treasuries declined by .25%. As a general rule, bond
                                         prices rise as interest rates decline, especially among
                                         high-grade bonds, including U.S. Treasuries. Throughout the year, the fear of a global economic slowdown emanating from the Asian financial crisis caused apprehension in the
                                         financial markets. Investor fears reached their highest
                                         point in the weeks immediately following the Russian
                                         government's decisions in August 1998 to allow the national currency, the ruble, to devalue and to default on part of
                                         the nation's external debt.
                                         In the face of a crisis of confidence in financial markets throughout the world, the U.S. Federal Reserve Board reduced short-term interest rates three successive times in the
                                         fall -- by a total of 0.75%. These actions restored
                                         confidence, liquidity and stability to the markets,
                                         especially helping the performance of corporate bonds and
                                         other fixed-income securities, such as mortgage-backed and asset-backed securities. However, even with a strong rally in these sectors toward the end of the fiscal year, U.S.
                                         Treasuries outperformed other fixed income asset classes of comparable maturities for the full 12-month period.

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?***

The Fund's active management of          We began the period with the Fund defensively positioned,
sector allocation helped                 with U.S. Treasuries overweighted and corporate bonds
performance, particularly by de-         underweighted. We believed that while interest rates were
emphasizing corporate bonds early        stable, bond investors were concerned that the Federal
in the year and by emphasizing           Reserve Board might raise short-term interest rates to stave
them later.                              off potential inflation in the face of reports of strong
                                         economic growth and high employment. We believed the
                                         corporate bond sector was overvalued relative to U.S.
                                         Treasury securities and that the incremental yield of
                                         corporate bonds did not justify their added risks. These
                                         concerns also led us to maintain a relatively low weighting in the high yield sector. Then came August 1998 and the
                                         Russian devaluation and default. It sparked a global flight to quality that led to a huge rally in U.S. Treasury
                                         securities and underperformance by riskier classes of
                                         securities, including both investment-grade and high yield corporate bonds. We used this environment as an opportunity to increase the Fund's emphasis on corporate bonds, which we believe had taken on more attractive relative value. We
                                         increased the Fund's investment-grade
                                         ***Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations
Diversified Income
Fund  Fixed Income Management
              Team Commentary continued...

                                         corporate exposure from 48% to 66% of the portfolio and the high yield corporate exposure from 18% to 21%. The effects of this change in sector allocation were to increase both
                                         portfolio income and the potential for price appreciation.

                                         At the start of the 12-month period, the Fund's exposure to the mortgage-backed sector had been reduced because we were concerned about prepayment risk. That is the risk that
                                         mortgage-backed securities could lose some of their value as more homeowners refinance their mortgages to take advantage of lower interest rates. The Fund's mortgage-backed
                                         securities (mortgages) allocation remained relatively stable throughout the year. During the U.S. Treasury rally of the fall of 1998, U.S. Treasury securities substantially
                                         outperformed mortgages. While we had modestly increased our emphasis on mortgages from 13% to 16% of the Fund's
                                         portfolio, we preferred to place greater emphasis on
                                         corporate bonds.
                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?
                                         Our active management of sector allocation, especially as it affected corporate bond investments, was a significant
                                         contributor. The Fund outperformed competitors early in the period when we de-emphasized corporate bonds that we
                                         believed were overvalued. However, after the sector
                                         performed poorly, our decision to increase the Fund's
                                         emphasis on corporate securities helped performance, as the
                                         Fund was able to benefit from improving valuations. Our
                                         investment process drives this type of active sector
                                         rotation. By sticking to our discipline, the Fund was able to generate strong returns.
                                         WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO
                                         PERFORMANCE DURING THE PERIOD?
                                         Performance was held back in the final fiscal quarter -- the first calendar quarter of 1999 -- by our decision not to
                                         increase the Fund's emphasis on corporate securities even
                                         more than we had. The Fund did not participate fully in the rally in investment-grade and high yield corporate bonds as those sectors improved.

Nations
Diversified Income
Fund  Fixed Income Management
              Team Commentary continued...

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 1999?
                                         We expect that the domestic economy may grow even faster
                                         than generally expected by Wall Street, as evidenced by the rapid expansion during the first quarter of 1999. If other economies around the world join in this unexpectedly fast
                                         growth, U.S. Gross Domestic Product (the market value of
                                         goods and services produced) could expand more quickly than the 2.5% rate that the Federal Reserve Board has established as its "comfort zone." However, we expect that interest
                                         rates in the U.S. will be relatively stable for the
                                         remainder of 1999, as the anticipated benign inflation
                                         picture will likely offset strong domestic growth.

                                         While prospects for improvement in the global economy seem likely, we have learned over the last few years that
                                         unexpected events can have significant impacts. Currently, the greatest risks appear to be concentrated in Asia.
                                         Japan's attempts to stimulate its economy could affect other
                                         Asian currencies. If, for example, China were to devalue its currency, the financial markets could be hit with another
                                         bout of "Asian flu."

                                         HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE
                                         ANTICIPATED DEVELOPMENTS?
                                         In an environment of stable interest rates and strong
                                         domestic economic growth, we will continue to emphasize the sectors that offer yield advantages over U.S. Treasuries,
                                         including corporate bonds and mortgage-backed securities. We anticipate that the incremental income and potential for
                                         further recovery in these sectors may help them outperform
                                         U.S. Treasuries in the months ahead. In the projected
                                         environment of stable interest rates, we believe security
                                         selection will be a key component of performance. We will
                                         continue to attempt to identify candidates for credit rating upgrades.

Nations
Diversified Income
Fund

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/99)

[PIE CHART]

 0.8% Investment Companies
 0.9% Foreign Bonds and Notes
 1.3% Other
 3.3% Municipal Bonds and Notes
16.3% Mortgage-Backed Securities
17.7% U.S. Treasury Obligations
59.7% Corporate Bonds and Notes


PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 1999, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP TEN HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Comdisco Inc., 6.130% 08/01/01          1.8%
                                                                            -------------------------------------------------
                                                                              2  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 7.500% 09/15/28                         1.7%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 05/01/28    1.7%
                                                                            -------------------------------------------------
                                                                              4  Tenet Healthcare Corporation, Sr.
                                                                                 Notes, 8.000% 01/15/05                  1.6%
                                                                            -------------------------------------------------
                                                                              5  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.500% 10/01/12                         1.6%
                                                                            -------------------------------------------------
                                                                              6  Viacom Inc., 8.250% 08/01/22            1.6%
                                                                            -------------------------------------------------
                                                                              7  GTE Corporation, 7.900% 02/01/27        1.6%
                                                                            -------------------------------------------------
                                                                              8  Louis Dreyfus Natural Gas
                                                                                 Corporation, Sr. Sub. Notes, 9.250%
                                                                                 06/15/04                                1.5%
                                                                            -------------------------------------------------
                                                                              9  Conseco Finance TR II, 8.700%
                                                                                 11/15/26                                1.5%
                                                                            -------------------------------------------------
                                                                             10  Washington Mutual Inc., 8.206%
                                                                                 02/01/27                                1.5%
                                                                            -------------------------------------------------
                                                                            THE TOP TEN HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

Nations
Diversif ied Income
Fund Performance

   GROWTH OF $10,000 INVESTMENT

[PRIMARY A RETURN CHART]

                                                                                                LEHMAN GOVERNMENT/CORPORATE BOND
                                                                DIVERSIFIED INCOME $15,401                INDEX $15,052
                                                                --------------------------      ---------------------------------
Nov. 25 1992                                                              10000                               10000
1992                                                                       9656                               10171
                                                                          10285                               10574
                                                                          10691                               10802
                                                                          11081                               11046
1993                                                                      11165                               11065
                                                                          10862                               10840
                                                                          10697                               10775
                                                                          10784                               10864
1994                                                                      10859                               10852
                                                                          11424                               11328
                                                                          12272                               11893
                                                                          12486                               12091
1995                                                                      13098                               12517
                                                                          12674                               12413
                                                                          12709                               12491
                                                                          12953                               12712
1996                                                                      13387                               13023
                                                                          13271                               13009
                                                                          13742                               13393
                                                                          14094                               13754
1997                                                                      14501                               14049
                                                                          14704                               14268
                                                                          15091                               14536
                                                                          15463                               15189
1998                                                                      15555                               15234
Mar. 31 1999                                                              15401                               15052

[INVESTOR A RETURN CHART]

                                                              DIVERSIFIED INCOME $16,169                    LEHMAN
                                                              --------------------------      BROTHERS GOVERNMENT/CORPORATE BOND
                                                                                                         INDEX $15,052
                                                                                              -----------------------------------
Nov. 25 1992                                                            10000                                10000
1992                                                                    10138                                10171
                                                                        10798                                10574
                                                                        11225                                10802
                                                                        11633                                11046
1993                                                                    11721                                11065
                                                                        11404                                10840
                                                                        11230                                10775
                                                                        11821                                10864
1994                                                                    11401                                10852
                                                                        11994                                11328
                                                                        12883                                11893
                                                                        13109                                12091
1995                                                                    13751                                12517
                                                                        13306                                12413
                                                                        13343                                12491
                                                                        13599                                12712
1996                                                                    14055                                13023
                                                                        13932                                13009
                                                                        14427                                13393
                                                                        14796                                13754
1997                                                                    15224                                14049
                                                                        15437                                14268
                                                                        15843                                14536
                                                                        16234                                15189
1998                                                                    16330                                15234
Mar. 31 1999                                                            16169                                15052

                                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                                    Investor A Shares
                                                                                    Since Inception        NAV**    MOP*
                                                                                    (11/25/92 through
                                                                                     3/31/99)              7.86%    6.86%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations
                                                    Diversified Income Fund from
                                                    the inception of the
                                                    shareclass. Figures for the
                                                    Lehman Government/Corporate
                                                    Bond Index, an unmanaged
                                                    index comprised of U.S.
                                                    Government, U.S. Treasury
                                                    and agency securities,
                                                    corporate and yankee bonds,
                                                    include reinvestment of
                                                    dividends. It is unavailable
                                                    for investment. The
                                                    performance of Primary A,
                                                    Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                           [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/99)

                                                     Investor A          Investor B         Investor C
                                    Primary A      NAV       MOP       NAV     CDSC***     NAV     CDSC
Inception Date                       10/30/92    11/25/92  11/25/92   6/7/93    6/7/93   11/9/92  11/9/92
-------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     5.00%      4.74%     -0.27%    4.11%     -0.77%    4.09%    3.09%
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                6.98%      6.71%     4.99%     6.12%     5.23%     6.23%    6.23%
5 YEARS                                7.50%      7.23%     6.19%     6.66%     6.35%     6.74%    6.74%
SINCE INCEPTION                        8.14%      7.86%     7.04%     6.23%     6.11%     7.47%    7.47%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS FUNDS
Nations Short-Term Income Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 26.4%
            ASSET-BACKED -- AUTO LOANS -- 7.5%
 $ 7,900    BankBoston RV Trust, Series 1997-1, Class
             A-7,
             6.480% 07/15/08.........................    $  8,022
  11,000    Chase Manhattan Auto Owner Trust, Series
             1996-C, Class A-4,
             6.150% 03/15/02.........................      11,089
   1,917    Keystone Auto Grantor Trust, Series
             1996-B, Class A,
             6.150% 04/15/03++.......................       1,925
  10,400    Premier Auto Trust, Series 1997-2, Class
             A5,
             6.320% 03/06/02.........................      10,527
                                                         --------
                                                           31,563
                                                         --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 11.4%
   3,380    American Express Master Trust, Series
             1992-2, Class A,
             6.600% 05/15/00.........................       3,392
   4,000    Chase Credit Card Master Trust, Series
             1998-3, Class A,
             6.000% 08/15/05.........................       4,037
   7,000    Discover Card Master Trust, Series
             1995-2, Class A,
             6.550% 02/18/03.........................       7,094
   6,350    Household Affinity Credit Card Master
             Trust I, Series 1993-1, Class B,
             5.300% 09/15/00.........................       6,350
   5,000    Metris Master Trust, Series 1997-1, Class
             B,
             7.110% 10/20/05.........................       5,114
   5,500    Prime Credit Card Master Trust, Series
             1992-2, Class B2,
             7.950% 11/15/02.........................       5,596
   5,980    Sears Credit Account Master Trust, Series
             1998-1, Class A,
             5.800% 08/15/05.........................       5,995
  10,300    Spiegel Master Trust, Series 1995-A,
             Class A,
             7.500% 09/15/04.........................      10,527
                                                         --------
                                                           48,105
                                                         --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 7.5%
   2,581    EQCC Home Equity Loan Trust, Series
             1996-2, Class A2,
             6.700% 09/15/08.........................       2,596
  11,477    EQCC Home Equity Loan Trust, Series
             1998-1, Class A4F,
             6.459% 03/15/21.........................      11,606
  12,000    GE Capital Mortgage Services, Inc.,
             Series 1997-HE4, Class A3,
             6.590% 12/25/12.........................      12,122
   5,000    Residential Asset Securities Corporation,
             Series 1999-KS1, Class AI3,
             6.110% 05/25/24.........................       4,991
                                                         --------
                                                           31,315
                                                         --------
            TOTAL ASSET-BACKED SECURITIES
             (Cost $110,603).........................     110,983
                                                         --------

-----------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
            CORPORATE BONDS AND NOTES -- 58.1%
            BANKING AND FINANCE -- 7.9%
 $ 4,300    Banponce Financial Corporation, MTN,
             6.560% 04/22/99.........................    $  4,302
   3,000    Chase Capital II,
             5.470%** 02/01/27.......................       2,836
   7,000    First Chicago NBD Corporation, Sr. Notes,
             6.250% 07/21/00.........................       7,073
   6,000    Golden State Holdings,
             6.750% 08/01/01.........................       6,016
   4,000    Popular Inc., MTN,
             6.375% 09/15/03.........................       3,994
   9,000    Union Planters National Bank, Notes,
             6.470% 10/29/99.........................       9,077
                                                         --------
                                                           33,298
                                                         --------
            BROKERAGE SERVICES -- 10.3%
   4,500    Donaldson Lufkin and Jenrette
             5.875% 04/01/02.........................       4,496
   3,400    Goldman Sachs Group LP, Notes,
             5.900% 01/15/03++.......................       3,371
   4,000    Lehman Brothers Holdings Inc.,
             6.500% 07/18/00.........................       4,027
   6,600    Lehman Brothers Holdings Inc.,
             6.890% 10/10/00.........................       6,660
   7,000    Morgan Stanley Dean Witter and Company,
             7.580% 06/11/01.........................       7,277
   3,000    Morgan Stanley Dean Witter and Company,
             MTN,
             6.090%** 03/09/11.......................       3,015
   8,800    Paine Webber Group Inc.,
             7.700% 02/11/00.........................       8,939
   5,000    Salomon Smith Barney Holdings Inc.,
             7.980% 03/01/00.........................       5,114
                                                         --------
                                                           42,899
                                                         --------
            CAPTIVE FINANCE -- 1.1%
   4,500    AT&T Capital Corporation,
             6.875% 01/16/01.........................       4,584
                                                         --------
            ENERGY -- 1.1%
   4,355    Coastal Corporation,
             10.000% 02/01/01........................       4,649
                                                         --------
            ENTERTAINMENT -- 4.0%
   8,000    Paramount Communications, Sr. Notes,
             7.500% 01/15/02.........................       8,324
   5,100    Time Warner, Pass-Thru,
             6.100% 12/30/01++.......................       5,140
   3,145    Viacom Inc.,
             8.250% 08/01/22.........................       3,318
                                                         --------
                                                           16,782
                                                         --------
            FINANCIAL SERVICES -- 12.4%
   3,500    American General Finance, MTN,
             6.520% 06/23/00.........................       3,547
   7,100    Aristar Inc., Notes,
             6.125% 12/01/00.........................       7,147
   7,000    Avco Financial Services,
             5.750%** 01/23/06.......................       6,978

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            CORPORATE BONDS AND
             NOTES -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
 $ 7,450    Chrysler Financial Company, LLC,
             5.250% 10/22/01.........................    $  7,375
   6,500    Finova Capital Corporation,
             6.250% 08/15/00.........................       6,546
   1,500    Ford Motor Credit Company, MTN,
             5.670% 02/15/01.........................       1,504
   1,000    Ford Motor Credit Company, MTN,
             6.110% 12/28/01.........................       1,008
   5,000    General Motors Acceptance Corporation,
             MTN,
             7.375% 06/22/00.........................       5,116
   3,250    General Motors Acceptance Corporation,
             MTN,
             6.700% 04/30/01.........................       3,316
   9,000    Heller Financial Inc.,
             5.875% 11/01/00.........................       9,025
                                                         --------
                                                           51,562
                                                         --------
            HEALTHCARE -- 1.3%
   5,600    HEALTHSOUTH Corporation, Sr. Notes,
             6.875% 06/15/05.........................       5,289
                                                         --------
            INDUSTRIAL -- 9.0%
   7,000    Comdisco Inc.,
             6.130%** 08/01/01.......................       7,027
   6,525    Comdisco Inc., MTN,
             6.500% 06/15/00.........................       6,575
   3,786    Hertz Corporation,
             7.000% 04/15/01.........................       3,869
   8,000    J. Seagram and Sons,
             6.250% 12/15/01.........................       8,032
   6,750    PDV America Inc., Gtd. Sr. Notes,
             7.750% 08/01/00.........................       6,659
   5,500    Waste Management Inc.,
             6.500% 12/15/02.........................       5,573
                                                         --------
                                                           37,735
                                                         --------
            INSURANCE -- 1.2%
   5,000    AON Corporation,
             7.400% 10/01/02.........................       5,232
                                                         --------
            PUBLISHING -- 1.5%
   6,350    News America Holdings,
             7.450% 06/01/00.........................       6,476
                                                         --------
            RETAIL -- FOOD -- 0.7%
   3,000    Safeway Inc.,
             5.875% 11/15/01.........................       3,005
                                                         --------
            RETAIL -- GENERAL -- 1.8%
   7,300    Sears Roebuck Acceptance, MTN,
             6.230% 07/12/00.........................       7,366
                                                         --------

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            TRANSPORTATION -- 3.2%
 $10,100    ERAC USA Finance Company,
             7.500% 06/15/03++.......................    $ 10,527
   3,000    Ryder System Inc., MTN,
             7.320% 11/01/00.........................       3,064
                                                         --------
                                                           13,591
                                                         --------
            UTILITIES -- DIVERSIFIED -- 2.6%
   8,299    Columbia Gas System, Series A,
             6.390% 11/28/00.........................       8,393
   2,500    Transcontinental Gas Pipeline,
             8.875% 09/15/02.........................       2,711
                                                         --------
                                                           11,104
                                                         --------
            TOTAL CORPORATE BONDS AND NOTES
             (Cost $242,772).........................     243,572
                                                         --------
            FOREIGN BONDS AND NOTES -- 2.4%
   2,250    Banco Latinoamericano,
             7.050% 07/19/99++.......................       2,260
   8,000    Banco Latinoamericano,
             7.000% 09/24/99++.......................       8,014
                                                         --------
            TOTAL FOREIGN BONDS AND NOTES
             (Cost $10,254)..........................      10,274
                                                         --------
            MORTGAGE-BACKED SECURITIES -- 4.4%
            FEDERAL HOME LOAN MORTGAGE CORPORATION
             (FHLMC) CERTIFICATES -- 0.3%
     774    5.500% 07/01/01..........................         771
     455    7.500% 09/01/01..........................         459
                                                         --------
                                                            1,230
                                                         --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
             (FNMA) CERTIFICATES -- 3.6%
   1,434    6.000% 06/01/01..........................       1,437
   8,699    6.000% 11/01/03..........................       8,611
     691    6.500% 08/01/04..........................         695
   2,380    6.000% 11/01/04..........................       2,386
   1,041    7.500% 11/01/09..........................       1,074
     686    7.500% 11/01/25                                   685
                                                         --------
                                                           14,888
                                                         --------
            RESIDENTIAL ACCREDITED LOANS (REMIC) -- 0.5%
   2,295    6.750% 09/25/27..........................       2,290
                                                         --------
            TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $18,469)..........................      18,408
                                                         --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 4.3%
            FEDERAL HOME LOAN MORTGAGE CORPORATION
             (FHLMC) -- 1.1%
   4,800    5.000% 01/15/04..........................       4,686
                                                         --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS -- (CONTINUED)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 3.2%
 $ 5,000    5.625% 03/15/01..........................    $  5,038
   3,500    4.625% 10/15/01..........................       3,447
   5,000    5.250% 01/15/03..........................       4,963
                                                         --------
                                                           13,448
                                                         --------
            TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS
             (Cost $18,190)..........................      18,134
                                                         --------
            U.S. TREASURY OBLIGATIONS -- 2.5%
            U.S. TREASURY NOTES -- 2.5%
   2,500    5.625% 12/31/99..........................       2,515
   8,000    4.750% 02/15/04..........................       7,878
                                                         --------
            TOTAL U.S. TREASURY OBLIGATIONS
             (Cost $10,321)..........................      10,393
                                                         --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 1.6%
             (Cost $6,613)
   6,613    Nations Cash Reserves#.....................       6,613
                                                           --------
            TOTAL INVESTMENTS
             (Cost $417,222*)...................   99.7%    418,377
                                                           --------
            OTHER ASSETS AND
             LIABILITIES (NET)..................    0.3%
            Receivable for investment securities
             sold......................................    $  1,002
            Receivable for Fund shares sold............         962
            Interest receivable........................       4,783
            Prepaid expenses...........................           6
            Payable for Fund shares redeemed...........      (2,047)
            Investment advisory fee payable............        (107)
            Administration fee payable.................         (59)
            Shareholder servicing and distribution fees
             payable...................................          (8)
            Due to custodian...........................      (1,006)
            Dividends payable..........................      (2,015)
            Accrued Trustees'/Directors' fees and
             expenses..................................         (18)
            Accrued expenses and other liabilities.....        (182)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET)..................  .....       1,311
                                                           --------
            NET ASSETS..........................  100.0%   $419,688
                                                           ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment
             income....................................    $     (3)
            Accumulated net realized loss on
             investments sold..........................      (5,674)
            Net unrealized appreciation of
             investments...............................       1,155
            Paid-in capital............................     424,210
                                                           --------
            NET ASSETS.................................    $419,688
                                                           ========


-------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($397,467,199/40,615,707
             shares outstanding).......................
                                                              $9.79
                                                           ========
            PRIMARY B SHARES:
            Net asset value, offering and redemption
             price per share ($10/1 shares
             outstanding)..............................
                                                              $9.79
                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($14,651,541/1,497,204 shares
             outstanding)..............................
                                                              $9.79
                                                           ========
            Maximum sales charge.......................       1.00%
            Maximum offering price per share...........       $9.89
            INVESTOR B SHARES:
            Net asset value and offering price per
             share+ ($5,824,657/595,197 shares
             outstanding)..............................
                                                              $9.79
                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price
             per share+ ($1,744,182/178,235 shares
             outstanding)..............................
                                                              $9.79
                                                           ========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $2,270 and gross depreciation of $1,117 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $417,224.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 1999.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.

ABBREVIATIONS:

MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Intermediate Government Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 38.7%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.2%
$  2,841    Vendee Mortgage Trust, Series 1993-1,
             Class D,
             7.000% 11/15/12........................    $   2,846
   5,000    Vendee Mortgage Trust, Series 1994-3A,
             Class 1H,
             6.500% 12/15/01........................        5,054
                                                        ---------
                                                            7,900
                                                        ---------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
             CERTIFICATES -- 1.4%
       4    6.500% 09/01/03.........................            4
      63    6.000% 07/15/04.........................           63
   8,818    7.000% 12/01/25.........................        8,953
                                                        ---------
                                                            9,020
                                                        ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
             (FNMA) CERTIFICATES -- 27.5%
   3,475    6.150% 03/01/08.........................        3,482
  12,898    6.270% 06/01/08.........................       13,020
   4,882    8.000% 12/01/09.........................        5,013
  15,815    7.000% 11/01/13.........................       16,162
   8,257    6.000% 12/01/13.........................        8,198
   5,560    9.000% 04/01/16.........................        5,994
   9,825    8.500% 04/01/17.........................       10,340
   3,014    6.500% 04/01/26.........................        3,003
  19,420    6.500% 03/01/28.........................       19,337
  36,637    7.500% 07/01/28.........................       37,658
   1,682    7.000% 10/01/28.........................        1,706
   1,597    7.000% 10/01/28.........................        1,619
   1,536    7.000% 11/01/28.........................        1,557
   3,992    7.000% 12/01/28.........................        4,048
   2,295    7.000% 12/01/28.........................        2,327
  43,789    7.000% 02/01/29.........................       44,410
                                                        ---------
                                                          177,874
                                                        ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
             CERTIFICATES -- 8.6%
  11,172    9.000% 02/15/08.........................       11,537
   7,266    7.500% 02/15/24.........................        7,500
   6,311    7.500% 04/15/24.........................        6,515
   2,494    7.500% 04/15/26.........................        2,571
  18,027    6.125% 11/20/27.........................       18,293
   9,239    7.000% 01/16/28.........................        9,320
                                                        ---------
                                                           55,736
                                                        ---------
            TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $249,385)........................      250,530
                                                        ---------

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 28.0%
            FEDERAL HOME LOAN BANK (FHLB) -- 10.8%
$ 30,000    4.650% 10/20/00.........................    $  29,709
  40,000    5.125% 02/26/02.........................       39,770
                                                        ---------
                                                           69,479
                                                        ---------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) --9.5%
  46,000    5.000% 01/15/04.........................       44,907
  17,500    5.125% 10/15/08.........................       16,546
                                                        ---------
                                                           61,453
                                                        ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 7.7%
  30,000    5.125% 02/13/04.........................       29,461
  20,000    6.650% 11/14/07.........................       20,284
                                                        ---------
                                                           49,745
                                                        ---------
            TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS
             (Cost $181,036)........................      180,677
                                                        ---------
            U.S. TREASURY OBLIGATIONS -- 27.5%
            U.S. TREASURY INFLATION INDEX -- 0.8%
   5,000    3.625% 07/15/02.........................        4,967
                                                        ---------
            U.S. TREASURY NOTES -- 26.7%
  32,500    4.625% 11/30/00.........................       32,302
  12,000    4.500% 01/31/01.........................       11,895
  20,000    5.000% 02/28/01.........................       20,003
  16,000    6.625% 06/30/01.........................       16,525
  27,000    5.625% 12/31/02.........................       27,392
  49,000    5.500% 02/28/03.........................       49,506
  15,000    4.750% 11/15/08.........................       14,449
                                                        ---------
                                                          172,072
                                                        ---------
            TOTAL U.S. TREASURY OBLIGATIONS
             (Cost $178,429)........................      177,039
                                                        ---------
            SHORT TERM INVESTMENTS -- 0.2%
             (Cost $1,000)
   1,000    Student Loan Marketing Association FRN,
             4.722%** 08/02/99......................        1,000
                                                        ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Intermediate Government Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 1999

 SHARES                                                     VALUE
  (000)                                                     (000)
-------------------------------------------------------------------
            INVESTMENT COMPANIES -- 30.2%
             (Cost $194,460)
 194,460    Nations Cash Reserves#....................    $ 194,460
                                                          ---------
            TOTAL INVESTMENTS
             (Cost $804,310*)..................  124.6%     803,706
                                                          ---------
            OTHER ASSETS AND
             LIABILITIES (NET).................  (24.6)%
            Receivable for investment securities
             sold.....................................    $   4,810
            Receivable for Fund shares sold...........          951
            Interest receivable.......................        6,073
            Prepaid expenses..........................            9
            Collateral on securities loaned...........     (164,779)
            Payable for Fund shares redeemed..........       (2,283)
            Investment advisory fee payable...........         (221)
            Administration fee payable................          (92)
            Shareholder servicing and distribution
             fees payable.............................          (24)
            Due to custodian..........................         (226)
            Dividends payable.........................       (2,811)
            Accrued Trustees'/Directors' fees and
             expenses.................................          (31)
            Accrued expenses and other liabilities....         (143)
                                                          ---------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET)........................     (158,767)
                                                          ---------
            NET ASSETS.........................  100.0%   $ 644,939
                                                          =========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
             investments sold.........................    $ (12,367)
            Net unrealized depreciation of
             investments..............................         (604)
            Paid-in capital...........................      657,910
                                                          ---------
            NET ASSETS................................    $ 644,939
                                                          =========


-------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($589,092,313/
             143,776,804 shares outstanding)..........
                                                              $4.10
                                                          =========
            PRIMARY B SHARES:
            Net asset value, offering and redemption
             price per share ($273,393/66,727 shares
             outstanding).............................
                                                              $4.10
                                                          =========
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($44,792,677/10,932,336 shares
             outstanding).............................
                                                              $4.10
                                                          =========
            Maximum sales charge......................         3.25%
            Maximum offering price per share..........        $4.24
            INVESTOR B SHARES:
            Net asset value and offering price per
             share+ ($9,590,559/2,340,731 shares
             outstanding).............................
                                                              $4.10
                                                          =========
            INVESTOR C SHARES:
            Net asset value and offering price per
             share+ ($1,189,885/291,101 shares
             outstanding).............................
                                                              $4.09
                                                          =========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $2,018 and gross depreciation of $4,299 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $805,987.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 1999.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $164,779.

ABBREVIATIONS:

FRN -- Floating Rate Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Government Securities Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                    VALUE
  (000)                                                    (000)
------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 1.0%
             (Cost $1,524)
            ASSET-BACKED -- OTHER -- 1.0%
$  1,524    Export Funding Trust, Series 1995-A, Class
             A,
             8.210% 12/29/06..........................    $  1,717
                                                          --------
            MORTGAGE-BACKED SECURITIES -- 74.4%
            COMMERCIAL MORTGAGE-BACKED
             SECURITIES -- 4.7%
   3,000    Commercial Mortgage Asset Trust, Series
             1999-C1, Class A1,
             6.250% 08/17/06..........................       3,028
   4,973    Morgan Stanley Capital I, Series 99-WF1,
             Class A1,
             5.910% 04/15/08..........................       4,934
                                                          --------
                                                             7,962
                                                          --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
             CERTIFICATES -- 20.2%
     174    6.500% 03/01/00...........................         174
      34    10.000% 07/01/01..........................          35
     523    8.500% 09/01/01...........................         531
     246    9.000% 02/01/02...........................         251
   1,250    10.000% 05/01/05..........................       1,316
     327    8.500% 01/01/06...........................         334
   5,000    7.440% 09/20/06...........................       5,177
     255    8.000% 08/01/07...........................         264
     147    8.500% 02/01/08...........................         153
     144    8.500% 03/01/08...........................         150
      43    7.500% 08/01/08...........................          44
     654    6.500% 01/01/09...........................         661
     342    9.000% 05/01/09...........................         359
     121    8.000% 09/01/09...........................         126
      65    9.000% 12/01/16...........................          69
      60    8.500% 03/01/17...........................          64
      55    8.000% 05/01/17...........................          58
       7    8.500% 06/01/17...........................           8
      20    8.500% 06/01/17...........................          21
      98    9.500% 04/01/18...........................         105
      44    10.000% 09/01/18..........................          47
      39    9.500% 06/01/20...........................          42
   1,959    8.500% 09/01/20...........................       2,064
       8    9.500% 09/01/20...........................           8
     119    9.500% 06/01/21...........................         129
   8,816    7.000% 10/01/27...........................       8,952
   1,537    Series 2023, Class B,
             6.500% 01/15/13..........................       1,537
  11,425    Series 2054, Class UA,
             6.500% 09/15/25..........................      11,441
                                                          --------
                                                            34,120
                                                          --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
             CERTIFICATES -- 35.1%
     448    6.000% 05/01/01...........................         448
     105    8.500% 11/01/01...........................         105
     686    7.000% 11/01/02...........................         692
     152    8.000% 04/01/06...........................         155
   2,485    6.135% 08/01/08...........................       2,487
      60    8.250% 04/01/09...........................          63
      47    8.250% 04/01/09...........................          49
     143    7.500% 06/01/09...........................         146

PRINCIPAL
 AMOUNT                                                    VALUE
  (000)                                                    (000)
------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
             CERTIFICATES -- (CONTINUED)
$    100    8.000% 06/01/09...........................    $    103
     295    8.500% 12/01/11...........................         310
   5,000    6.960% 09/05/12...........................       5,272
   5,000    6.875% 09/24/12...........................       5,241
   2,417    12.500% 09/01/15..........................       2,771
   1,402    12.500% 10/01/15..........................       1,593
   6,837    6.565% 07/01/16...........................       7,049
     170    9.000% 12/01/16...........................         177
      50    8.500% 02/01/17...........................          52
      27    8.500% 07/01/21...........................          29
   3,231    7.000% 12/18/22...........................       3,264
   1,787    6.990% 06/01/23...........................       1,864
   2,968    6.750% 03/18/28...........................       2,980
   6,908    6.000% 12/01/28...........................       6,715
  13,000    6.000% 02/01/29...........................      12,638
   7,500    Principal Strip,
             .000% 08/27/04...........................       5,250
                                                          --------
                                                            59,453
                                                          --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
             CERTIFICATES -- 14.4%
      22    11.750% 09/15/00..........................          23
      35    11.750% 12/15/00..........................          35
      15    11.000% 03/15/01..........................          16
      74    9.500% 03/15/04...........................          78
      72    9.500% 04/15/04...........................          75
       3    13.000% 01/15/11..........................           4
      31    13.000% 02/15/11..........................          36
       9    13.000% 02/15/11..........................          11
      16    13.000% 04/15/11..........................          19
   4,232    7.500% 09/15/13...........................       4,374
      15    9.000% 06/15/18...........................          16
      22    10.000% 10/15/18..........................          24
     127    10.500% 12/15/20..........................         140
     676    8.000% 02/15/23...........................         708
     294    7.000% 06/15/23...........................         299
   1,155    9.000% 03/15/27...........................       1,235
   5,000    6.000% 12/23/27...........................       4,859
   5,000    6.500% 04/15/28...........................       4,980
   5,000    6.500% 04/15/28...........................       4,979
   2,267    8.500% 02/20/29...........................       2,386
                                                          --------
                                                            24,297
                                                          --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II (GNMA)
             CERTIFICATES -- 0.0%+
      27    11.000% 10/20/20..........................          30
                                                          --------
            TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $126,054)..........................     125,862
                                                          --------
            MUNICIPAL BONDS AND NOTES -- 4.5%
             (Cost $7,390)
   7,390    Texas State, Department of Housing and
             Community Affairs, Single-Family Revenue,
             Series 1997C, (GNMA/FNMA COLL, MBIA
             Insured),
             6.800% 09/01/29..........................       7,554
                                                          --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Government Securities Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                    VALUE
  (000)                                                    (000)
------------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 4.1%
            FEDERAL FARM CREDIT BANK (FFCB) -- 3.2%
$  5,875    5.450% 12/11/13...........................    $  5,480
                                                          --------
            FEDERAL HOME LOAN BANK (FHLB) -- 0.9%
   1,450    6.020% 03/10/04...........................       1,440
                                                          --------
            TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS
             (Cost $7,321)............................       6,920
                                                          --------
            U.S. TREASURY OBLIGATIONS -- 15.3%
            U.S. TREASURY BONDS -- 3.8%
   4,500    8.000% 11/15/21...........................       5,655
     800    5.250% 02/15/29...........................         756
                                                          --------
                                                             6,411
                                                          --------
            U.S. TREASURY STRIPS -- 11.5%
  56,250    Interest only 11/15/16....................      19,511
                                                          --------
            TOTAL U.S. TREASURY OBLIGATIONS
             (Cost $26,980)...........................      25,922
                                                          --------
            SHORT TERM INVESTMENTS -- 5.9%
             (Cost $9,974)
  10,000    Federal Home Loan Bank
             Discount note 04/21/99...................       9,974
                                                          --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 2.2%
             (Cost $3,642)
   3,642    Nations Cash Reserves#.....................       3,642
                                                           --------
            TOTAL INVESTMENTS
             (Cost $182,885*)...................  107.4%    181,591
                                                           --------
            OTHER ASSETS AND LIABILITIES (NET)..  (7.4)%
            Receivable for investment securities
             sold......................................    $  4,656
            Receivable for Fund shares sold............         352
            Interest receivable........................       1,012
            Prepaid expenses and other assets..........         129
            Collateral on securities loaned............      (2,268)
            Payable for Fund shares redeemed...........        (444)
            Investment advisory fee payable............         (72)
            Administration fee payable.................         (24)
            Shareholder servicing and distribution fees
             payable...................................         (50)
            Due to custodian...........................         (20)
            Dividends payable..........................        (778)
            Payable for investment securities
             purchased.................................     (14,817)
            Accrued Trustees'/Directors' fees and
             expenses..................................         (13)
            Accrued expenses and other liabilities.....        (107)
                                                           --------
            TOTAL OTHER ASSETS
             AND LIABILITIES (NET).....................     (12,444)
                                                           --------
            NET ASSETS..........................  100.0%   $169,147
                                                           ========

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment
             income....................................    $   (388)
            Accumulated net realized loss on
             investments sold..........................      (8,363)
            Net unrealized depreciation of
             investments...............................      (1,294)
            Paid-in capital............................     179,192
                                                           --------
            NET ASSETS.................................    $169,147
                                                           ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($119,658,854/12,130,048
             shares outstanding).......................
                                                              $9.86
                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($19,167,448/1,943,087 shares
             outstanding)..............................
                                                              $9.86
                                                           ========
            Maximum sales charge.......................        4.75%
            Maximum offering price per share...........      $10.35
            INVESTOR B SHARES:
            Net asset value and offering price per
             share+ ($30,108,566/3,052,129 shares
             outstanding)..............................
                                                              $9.86
                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per
             share+ ($212,570/21,549 shares
             outstanding)..............................
                                                              $9.86
                                                           ========

---------------

* Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $933 and gross depreciation of $2,489 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $183,147.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

+ Amount represents less than 0.1%.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $2,268.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Fixed Income Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                  VALUE
  (000)                                                  (000)
-----------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 13.7%
            ASSET-BACKED -- AUTO LOANS -- 3.4%
 $25,000    Distribution Financial Services RV
             Trust, Series 1999-1, Class A4,
             5.84% 04/15/09........................    $   25,027
  10,000    Ford Credit Auto Owner Trust, Series
             1997-B, Class CTFS,
             6.65% 04/15/03........................        10,132
  15,000    Ford Credit Auto Owner Trust, Series
             1998-A, Class B,
             5.95% 10/15/02........................        15,014
  11,625    Premier Auto Trust, Series 1998-1,
             Class B,
             5.92% 10/06/04........................        11,603
                                                       ----------
                                                           61,776
                                                       ----------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 5.1%
  15,000    First USA Credit Card Master Trust,
             Series 1997-6, Class B,
             6.58% 03/17/05........................        15,263
  20,000    Metris Master Trust, Series 1996-1,
             Class B,
             6.80% 02/20/02........................        20,144
  15,000    Metris Master Trust, Series 1997-1,
             Class B,
             7.11% 10/20/05........................        15,342
  10,000    Prime Credit Card Master Trust, Series
             1992-2, Class B2,
             7.95% 11/15/02........................        10,175
  21,300    Standard Credit Card Master Trust,
             Series 1995-9, Class B,
             6.65% 10/07/07........................        21,506
  10,000    World Financial Network Credit Card
             Master Trust, Series 1996-B, Class A,
             6.95% 04/15/06........................        10,435
                                                       ----------
                                                           92,865
                                                       ----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 5.2%
  11,103    Amresco Residential Securities Mortgage
             Loan Trust, Series 1996-2, Class A1,
             7.43% 05/25/27........................        11,194
  14,713    First Alliance Mortgage Loan Trust,
             Series 1994-2, Class A1,
             7.63% 07/25/25........................        15,237
   7,500    First Plus Home Loan Trust, Series
             1997-3, Class A4,
             6.80% 03/10/12........................         7,528
  15,300    First Plus Home Loan Trust, Series
             1997-4, Class A4,
             6.57% 04/10/13........................        15,271
  16,274    IMC Home Equity Loan Trust, Series
             1997-1, Class A3,
             6.82% 10/25/11........................        16,289
  16,500    IMC Home Equity Loan Trust, Series
             1997-7, Class A3,
             6.54% 11/20/12........................        16,583

PRINCIPAL
 AMOUNT                                                  VALUE
  (000)                                                  (000)
-----------------------------------------------------------------
            ASSET-BACKED -- HOME EQUITY
             LOANS -- (CONTINUED)
 $   127    The Money Store Home Equity Trust,
             Series 1993-D, Class A2,
             5.07% 02/15/18........................    $      126
  15,000    WFS Financial Owner Trust, Series
             1997-B, Class CTFS,
             6.55% 10/20/04........................        15,292
                                                       ----------
                                                           97,520
                                                       ----------
            TOTAL ASSET-BACKED SECURITIES
             (Cost $250,479).......................       252,161
                                                       ----------
            CORPORATE BONDS AND NOTES -- 31.9%
            AEROSPACE AND DEFENSE -- 0.7%
  12,500    Raytheon Company,
             6.75% 08/15/07........................        12,815
                                                       ----------
            BANKING AND FINANCE -- 11.4%
  20,000    Banponce Financial Corporation, MTN,
             6.55% 10/10/00........................        20,096
  16,955    Crestar Financial Corporation,
             6.50% 01/15/18........................        16,739
  18,250    Dominion Capital Trust I,
             7.83% 12/01/27........................        18,358
  15,750    ERAC USA Finance Company,
             6.95% 03/01/04........................        15,743
  19,500    ERAC USA Finance Company,
             6.63% 02/15/05........................        19,036
  12,500    FCB/NC Capital Trust I, Gtd. Notes,
             8.05% 03/01/28........................        12,288
  18,000    Ford Motor Credit Company,
             5.75% 02/23/04........................        17,834
  23,520    General Motors Acceptance Corporation,
             6.15% 04/05/07........................        23,359
  25,000    Goldman Sachs Group, LP,
             6.63% 12/01/04........................        25,226
  15,250    Salomon Smith Barney Holdings, MTN,
             6.63% 11/30/00........................        15,503
  15,000    Union Planters Capital Trust,
             8.20% 12/15/26........................        15,453
   8,500    Wilmington Trust Corporation,
             6.63% 05/01/08........................         8,459
                                                       ----------
                                                          208,094
                                                       ----------
            BROKERAGE SERVICES -- 0.9%
  17,250    Morgan Stanley Dean Witter and Company,
             MTN,
             6.09%** 03/09/11......................        17,336
                                                       ----------
            ENERGY -- 0.5%
   8,500    Occidental Petroleum,
             6.40%** 04/01/13......................         8,381
                                                       ----------
            ENTERTAINMENT -- 1.5%
  10,000    Time Warner Inc.,
             7.75% 06/15/05........................        10,719
  15,000    Time Warner Inc.,
             8.11% 08/15/06........................        16,595
                                                       ----------
                                                           27,314
                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Fixed Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                  VALUE
  (000)                                                  (000)
-----------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- (CONTINUED)
            FINANCIAL SERVICES -- 3.9%
 $16,000    Bear Stearns Companies Inc.,
             6.65% 12/01/04........................    $   16,211
  11,750    Household Finance Corporation,
             5.88% 02/01/09........................        11,190
  19,500    Lehman Brothers Holdings,
             6.63% 04/01/04........................        19,491
  15,000    Newcourt Credit Group,
             6.88% 02/16/05........................        15,286
  10,000    Paine Webber Group Inc., MTN,
             7.30% 10/15/03........................        10,332
                                                       ----------
                                                           72,510
                                                       ----------
            HEALTHCARE -- 1.0%
  19,750    HEALTHSOUTH Corporation, Sr. Notes,
             6.88% 06/15/05........................        18,654
                                                       ----------
            INDUSTRIAL -- 4.8%
  10,000    Blount Inc.,
             7.00% 06/15/05........................         9,764
  13,000    Comdisco Inc.,
             6.13%** 08/01/01......................        13,050
  11,675    Georgia-Pacific Corporation,
             9.88% 11/01/21........................        12,978
  10,000    PDV America Inc., Gtd. Sr. Notes,
             7.75% 08/01/00........................         9,866
  16,200    PDV America Inc., Gtd. Sr. Notes,
             7.88% 08/01/03........................        15,243
  15,000    USA Waste Services Inc.,
             7.13% 10/01/07........................        15,466
  10,818    Xerox Capital Trust I, Gtd. Notes,
             8.00% 02/01/27........................        10,967
                                                       ----------
                                                           87,334
                                                       ----------
            INSURANCE -- 0.6%
  10,000    Liberty Mutual, Notes,
             7.88% 10/15/26........................        10,217
                                                       ----------
            PUBLISHING -- 1.2%
   8,500    News America Holdings Inc., Gtd. Deb.,
             10.13% 10/15/12.......................         9,805
  10,315    News America Holdings Inc., Sr. Notes,
             9.50% 07/15/24........................        12,909
                                                       ----------
                                                           22,714
                                                       ----------
            RETAIL -- FOOD -- 0.7%
  13,000    Safeway Inc.,
             7.00% 09/15/07........................        13,638
                                                       ----------
            RETAIL -- GENERAL -- 0.8%
  15,000    Sears Roebuck Acceptance Corporation,
             MTN,
             6.69% 04/30/01........................        15,280
                                                       ----------
            TELECOMMUNICATIONS -- 0.9%
  15,500    GTE Corporation,
             6.60% 09/22/05........................        15,813
                                                       ----------

PRINCIPAL
 AMOUNT                                                  VALUE
  (000)                                                  (000)
-----------------------------------------------------------------
            TELEPHONE COMPANIES -- REGIONAL
             CARRIERS -- 1.5%
 $25,000    New England Telephone and Telegraph,
             9.00% 08/01/31........................    $   27,589
                                                       ----------
            TRANSPORTATION -- 0.7%
  12,200    Norfolk Southern Corporation,
             7.35% 05/15/07........................        13,018
                                                       ----------
            UTILITIES -- TELECOMMUNICATIONS -- 0.8%
  13,000    New York Telephone,
             9.38% 07/15/31........................        14,532
                                                       ----------
            TOTAL CORPORATE BONDS AND NOTES
             (Cost $588,576).......................       585,239
                                                       ----------
            FOREIGN BONDS AND NOTES -- 4.8%
  17,500    AB Spintab,
             7.50%** 08/14/49......................        17,882
  12,000    Abbey National plc,
             7.35%** 10/29/49......................        12,159
  15,000    Banco Latinoamericano,
             7.00% 09/24/99++......................        15,025
  10,000    Banco Latinoamericano,
             7.20% 05/28/02........................        10,266
  10,000    Bank of Scotland,
             7.00%** 11/29/49......................         9,877
  10,000    Enterprise Oil plc,
             6.70% 09/15/07........................         9,817
  13,000    Skandinaviska Enskilda, FRN,
             8.13%** 09/06/49......................        12,815
                                                       ----------
            TOTAL FOREIGN BONDS AND NOTES
             (Cost $89,581)........................        87,841
                                                       ----------
            MORTGAGE-BACKED SECURITIES -- 43.7%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 15.7%
  23,675    Commercial Mortgage Asset Trust, Series
             99-C1, Class A3,
             6.64% 09/17/10........................        23,838
  31,260    CS First Boston Mortgage Securities
             Corporation, Series 1998-C1, Class
             A1B,
             6.48% 05/17/08........................        31,258
  20,000    DLJ Commercial Mortgage Corporation,
             Series 1998-CG1, Class A1B,
             6.41% 05/10/08........................        20,135
  30,000    DLJ Commercial Mortgage Corporation,
             Series 1999-CG1, Class A1B1,
             6.46% 01/10/09........................        30,298
  31,000    GMAC Commercial Mortgage Securities
             Inc., Series 1998-C2, Class A2,
             6.42% 08/15/08........................        31,231
  30,000    GMAC Commercial Mortgage Securities
             Inc., Series 1999-C1, Class A2,
             6.18% 05/15/33........................        29,815
  30,000    Morgan Stanley Capital Trust I, Series
             1999-WF1, Class A2,
             6.21% 09/15/08........................        29,777
  30,000    Nomura Asset Securities Corporation,
             Series 1998-D6, Class A1B,
             6.59% 03/17/28........................        30,246

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Fixed Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                  VALUE
  (000)                                                  (000)
-----------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- (CONTINUED)
            COMMERCIAL MORTGAGE-BACKED
             SECURITIES -- (CONTINUED)
 $30,000    Prudential Securities Secured Financing
             Corporation, Series 1999-NRF1, Class
             A2,
             6.48% 01/15/09........................    $   30,141
  31,000    Prudential Securities Secured Financing
             Corporation, Series 1998-C1, Class
             A1B,
             6.51% 07/15/08........................        31,182
                                                       ----------
                                                          287,921
                                                       ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
             CERTIFICATES -- 2.8%
       1    9.00% 04/01/01.........................             1
       1    9.00% 06/01/01.........................             1
      60    9.00% 01/01/05.........................            62
     353    8.00% 11/01/09.........................           365
     205    8.00% 04/01/10.........................           212
     354    6.50% 04/01/11.........................           358
  24,247    7.00% 06/01/11.........................        24,804
   1,171    6.50% 11/01/11.........................         1,185
     375    6.50% 10/01/12.........................           379
   2,629    8.50% 11/01/26.........................         2,763
     488    7.00% 12/01/26.........................           495
  21,173    7.00% 07/01/28.........................        21,500
                                                       ----------
                                                           52,125
                                                       ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
             CERTIFICATES -- 14.5%
  45,769    6.50% 08/01/13.........................        46,207
  29,895    7.50% 02/01/25.........................        30,728
  10,578    6.50% 04/01/26.........................        10,539
 130,496    7.00% 02/01/28.........................       132,343
  46,314    6.50% 03/01/29.........................        46,116
                                                       ----------
                                                          265,933
                                                       ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
             CERTIFICATES -- 10.7%
       3    11.00% 07/15/00........................             3
      13    11.00% 11/15/00........................            14
  10,341    8.00% 12/01/09.........................        10,617
       2    13.00% 01/15/11........................             3
      11    13.00% 01/15/11........................            13
      20    13.00% 01/15/11........................            23
      12    13.00% 02/15/11........................            14
   3,430    7.00% 10/01/11.........................         3,506
  22,021    6.50% 03/01/13.........................        22,231
  18,480    6.50% 04/01/13.........................        18,656
     202    8.00% 05/15/17.........................           212
       7    8.00% 05/15/17.........................             7
     138    9.00% 07/15/17.........................           148
   8,470    8.00% 11/01/23.........................         8,827
  24,317    7.50% 12/15/23.........................        25,109
   2,321    8.50% 02/15/25.........................         2,455
     102    7.00% 03/01/27.........................           103

PRINCIPAL
 AMOUNT                                                  VALUE
  (000)                                                  (000)
-----------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
             CERTIFICATES -- (CONTINUED)
 $23,934    6.50% 09/01/27.........................    $   23,831
   9,582    7.00% 11/01/27.........................         9,718
  19,378    6.50% 05/15/28.........................        19,306
  29,159    7.00% 07/15/28.........................        29,630
  21,971    7.50% 07/20/28.........................        22,562
                                                       ----------
                                                          196,988
                                                       ----------
            TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $805,033).......................       802,967
                                                       ----------
            U.S. TREASURY OBLIGATIONS -- 3.8%
            U.S. TREASURY NOTES -- 0.8%
  13,650    6.50% 08/15/05.........................        14,473
                                                       ----------
            U.S. TREASURY STRIPS -- 3.0%
  12,000    Principal only 05/15/17................         4,039
  31,000    Interest only 05/15/18.................         9,817
  56,000    Principal only 02/15/27................        11,087
 120,000    Principal only 11/15/21................        31,059
                                                       ----------
                                                           56,002
                                                       ----------
            TOTAL U.S. TREASURY OBLIGATIONS
             (Cost $73,366)........................        70,475
                                                       ----------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 5.2%
             (Cost $94,925)
  94,925    Nations Cash Reserves#....................        94,925
                                                          ----------
            TOTAL INVESTMENTS
             (Cost $1,901,960*)................  103.1%    1,893,608
                                                          ----------
            OTHER ASSETS AND
             LIABILITIES (NET).................   (3.1)%
            Receivable for investment securities
             sold.....................................    $   31,105
            Receivable for Fund shares sold...........         4,493
            Interest receivable.......................        17,146
            Prepaid expenses..........................            24
            Collateral on securities loaned...........       (57,664)
            Payable for Fund shares redeemed..........        (2,882)
            Investment advisory fee payable...........          (778)
            Administration fee payable................          (240)
            Shareholder servicing and distribution
             fees payable.............................           (16)
            Due to custodian..........................           (52)
            Dividends payable.........................        (9,115)
            Payable for investment securities
             purchased................................       (37,952)
            Accrued Trustees'/Directors' fees and
             expenses.................................           (55)
            Accrued expenses and other liabilities....          (771)
                                                          ----------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET)........................       (56,757)
                                                          ----------
            NET ASSETS.........................  100.0%   $1,836,851
                                                          ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Fixed Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

                                                            VALUE
                                                            (000)
--------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income.......             1
            Accumulated net realized gain on
             investments sold.........................    $   10,032
            Net unrealized depreciation of
             investments..............................        (8,352)
            Paid-in capital...........................     1,835,170
                                                          ----------
            NET ASSETS................................    $1,836,851
                                                          ==========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share
             ($1,798,154,713/181,123,922 shares
             outstanding).............................
                                                               $9.93
                                                          ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($32,118,800/3,235,161 shares
             outstanding).............................
                                                               $9.93
                                                          ==========
            Maximum sales charge......................         3.25%
            Maximum offering price per share..........        $10.26
            INVESTOR B SHARES:
            Net asset value and offering price per
             share+ ($5,439,971/547,960 shares
             outstanding).............................
                                                               $9.93
                                                          ==========
            INVESTOR C SHARES:
            Net asset value and offering price per
             share+ ($1,137,193/114,542 shares
             outstanding).............................
                                                               $9.93
                                                          ==========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $7,508 and gross depreciation of $16,088 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $1,902,188.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 1999.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $57,664.

ABBREVIATIONS:

FRN -- Floating Rate Note
MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations U.S. Government Bond Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 53.7%
            FEDERAL HOME LOAN BANK (FHLB) -- 12.5%
 $ 9,200    5.63% 03/19/01...........................    $  9,253
   2,750    5.13% 09/15/03...........................       2,705
   3,000    5.80% 09/02/08...........................       2,983
                                                         --------
                                                           14,941
                                                         --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
             CERTIFICATES -- 20.9%
   6,435    5.75% 07/15/03...........................       6,483
   8,970    5.75% 04/15/08...........................       8,890
   5,803    6.00% 09/01/13...........................       5,768
   3,911    6.00% 08/01/28...........................       3,806
                                                         --------
                                                           24,947
                                                         --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
             (FNMA) CERTIFICATES -- 16.8%
   3,000    5.75% 04/15/03...........................       3,026
   4,682    6.50% 06/01/03...........................       4,710
   7,384    6.00% 03/01/13...........................       7,331
   5,033    6.00% 03/01/13...........................       4,997
                                                         --------
                                                           20,064
                                                         --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
             CERTIFICATES -- 3.5%
   4,000    8.00% 12/01/29...........................       4,168
                                                         --------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $64,579)...........................      64,120
                                                         --------
            U.S. TREASURY OBLIGATIONS -- 37.5%
            U.S. TREASURY BONDS -- 23.0%
  19,175    8.00% 11/15/21...........................      24,094
   2,000    6.13% 11/15/27...........................       2,076
   1,350    5.25% 02/15/29...........................       1,276
                                                         --------
                                                           27,446
                                                         --------
            U.S. TREASURY NOTES -- 8.1%
   4,800    6.25% 10/31/01...........................       4,934
   4,500    6.25% 02/15/07...........................       4,736
                                                         --------
                                                            9,670
                                                         --------
            U.S. TREASURY STRIPS -- 6.4%
   4,000    Interest only 08/15/14...................       1,601
   8,500    Principal only 08/15/05..................       6,032
                                                         --------
                                                            7,633
                                                         --------
            TOTAL U.S. TREASURY
             OBLIGATIONS
            (Cost $45,463)...........................      44,749
                                                         --------

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            SHORT TERM INVESTMENTS -- 10.6%
 $ 2,000    AFS, Commercial Paper,
             Discount note 04/21/99..................    $  1,995
   2,100    AGC, Commercial Paper,
             Discount note 04/21/99..................       2,094
   3,000    Ford Motor Credit Corporation, Commercial
             Paper,
             Discount note 04/14/99..................       2,995
   3,000    General Electric, Commercial Paper,
             Discount note 04/14/99..................       2,995
   2,600    General Motors Acceptance Corporation,
             Commercial Paper,
             Discount note 04/14/99..................       2,595
                                                         --------
            TOTAL SHORT TERM INVESTMENTS
            (Cost $12,674)...........................      12,674
                                                         --------

 SHARES
  (000)
 --------
            INVESTMENT COMPANIES -- 23.9%
            (Cost $28,489)
  28,489    Nations Cash Reserves#.....................      28,489
                                                           --------
            TOTAL INVESTMENTS
            (Cost $151,205*)...................   125.7%    150,032
                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES
             (NET).............................   (25.7)%
            Receivable for Fund shares sold............    $    340
            Interest receivable........................       1,636
            Receivable from investment advisor.........          26
            Prepaid expenses...........................           2
            Collateral on securities loaned............     (27,570)
            Payable for Fund shares redeemed...........        (322)
            Administration fee payable.................         (17)
            Shareholder servicing and distribution fees
             payable...................................         (21)
            Due to custodian...........................         (11)
            Dividends payable..........................        (495)
            Payable for investment securities
             purchased.................................      (4,167)
            Accrued Trustees'/Directors' fees and
             expenses..................................          (8)
            Accrued expenses and other liabilities.....         (52)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).........................     (30,659)
                                                           --------
            NET ASSETS.........................   100.0%   $119,373
                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $     23
            Accumulated net realized gain on
             investments sold..........................         107
            Net unrealized depreciation of
             investments...............................      (1,173)
            Paid-in capital............................     120,416
                                                           --------
            NET ASSETS.................................    $119,373
                                                           ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations U.S. Government Bond Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999


-------------------------------------------------------------------
       '
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($109,027,658/10,819,096
             shares outstanding).......................
                                                             $10.08
                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($2,311,425/229,366 shares
             outstanding)..............................
                                                             $10.08
                                                           ========
            Maximum sales charge.......................       4.75%
            Maximum offering price per share...........      $10.58
            INVESTOR B SHARES:
            Net asset value and offering price per
             share+ ($6,778,510/672,669 shares
             outstanding)..............................
                                                             $10.08
                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per
             share+ ($1,255,198/124,558 shares
             outstanding)..............................
                                                             $10.08
                                                           ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $155 and gross depreciation of $1,328 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $151,205.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $27,570.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Diversified Income Fund
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 59.7%
            AEROSPACE AND DEFENSE -- 2.2%
 $ 5,025    Lockheed Martin Corporation,
             7.750% 04/15/23.........................    $  5,364
   3,375    Raytheon Company,
             7.375% 07/15/25.........................       3,335
                                                         --------
                                                            8,699
                                                         --------
            BANKING AND FINANCE -- 10.5%
   4,795    Amsouth Bank of Alabama,
             6.450% 02/01/18.........................       4,796
   2,775    Dominion Capital Trust I,
             7.830% 12/01/27.........................       2,791
   4,025    ERAC USA Finance Company,
             6.625% 02/15/05.........................       3,929
   3,500    FCB/NC Capital Trust I, Gtd. Notes,
             8.050% 03/01/28.........................       3,441
   5,500    Golden State Holdings,
             6.750% 08/01/01.........................       5,515
   3,925    Popular Inc., MTN,
             6.375% 09/15/03.........................       3,919
   3,480    Union Planters Trust,
             6.500% 03/15/18.........................       3,402
   5,560    Washington Mutual Inc.,
             8.206% 02/01/27.........................       5,829
   4,465    Western Financial Savings Bank,
             Sub. Deb.,
             8.500% 07/01/03.........................       3,642
   5,225    Wilmington Trust Corporation,
             6.625% 05/01/08.........................       5,200
                                                         --------
                                                           42,464
                                                         --------
            CAPTIVE FINANCE -- 1.4%
   5,345    AT&T Capital Corporation,
             6.875% 01/16/01.........................       5,445
                                                         --------
            CONTAINERS AND PACKAGING -- 2.4%
   4,500    BWAY Corporation, Sr. Sub. Notes,
             10.250% 04/15/07........................       4,815
   4,870    Owens-Illinois, Inc.
             7.150% 05/15/05.........................       4,795
                                                         --------
                                                            9,610
                                                         --------
            ENERGY -- 2.8%
   4,910    Barrett Resources Corporation, Sr. Notes,
             7.550% 02/01/07.........................       4,794
   2,000    Occidental Petroleum Corporation, Sr.
             Deb.,
             10.125% 09/15/09........................       2,338
   3,635    Occidental Petroleum Corporation, Sr.
             Deb.,
             9.250% 08/01/19.........................       4,109
                                                         --------
                                                           11,241
                                                         --------
            ENTERTAINMENT -- 4.0%
   4,745    Time Warner, Inc.,
             7.250% 10/15/17.........................       4,893
   6,085    Viacom Inc.,
             8.250% 08/01/22.........................       6,420

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            ENTERTAINMENT -- (CONTINUED)
 $ 2,750    Viacom Inc.,
             7.500% 07/15/23.........................    $  2,727
   2,045    Walt Disney Company,
             5.125% 12/15/03.........................       1,998
                                                         --------
                                                           16,038
                                                         --------
            FINANCIAL SERVICES -- 5.7%
   4,045    Bear Stearns Company,
             6.625% 01/15/04.........................       4,105
   4,500    Lehman Brothers Inc.,
             11.625% 05/15/05........................       5,593
   3,300    Morgan Stanley Finance plc, Gtd. Sub.
             Deb.,
             8.030%** 02/28/17.......................       3,539
   5,385    Paine Webber Group Inc., Sr. Notes,
             7.625% 10/15/08.........................       5,665
   3,735    Travelers Group Inc.,
             7.300% 05/15/02.........................       3,885
                                                         --------
                                                           22,787
                                                         --------
            GAS -- 1.5%
   5,555    Louis Dreyfus Natural Gas Corporation,
             Sr. Sub. Notes,
             9.250% 06/15/04.........................       5,888
                                                         --------
            HEALTHCARE -- 4.6%
   4,100    Genesis Health Ventures Inc., Sr. Sub.
             Notes,
             9.250% 10/01/06.........................       3,526
   3,805    HEALTHSOUTH Corporation, Sr. Notes,
             6.875% 06/15/05.........................       3,594
   4,795    Quorum Health Group, Inc., Sr. Sub.
             Notes,
             8.750% 11/01/05.........................       4,723
   6,680    Tenet Healthcare Corporation, Sr. Notes,
             8.000% 01/15/05.........................       6,596
                                                         --------
                                                           18,439
                                                         --------
            INDUSTRIAL -- 12.2%
   3,450    Alaris Medical Systems,
             9.750% 12/01/06.........................       3,493
   4,000    Allied Waste North America,
             7.375% 01/01/04.........................       3,880
   4,840    Beckman Instruments Inc.,
             7.050% 06/01/26.........................       4,665
   3,805    Blount Inc.,
             7.000% 06/15/05.........................       3,715
   3,700    Coltec Industries Inc.,
             7.500% 04/15/08.........................       3,756
   7,240    Comdisco Inc.,
             6.130%** 08/01/01.......................       7,269
   2,600    Fisher Scientific International, Sr.
             Notes,
             7.125% 12/15/05.........................       2,314
   3,850    Georgia-Pacific Corporation,
             9.500% 12/01/11.........................       4,700
   3,410    J. Seagram and Sons,
             6.250% 12/15/01.........................       3,423
   1,125    PDV America Inc., Gtd. Sr. Notes,
             7.750% 08/01/00.........................       1,110

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Diversified Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- (CONTINUED)
            INDUSTRIAL -- (CONTINUED)
 $ 5,430    PDV America Inc., Gtd. Sr. Notes,
             7.875% 08/01/03.........................    $  5,109
   5,500    Waste Management Inc.,
             6.500% 12/15/02.........................       5,573
                                                         --------
                                                           49,007
                                                         --------
            INSURANCE -- 3.6%
   6,450    Conseco Finance Trust II,
             8.700% 11/15/26.........................       5,846
   5,375    Jefferson-Pilot Capital Trust, Series A,
             8.140% 01/15/46.........................       5,410
   3,000    Leucadia National Corporation, Sr. Sub.
             Notes,
             8.250% 06/15/05.........................       3,097
                                                         --------
                                                           14,353
                                                         --------
            MEDIA -- 1.2%
   4,735    Primedia Inc.,
             7.625% 04/01/08.........................       4,717
                                                         --------
            PUBLISHING -- 1.2%
   4,190    News America Holdings Inc., Gtd. Deb.,
             10.125% 10/15/12........................       4,833
                                                         --------
            TELECOMMUNICATIONS -- 3.3%
   5,820    GTE Corporation,
             7.900% 02/01/27.........................       6,201
   2,000    Jones Intercable Inc., Sr. Notes,
             9.625% 03/15/02.........................       2,105
   4,500    Rogers Cablesystems Limited, Deb.,
             10.000% 12/01/07........................       5,051
                                                         --------
                                                           13,357
                                                         --------
            TRANSPORTATION -- 1.2%
   3,950    Federal Express Corporation, Notes,
             9.650% 06/15/12.........................       4,806
                                                         --------
            UTILITIES -- DIVERSIFIED -- 1.9%
   2,500    Niagara Mohawk Power Company,
             7.125% 07/01/01.........................       2,534
   4,840    Niagara Mohawk Power Company,
             7.250% 10/01/02.........................       4,929
                                                         --------
                                                            7,463
                                                         --------
            TOTAL CORPORATE BONDS
             AND NOTES
            (Cost $243,562)..........................     239,147
                                                         --------
            FOREIGN BONDS AND NOTES -- 0.9% (Cost $3,252)
   4,500    United Mexican States, Senior Notes,
             6.250% 12/31/19.........................       3,510
                                                         --------

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 16.3%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.0%
 $ 3,978    Morgan Stanley Capital I, Series 99-WF1,
             Class A1,
             5.910% 04/15/08.........................    $  3,947
                                                         --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
             CERTIFICATES -- 3.8%
   5,196    7.000% 07/01/11..........................       5,316
   6,463    6.500% 10/01/12..........................       6,528
   3,409    7.000% 07/01/28..........................       3,462
                                                         --------
                                                           15,306
                                                         --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
             CERTIFICATES -- 7.3%
   1,227    7.000% 06/01/11..........................       1,254
   3,801    7.000% 09/01/11..........................       3,885
   2,616    7.000% 08/01/25..........................       2,653
   1,512    6.500% 05/01/26..........................       1,506
   4,123    6.500% 02/01/27..........................       4,105
   1,701    7.000% 04/01/27..........................       1,725
   1,759    6.500% 05/01/27..........................       1,751
     456    9.000% 05/01/27..........................         484
   4,632    8.000% 01/01/28..........................       4,819
   6,594    7.000% 05/01/28..........................       6,689
                                                         --------
                                                           28,871
                                                         --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
             CERTIFICATES -- 4.2%
   2,088    8.000% 07/15/24..........................       2,181
   2,955    8.000% 09/15/24..........................       3,087
   2,202    7.500% 08/15/26..........................       2,269
   2,317    9.000% 08/15/26..........................       2,477
   6,776    7.500% 09/15/28..........................       6,984
                                                         --------
                                                           16,998
                                                         --------
            TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $64,011)..........................      65,122
                                                         --------
            MUNICIPAL BONDS AND NOTES -- 3.3%
   3,520    Massachusetts State, Port Authority,
             Revenue Refunding, Taxable Series 1998C,
             6.350% 07/01/07.........................       3,508
   5,610    Nebraska, Investment Finance Authority,
             Single-Family Revenue, Taxable Series
             1998B, (GNMA COLL),
             6.550% 09/01/07.........................       5,731
   4,000    Virginia State, Housing Development
             Authority, Commonwealth Mortgage,
             Taxable Series 1998F, Sub-Series F-1,
             6.550% 04/01/14.........................       3,927
                                                         --------
            TOTAL MUNICIPAL BONDS AND NOTES
             (Cost $13,089)..........................      13,166
                                                         --------
            U.S. TREASURY OBLIGATIONS -- 17.6%
            U.S. TREASURY BONDS -- 15.1%
  12,785    9.125% 05/15/09..........................      14,821
   7,750    12.000% 08/15/13.........................      11,286

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Diversified Income Fund
   STATEMENT OF NET ASSETS  (CONTINUED)                           MARCH 31, 1999

PRINCIPAL
 AMOUNT                                                   VALUE
  (000)                                                   (000)
-----------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- (CONTINUED)
            U.S. TREASURY BONDS -- (CONTINUED)
 $ 2,920    10.625% 08/15/15.........................    $  4,376
  23,940    8.125% 05/15/21..........................      30,396
                                                         --------
                                                           60,879
                                                         --------
            U.S. TREASURY NOTES -- 1.1%
   4,000    6.625% 05/15/07..........................       4,313
                                                         --------
            U.S. TREASURY STRIPS -- 1.4%
  15,000    Interest only 02/15/16...................       5,450
                                                         --------
            TOTAL U.S. TREASURY OBLIGATIONS
             (Cost $72,356)..........................      70,642
                                                         --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 7.6%
             (Cost $30,218)
  30,218    Nations Cash Reserves#.....................      30,218
                                                           --------
            TOTAL INVESTMENTS
             (Cost $426,488*)...................  105.4%    421,805
                                                           --------
            OTHER ASSETS AND
             LIABILITIES (NET)..................   (5.4)%
            Receivable for Fund shares sold............    $  1,667
            Interest receivable........................       7,303
            Prepaid expenses and other assets..........          48
            Collateral on securities loaned............     (27,094)
            Payable for Fund shares redeemed...........      (1,213)
            Investment advisory fee payable............        (170)
            Administration fee payable.................         (56)
            Shareholder servicing and distribution fees
             payable...................................        (118)
            Due to custodian...........................         (18)
            Dividends payable..........................      (2,080)
            Accrued Trustees'/Directors' fees and
             expenses..................................         (19)
            Accrued expenses and other liabilities.....         (39)
                                                           --------
            TOTAL OTHER ASSETS AND
             LIABILITIES (NET).........................     (21,789)
                                                           --------
            NET ASSETS..........................  100.0%   $400,016
                                                           ========

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income........    $     13
            Accumulated net realized gain on
             investments sold..........................           6
            Net unrealized depreciation of
             investments...............................      (4,683)
            Paid-in capital............................     404,680
                                                           --------
            NET ASSETS.................................    $400,016
                                                           ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption
             price per share ($317,936,500/30,827,293
             shares outstanding).......................
                                                             $10.31
                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per
             share ($12,954,350/1,256,025 shares
             outstanding)..............................
                                                             $10.31
                                                           ========
            Maximum sales charge.......................       4.75%
            Maximum offering price per share...........      $10.82
            INVESTOR B SHARES:
            Net asset value and offering price per
             share+ ($67,651,285/6,559,496 shares
             outstanding)..............................
                                                             $10.31
                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per
             share+ ($1,474,199/142,941 shares
             outstanding)..............................
                                                             $10.31
                                                           ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $3,530 and gross depreciation of $8,255 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $426,530.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 1999.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $27,094.

ABBREVIATIONS:

MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

                                                              SHORT-                    STRATEGIC       U.S.
                                              SHORT-TERM   INTERMEDIATE    GOVERNMENT     FIXED      GOVERNMENT   DIVERSIFIED
                                                INCOME      GOVERNMENT     SECURITIES     INCOME        BOND         INCOME
                                              --------------------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................   $26,638        $40,406       $10,725      $121,611     $ 9,875       $26,656
Securities lending..........................         3            637            48           323          41            38
                                               -------        -------       -------      --------     -------       -------
    Total investment income.................    26,641         41,043        10,773       121,934       9,916        26,694
                                               -------        -------       -------      --------     -------       -------
EXPENSES:
Investment advisory fee.....................     2,581          4,142         1,018        11,202       1,052         2,298
Administration fee..........................       445            712           173         1,925         181           395
Transfer agent fees.........................       180            310            85           768          90           163
Custodian fees..............................        34             57            23           182          50            40
Legal and audit fees........................        62             80            51           127          60            63
Registration and filing fees................        37             90            17            28          43            84
Trustees'/Directors' fees and expenses......        15             15            15            15          15            15
Amortization of organization costs..........        --             --            --            --           1            --
Interest expense............................        --             --            --*            4          --*           --
Other.......................................        76             20            26           243          31            --
                                               -------        -------       -------      --------     -------       -------
    Subtotal................................     3,430          5,426         1,408        14,494       1,523         3,058
Shareholder servicing and distribution fees:
  Primary B Shares..........................        --              2            --            --          --            --
  Investor A Shares.........................        43            121            51            82           6            32
  Investor B Shares.........................        59            100           317            36          35           669
  Investor C Shares.........................        13             11             3            12          13            16
                                               -------        -------       -------      --------     -------       -------
    Total expenses..........................     3,545          5,660         1,779        14,624       1,577         3,775
Fees waived by investment advisor and/or
  distributor...............................    (1,345)        (1,421)         (230)       (1,892)       (495)         (489)
Fees reduced by credits allowed by the
  custodian.................................        (4)           (18)           (7)           (9)         (1)           (7)
                                               -------        -------       -------      --------     -------       -------
    Net expenses............................     2,196          4,221         1,542        12,723       1,081         3,279
                                               -------        -------       -------      --------     -------       -------
NET INVESTMENT INCOME.......................    24,445         36,822         9,231       109,211       8,835        23,415
                                               -------        -------       -------      --------     -------       -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) on investments.....       647            674         2,056        16,587       2,128         2,481
Net change in unrealized appreciation/
  (depreciation) of investments.............       120         (3,584)       (2,701)      (23,298)      1,275        (8,154)
                                               -------        -------       -------      --------     -------       -------
Net realized and unrealized gain/(loss) on
  investments...............................       767         (2,910)         (645)       (6,711)      3,403        (5,673)
                                               -------        -------       -------      --------     -------       -------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................   $25,212        $33,912       $ 8,586      $102,500     $12,238       $17,742
                                               =======        =======       =======      ========     =======       =======

---------------
* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SHORT-INTERMEDIATE
                                        SHORT-TERM INCOME              GOVERNMENT             GOVERNMENT SECURITIES
                                    -------------------------   -------------------------   -------------------------
                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                      3/31/99       3/31/98       3/31/99       3/31/98       3/31/99       3/31/98
                                    ---------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income.............   $ 24,445      $ 19,243      $ 36,822      $ 37,218      $  9,231      $  6,517
Net realized gain/(loss) on
  investments.....................        647           720           674        11,733         2,056         5,090
Net change in unrealized
  appreciation/(depreciation) of
  investments.....................        120         1,879        (3,584)        7,139        (2,701)        1,541
                                     --------      --------      --------      --------      --------      --------
Net increase/(decrease) in net
  assets resulting from
  operations......................     25,212        21,842        33,912        56,090         8,586        13,148
Distributions to shareholders from
  net investment income:
  Primary A Shares................    (23,117)      (18,262)      (33,806)      (33,404)       (6,592)       (4,158)
  Primary B Shares................         --           (25)          (14)         (633)           --           (31)
  Investor A Shares...............       (942)         (499)       (2,497)       (2,413)       (1,111)         (547)
  Investor B Shares...............       (318)         (270)         (451)         (427)       (1,513)       (1,711)
  Investor C Shares...............        (69)         (186)          (55)         (341)          (16)          (70)
Distributions to shareholders from
  net realized gain on
  investments:
  Primary A Shares................         --            --            --            --            --            --
  Primary B Shares................         --            --            --            --            --            --
  Investor A Shares...............         --            --            --            --            --            --
  Investor B Shares...............         --            --            --            --            --            --
  Investor C Shares...............         --            --            --            --            --            --
Net increase/(decrease) in net
  assets from Fund share
  transactions....................     65,679       152,468       (77,344)      256,635        52,362         6,945
                                     --------      --------      --------      --------      --------      --------
Net increase/(decrease) in net
  assets..........................     66,445       155,068       (80,255)      275,507        51,716        13,576
NET ASSETS:
Beginning of year.................    353,243       198,175       725,194       449,687       117,431       103,855
                                     --------      --------      --------      --------      --------      --------
End of year.......................   $419,688      $353,243      $644,939      $725,194      $169,147      $117,431
                                     ========      ========      ========      ========      ========      ========
Undistributed net investment
  income/(distributions in excess
  of net investment income) at end
  of period.......................   $     (3)     $      6      $     --      $     33      $   (388)     $   (340)
                                     ========      ========      ========      ========      ========      ========

---------------

(a) Represents financial information for the Pilot U.S. Government Securities Fund from September 6, 1996, which was reorganized into U.S. Government Bond on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

     STRATEGIC FIXED INCOME              U.S. GOVERNMENT BOND                 DIVERSIFIED INCOME
    ------------------------   -----------------------------------------   ------------------------
    YEAR ENDED   YEAR ENDED    YEAR ENDED   PERIOD ENDED    PERIOD ENDED   YEAR ENDED   YEAR ENDED
     3/31/99       3/31/98      3/31/99        3/31/98       5/16/97(A)     3/31/99       3/31/98
---------------------------------------------------------------------------------------------------
    $ 109,211    $   89,290    $   8,835      $  7,602        $  5,972      $ 23,415     $ 17,450
       16,587        35,164        2,128         6,491             923         2,481        4,926
      (23,298)       22,748        1,275        (2,480)          1,509        (8,154)       6,008
    ----------   ----------    ---------      --------        --------      --------     --------
      102,500       147,202       12,238        11,613           8,404        17,742       28,384
     (107,116)      (87,058)      (8,563)       (7,479)         (5,885)      (18,940)     (12,929)
           --          (963)          --            --              --            --           (9)
       (1,854)         (849)        (105)          (57)            (36)         (765)        (696)
         (180)         (121)        (142)          (31)            (51)       (3,613)      (3,659)
          (60)          (53)         (28)          (36)             --           (98)        (157)
      (10,814)           --       (6,877)       (1,853)         (7,085)       (2,686)          --
           --            --           --            --              --            --           --
         (198)           --          (93)          (16)            (55)         (115)          --
          (20)           --          (77)           --             (76)         (603)          --
           (7)           --          (55)          (18)             --           (16)          --
      142,950       667,457     (144,617)      115,224           8,194        65,986       94,444
    ----------   ----------    ---------      --------        --------      --------     --------
      125,201       725,615     (148,319)      117,347           3,410        56,892      105,378
    1,711,650       986,035      267,692       150,345         146,935       343,124      237,746
    ----------   ----------    ---------      --------        --------      --------     --------
    $1,836,851   $1,711,650    $ 119,373      $267,692        $150,345      $400,016     $343,124
    ==========   ==========    =========      ========        ========      ========     ========
    $       1    $      245    $      23      $     27        $     22      $     13     $     38
    ==========   ==========    =========      ========        ========      ========     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                           SHORT-TERM INCOME
                                                                   YEAR ENDED              YEAR ENDED
                                                                 MARCH 31, 1999          MARCH 31, 1998
                                                              --------------------    --------------------
                                                              SHARES      DOLLARS     SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    9,560    $  95,118      6,441    $  62,959
  Issued in exchange for:
    Assets of Common Trust Short-Term Income Fund (Note
      9)....................................................       --           --     28,299      275,916
    Institutional Shares of Emerald Short-Term Fixed Income
      Fund (Note 9).........................................    9,960       97,328         --           --
  Issued as reinvestment of dividends.......................      220        2,155        381        3,717
  Redeemed..................................................  (13,100)    (129,838)   (19,897)    (194,447)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................    6,640    $  64,763     15,224    $ 148,145
                                                              =======    =========    =======    =========
PRIMARY B SHARES:
  Sold......................................................       --    $      --          9    $      86
  Issued as reinvestment of dividends.......................       --           --          1           13
  Redeemed..................................................       --           --       (109)      (1,059)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................       --    $      --        (99)   $    (960)
                                                              =======    =========    =======    =========
INVESTOR A SHARES:
  Sold......................................................      649    $   6,379      1,373    $  13,399
  Issued in exchange for Retail Shares of Emerald Short-Term
    Fixed Income Fund (Note 9)..............................      394        3,850         --           --
  Issued as reinvestment of dividends.......................       73          754         47          463
  Redeemed..................................................   (1,019)     (10,035)      (657)      (6,431)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................       97    $     948        763    $   7,431
                                                              =======    =========    =======    =========
INVESTOR B SHARES:
  Sold......................................................      338    $   3,306        118    $   1,154
  Issued as reinvestment of dividends.......................       28          276         24          231
  Redeemed..................................................     (242)      (2,369)      (243)      (2,426)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................      124    $   1,213       (101)   $  (1,041)
                                                              =======    =========    =======    =========
INVESTOR C SHARES:
  Sold......................................................      118    $   1,168        132    $   1,284
  Issued as reinvestment of dividends.......................        5           46         12          118
  Redeemed..................................................     (251)      (2,459)      (258)      (2,509)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................     (128)   $  (1,245)      (114)   $  (1,107)
                                                              =======    =========    =======    =========
Total net increase/(decrease)...............................    6,733    $  65,679     15,673    $ 152,468
                                                              =======    =========    =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                     SHORT-INTERMEDIATE GOVERNMENT
                                                                   YEAR ENDED              YEAR ENDED
                                                                 MARCH 31, 1999          MARCH 31, 1998
                                                              --------------------    --------------------
                                                              SHARES      DOLLARS     SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   24,666    $ 103,136     27,055    $ 111,321
  Issued in exchange for:
    Pilot Shares of Pilot Intermediate U.S. Government
      Securities Fund (Note 9)..............................       --           --     57,273      230,815
    Assets of Common Trust Short Intermediate U.S.
      Government Fund (Note 9)..............................       --           --     67,261      275,769
  Issued in exchange for assets of Common Trust Two-Year
    Government Bond
    Fund (Note 9)...........................................    1,373        5,670         --           --
  Issued as reinvestment of dividends.......................      241        1,013      1,029        4,167
  Redeemed..................................................  (43,680)    (181,917)   (84,345)    (345,875)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................  (17,400)   $ (72,098)    68,273    $ 276,197
                                                              =======    =========    =======    =========
PRIMARY B SHARES:
  Sold......................................................       --    $      --        841    $   3,495
  Issued as reinvestment of dividends.......................        3           13        121          499
  Redeemed..................................................       --           --     (5,154)     (21,231)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................        3    $      13     (4,192)   $ (17,237)
                                                              =======    =========    =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,415    $   5,858      3,995    $  16,124
  Issued in exchange for:
    Class A Shares of Pilot Intermediate U.S. Government
      Securities Fund (Note 9)..............................       --           --        343        1,382
  Issued as reinvestment of dividends.......................      435        1,802        402        1,664
  Redeemed..................................................   (2,930)     (12,131)    (3,360)     (13,463)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................   (1,080)   $  (4,471)     1,380    $   5,707
                                                              =======    =========    =======    =========
INVESTOR B SHARES:
  Sold......................................................      628    $   2,651        141    $     569
  Issued as reinvestment of dividends.......................       69          286         71          289
  Redeemed..................................................     (740)      (3,109)      (530)      (2,150)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................      (43)   $    (172)      (318)   $  (1,292)
                                                              =======    =========    =======    =========
INVESTOR C SHARES:
  Sold......................................................      131    $     539         22    $      91
  Issued as reinvestment of dividends.......................       11           47         46          187
  Redeemed..................................................     (290)      (1,202)    (1,716)      (7,018)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................     (148)   $    (616)    (1,648)   $  (6,740)
                                                              =======    =========    =======    =========
Total net increase/(decrease)...............................  (18,668)   $ (77,344)    63,495    $ 256,635
                                                              =======    =========    =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                       GOVERNMENT SECURITIES
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 1999        MARCH 31, 1998
                                                              ------------------    ------------------
                                                              SHARES    DOLLARS     SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  2,562     $ 25,739    1,578     $ 15,624
  Issued in exchange for:
    Institutional Shares of Emerald U.S. Government
     Securities Fund (Note 9)...............................  4,567       45,329       --           --
    Assets of Common Trust Government Bond Fund (Note 9)....    598        5,957       --           --
  Issued in exchange for assets of Common Trust Mortgage
    Backed Securities Fund (Note 9).........................     --           --    4,714       45,209
  Issued as reinvestment of dividends.......................     43          420       22          214
  Redeemed..................................................  (3,293)    (33,049)   (4,265)    (41,843)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................  4,477     $ 44,396    2,049     $ 19,204
                                                              ======    ========    ======    ========
PRIMARY B SHARES:+
  Sold......................................................     --     $     --       11     $    104
  Issued as reinvestment of dividends.......................     --           --        1            5
  Redeemed..................................................     --           --      (92)        (902)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................     --     $     --      (80)    $   (793)
                                                              ======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................    230     $  2,311      225     $  2,194
  Issued in exchange for:
    Retail Shares Emerald U.S. Government Securities Fund
     (Note 9)...............................................  1,879       18,654       --           --
  Issued as reinvestment of dividends.......................     59          597       31          306
  Redeemed..................................................  (1,084)    (10,876)    (446)      (4,439)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................  1,084     $ 10,686     (190)    $ (1,939)
                                                              ======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................    430     $  4,314       65     $    646
  Issued as reinvestment of dividends.......................     94          952      104        1,005
  Redeemed..................................................   (742)      (7,449)   (1,033)     (9,993)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................   (218)    $ (2,183)    (864)    $ (8,342)
                                                              ======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................     --*    $      2        1     $      4
  Issued as reinvestment of dividends.......................      1           10        4           41
  Redeemed..................................................    (54)        (549)    (126)      (1,230)
                                                              ------    --------    ------    --------
  Net increase/(decrease)...................................    (53)    $   (537)    (121)    $ (1,185)
                                                              ======    ========    ======    ========
Total net increase/(decrease)...............................  5,290     $ 52,362      794     $  6,945
                                                              ======    ========    ======    ========

---------------

 * Amount represents less than 500 shares.

+ There were no longer any public shareholders of the Primary B Share class as of March 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                         STRATEGIC FIXED INCOME
                                                                   YEAR ENDED              YEAR ENDED
                                                                 MARCH 31, 1999          MARCH 31, 1998
                                                              --------------------    --------------------
                                                              SHARES      DOLLARS     SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   49,350    $ 494,694     47,819    $ 478,101
  Issued in exchange for:
    Institutional Shares of Emerald Managed Bond Fund (Note
      9)....................................................    7,464       74,663         --           --
    Pilot Shares of Pilot Diversified Bond Fund (Note 9)....       --           --      9,935       96,657
    Assets of Common Trust Strategic Fixed Income Fund (Note
      9)....................................................       --           --     99,909      987,102
    Assets of Common Trust Fixed Income Fund for Personal
      Trusts (Note 9).......................................       --           --      2,475       24,459
    Assets of Common Trust Bond Fund (Note 9)...............    6,909       69,407         --           --
    Assets of Common Trust Intermediate Bond Fund (Note
      9)....................................................    7,156       71,850         --           --
  Issued as reinvestment of dividends.......................    1,534       16,762      2,279       22,603
  Redeemed..................................................  (59,014)    (593,850)   (93,155)    (930,753)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................   13,399    $ 133,526     69,262    $ 678,169
                                                              =======    =========    =======    =========
PRIMARY B SHARES:+
  Sold......................................................       --    $      --        319    $   3,147
  Issued as reinvestment of dividends.......................       --           --         63          622
  Redeemed..................................................       --           --     (3,420)     (34,139)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................       --    $      --     (3,038)   $ (30,370)
                                                              =======    =========    =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,498    $  14,738      2,649    $  26,507
  Issued in exchange for:
    Class A Shares of Pilot Diversified Bond Fund (Note
      9)....................................................       --           --         18          179
    Retail Shares of Emerald Managed Bond Fund (Note 9).....      258        2,583         --           --
  Issued as reinvestment of dividends.......................      162        1,692         63          628
  Redeemed..................................................   (1,281)     (12,595)      (792)      (7,946)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................      637    $   6,418      1,938    $  19,368
                                                              =======    =========    =======    =========
INVESTOR B SHARES:
  Sold......................................................      331    $   3,313         77    $     771
  Issued in exchange for:
    Class B Shares of Pilot Diversified Bond Fund (Note
      9)....................................................       --           --         35          344
  Issued as reinvestment of dividends.......................       17          175         10          101
  Redeemed..................................................      (65)        (688)       (76)        (755)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................      283    $   2,800         46    $     461
                                                              =======    =========    =======    =========
INVESTOR C SHARES:
  Sold......................................................       74    $     740        145    $   1,446
  Issued as reinvestment of dividends.......................        5           51          5           50
  Redeemed..................................................      (58)        (585)      (167)      (1,667)
                                                              -------    ---------    -------    ---------
  Net increase/(decrease)...................................       21    $     206        (17)   $    (171)
                                                              =======    =========    =======    =========
Total net increase/(decrease)...............................   14,340    $ 142,950     68,191    $ 667,457
                                                              =======    =========    =======    =========

---------------

+ There were no longer any public shareholders of the Primary B Share class as of March 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                               U.S. GOVERNMENT BOND
                                                        YEAR ENDED                   YEAR ENDED                 PERIOD ENDED
                                                      MARCH 31, 1999              MARCH 31, 1998(A)            MAY 16, 1997(B)
                                                  -----------------------       ---------------------       ---------------------
                                                  SHARES         DOLLARS        SHARES       DOLLARS        SHARES       DOLLARS
                                                  -------------------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold.....................................         1,191       $  12,083       13,487       $139,974        2,306       $ 23,888
  Issued as reinvestment of dividends......           517           5,293          102          1,062           42            436
  Redeemed.................................       (16,293)       (168,334)      (2,714)       (27,813)      (1,599)       (16,630)
                                                  -------       ---------       ------       --------       ------       --------
  Net increase/(decrease)..................       (14,585)      $(150,958)      10,875       $113,223          749       $  7,694
                                                  =======       =========       ======       ========       ======       ========
INVESTOR A SHARES:
  Sold.....................................            87       $     882          168       $  1,746           52       $    568
  Issued as reinvestment of dividends......            10             125            5             46            9             90
  Redeemed.................................           (54)           (556)         (59)          (612)         (49)          (501)
                                                  -------       ---------       ------       --------       ------       --------
  Net increase/(decrease)..................            43       $     451          114       $  1,180           12       $    157
                                                  =======       =========       ======       ========       ======       ========
INVESTOR B SHARES:
  Sold.....................................           615       $   6,346           98       $  1,029           38       $    400
  Issued as reinvestment of dividends......            20             206            2             20           10            108
  Redeemed.................................           (59)           (711)        (153)        (1,564)         (16)          (165)
                                                  -------       ---------       ------       --------       ------       --------
  Net increase/(decrease)..................           576       $   5,841          (53)      $   (515)          32       $    343
                                                  =======       =========       ======       ========       ======       ========
INVESTOR C SHARES:
  Sold.....................................             6       $      80          146       $  1,516           --       $     --
  Issued as reinvestment of dividends......             6              77            2             25           --             --
  Redeemed.................................           (15)           (108)         (20)          (205)          --             --
                                                  -------       ---------       ------       --------       ------       --------
  Net increase/(decrease)..................            (3)      $      49          128          1,336           --             --
                                                  =======       =========       ======       ========       ======       ========
Total net increase/(decrease)..............       (13,969)      $(144,617)      11,064       $115,224          793       $  8,194
                                                  =======       =========       ======       ========       ======       ========

---------------

(a) U.S. Government Bond Investor C Shares commenced operations on September 19, 1997.

(b) Represents financial information for the Pilot U.S. Government Securities Fund from September 6, 1996, which was reorganized into U.S. Government Bond on May 23, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            DIVERSIFIED INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 1999            MARCH 31, 1998
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   8,342      $ 88,223      12,275      $128,837
  Issued as reinvestment of dividends.......................   1,269        13,365         881         9,155
  Redeemed..................................................  (3,803)      (40,256)     (3,173)      (33,726)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................   5,808      $ 61,332       9,983      $104,266
                                                              ======      ========      ======      ========
PRIMARY B SHARES:+
  Sold......................................................      --      $     --          23      $    233
  Issued as reinvestment of dividends.......................      --            --           1             8
  Redeemed..................................................      --            --         (28)         (291)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................      --      $     --          (4)     $    (50)
                                                              ======      ========      ======      ========
INVESTOR A SHARES:
  Sold......................................................     394      $  4,150         302      $  3,115
  Issued as reinvestment of dividends.......................      56           585          43           452
  Redeemed..................................................    (326)       (3,419)       (366)       (3,776)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................     124      $  1,316         (21)     $   (209)
                                                              ======      ========      ======      ========
INVESTOR B SHARES:
  Sold......................................................   1,627      $ 17,162         521      $  5,490
  Issued as reinvestment of dividends.......................     247         2,704         211         2,204
  Redeemed..................................................  (1,502)      (15,942)     (1,529)      (15,884)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................     372      $  3,924        (797)     $ (8,190)
                                                              ======      ========      ======      ========
INVESTOR C SHARES:
  Sold......................................................      66      $    692          57      $    603
  Issued as reinvestment of dividends.......................       8            81          10           104
  Redeemed..................................................    (129)       (1,359)       (199)       (2,080)
                                                              ------      --------      ------      --------
  Net increase/(decrease)...................................     (55)     $   (586)       (132)     $ (1,373)
                                                              ======      ========      ======      ========
Total net increase/(decrease)...............................   6,249      $ 65,986       9,029      $ 94,444
                                                              ======      ========      ======      ========

---------------

+ There were no longer any public shareholders of the Primary B Share class as of March 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                      NET INCREASE/                DISTRIBUTIONS
                                            NET ASSET                 NET REALIZED    (DECREASE) IN   DIVIDENDS      IN EXCESS
                                              VALUE        NET       AND UNREALIZED     NET ASSET      FROM NET       OF NET
                                            BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT    INVESTMENT
                                            OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME        INCOME
                                            ------------------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/1999......................   $ 9.77       $0.56          $ 0.02          $ 0.58         $(0.56)           --
Year ended 3/31/1998......................     9.68        0.56            0.09            0.65          (0.56)           --
Year ended 3/31/1997#.....................     9.76        0.58           (0.08)           0.50          (0.58)           --
Period ended 3/31/1996(a)#................     9.84        0.20           (0.08)           0.12          (0.20)           --
Year ended 11/30/1995#....................     9.48        0.61            0.36            0.97          (0.61)           --
Year ended 11/30/1994#....................    10.01        0.50           (0.51)          (0.01)         (0.48)       $(0.02)
PRIMARY B SHARES:
Year ended 03/31/1999.....................   $ 9.77       $0.52          $ 0.02          $ 0.54         $(0.52)           --
Year ended 03/31/1998.....................     9.68        0.53            0.09            0.62          (0.53)           --
Period ended 03/31/1997*#.................     9.71        0.41           (0.03)           0.38          (0.41)           --
INVESTOR A SHARES
Year ended 3/31/1999......................   $ 9.77       $0.54          $ 0.02          $ 0.56         $(0.54)           --
Year ended 3/31/1998......................     9.68        0.54            0.09            0.63          (0.54)           --
Year ended 3/31/1997#.....................     9.76        0.56           (0.08)           0.48          (0.56)           --
Period ended 3/31/1996(a)#................     9.84        0.19           (0.08)           0.11          (0.19)           --
Year ended 11/30/1995#....................     9.48        0.59            0.36            0.95          (0.59)           --
Year ended 11/30/1994#....................    10.01        0.48           (0.51)          (0.03)         (0.46)       $(0.02)
INVESTOR B SHARES
Year ended 3/31/1999......................   $ 9.77       $0.52          $ 0.02          $ 0.54         $(0.52)           --
Year ended 3/31/1998......................     9.68        0.53            0.09            0.62          (0.53)           --
Year ended 3/31/1997#.....................     9.76        0.55           (0.08)           0.47          (0.55)           --
Period ended 3/31/1996(a)#................     9.84        0.19           (0.08)           0.11          (0.19)           --
Year ended 11/30/1995#....................     9.48        0.57            0.36            0.93          (0.57)           --
Year ended 11/30/1994#....................    10.01        0.47           (0.51)          (0.04)         (0.45)       $(0.02)
INVESTOR C SHARES
Year ended 3/31/1999......................   $ 9.77       $0.52          $ 0.02          $ 0.54         $(0.52)           --
Year ended 3/31/1998......................     9.68        0.53            0.09            0.62          (0.53)           --
Year ended 3/31/1997#.....................     9.76        0.55           (0.08)           0.47          (0.55)           --
Period ended 3/31/1996(a)#................     9.84        0.19           (0.08)           0.11          (0.19)           --
Year ended 11/30/1995#....................     9.48        0.57            0.36            0.93          (0.57)           --
Year ended 11/30/1994#....................    10.01        0.46           (0.51)          (0.05)         (0.44)       $(0.02)

---------------

   + Annualized.

  ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

   # Per share net investment income has been calculated using the monthly average share method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (d) Amount is less than $1,000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                             WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                             ---------------
                                                                     RATIO OF     RATIO OF NET                  RATIO OF
                    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
    FROM             AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
   CAPITAL      DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
       --          $(0.56)        $9.79       6.07%     $397,467       0.50%(c)       5.70%          64%          0.80%(c)
       --           (0.56)         9.77       6.89       331,961       0.56(b)(c)     5.75           66        0.86(c)
       --           (0.58)         9.68       5.25       181,455       0.55(b)        5.97          172           0.85
       --           (0.20)         9.76       1.19       179,957      0.55+           6.07+          73           0.88+
       --           (0.61)         9.84      10.48       169,291       0.56           6.32          224           0.86
   $(0.02)          (0.52)         9.48      (0.11)      176,712       0.50           5.23          293           0.82
       --          $(0.52)        $9.79       5.70%     $     --(d)    0.85%          5.35%          64%          1.40%
       --           (0.53)         9.77       6.58            --(d)    0.91(b)(c)     5.40           66           1.21(c)
       --           (0.41)         9.68       3.95           953       0.90(b)+       5.62+         172           1.20+
       --          $(0.54)        $9.79       5.85%     $ 14,652       0.70%(c)       5.50%          64%          1.05%(c)
       --           (0.54)         9.77       6.67        13,688       0.76(b)(c)     5.55           66        1.06(c)
       --           (0.56)         9.68       5.04         6,169       0.75(b)        5.77          172           1.05
       --           (0.19)         9.76       1.13         2,810      0.75+           5.87+          73           1.08+
       --           (0.59)         9.84      10.29         2,969       0.76           6.12          224           1.06
   $(0.02)          (0.50)         9.48      (0.33)        2,490       0.71           5.02          293           1.03
       --          $(0.52)        $9.79       5.70%     $  5,825       0.85%(c)       5.35%          64%          1.80%(c)
       --           (0.53)         9.77       6.51         4,602       0.91(b)(c)     5.40           66        1.21(c)
       --           (0.55)         9.68       4.89         5,536       0.90(b)        5.62          172           1.20
       --           (0.19)         9.76       1.08         7,339      0.90+           5.72+          73           1.23+
       --           (0.57)         9.84      10.10         8,873       0.91           5.97          224           1.21
   $(0.02)          (0.49)         9.48      (0.46)       16,550       0.85           4.88          293           1.17
       --          $(0.52)        $9.79       5.64%     $  1,744       1.01%(c)       5.19%          64%          1.80%(c)
       --           (0.53)         9.77       6.51         2,992       0.91(b)(c)     5.40           66        1.21(c)
       --           (0.55)         9.68       4.89         4,063       0.90(b)        5.62          172           1.20
       --           (0.19)         9.76       1.07         6,121      0.90+           5.72+          73           1.23+
       --           (0.57)         9.84      10.08         6,056       0.91           5.97          224           1.21
   $(0.02)          (0.48)         9.48      (0.51)        8,102       0.89           4.84          293           1.21

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                      NET INCREASE/
                                            NET ASSET                 NET REALIZED     (DECREASE)     DIVIDENDS    DISTRIBUTIONS
                                              VALUE        NET       AND UNREALIZED   IN NET ASSET     FROM NET      FROM NET
                                            BEGINNING   INVESTMENT   GAIN/(LOSS) ON    VALUE FROM     INVESTMENT     REALIZED
                                            OF PERIOD     INCOME      INVESTMENTS      OPERATIONS       INCOME     CAPITAL GAINS
                                            ------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/1999......................    $4.12       $0.22          $(0.02)         $ 0.20         $(0.22)           --
Year ended 3/31/1998......................     3.99        0.23            0.13            0.36          (0.23)           --
Year ended 3/31/1997#.....................     4.07        0.23           (0.08)           0.15          (0.23)           --
Period ended 3/31/1996(b)#................     4.14        0.07           (0.07)           0.00          (0.07)(a)        --
Year ended 11/30/1995#....................     3.93        0.24            0.21            0.45          (0.24)(a)        --
Year ended 11/30/1994.....................     4.28        0.23           (0.33)          (0.10)         (0.23)(a)    $(0.02)
PRIMARY B SHARES
Year ended 3/31/1999#.....................    $4.12       $0.21          $(0.02)         $ 0.19         $(0.21)           --
Year ended 3/31/1998......................     3.99        0.21            0.13            0.34          (0.21)           --
Period ended 3/31/1997*#..................     4.02        0.16           (0.03)           0.13          (0.16)           --
INVESTOR A SHARES
Year ended 3/31/1999......................    $4.12       $0.21          $(0.02)         $ 0.19         $(0.21)           --
Year ended 3/31/1998......................     3.99        0.22            0.13            0.35          (0.22)           --
Year ended 3/31/1997#.....................     4.07        0.22           (0.08)           0.14          (0.22)           --
Period ended 3/31/1996(b)#................     4.14        0.07           (0.07)           0.00          (0.07)(a)        --
Year ended 11/30/1995#....................     3.93        0.23            0.21            0.44          (0.23)(a)        --
Year ended 11/30/1994.....................     4.28        0.22           (0.33)          (0.11)         (0.22)(a)    $(0.02)
INVESTOR B SHARES
Year ended 3/31/1999......................    $4.12       $0.19          $(0.02)         $ 0.17         $(0.19)           --
Year ended 3/31/1998......................     3.99        0.20            0.13            0.33          (0.20)           --
Year ended 3/31/1997#.....................     4.07        0.20           (0.08)           0.12          (0.20)           --
Period ended 3/31/1996(b)#................     4.14        0.07           (0.07)           0.00          (0.07)(a)        --
Year ended 11/30/1995#....................     3.93        0.21            0.21            0.42          (0.21)(a)        --
Year ended 11/30/1994.....................     4.28        0.20           (0.33)          (0.13)         (0.20)(a)    $(0.02)
INVESTOR C SHARES
Year ended 3/31/1999......................    $4.12       $0.19          $(0.03)         $ 0.16         $(0.19)           --
Year ended 3/31/1998......................     3.99        0.20            0.13            0.33          (0.20)           --
Year ended 3/31/1997#.....................     4.07        0.21           (0.08)           0.13          (0.21)           --
Period ended 3/31/1996(b)#................     4.14        0.07           (0.07)           0.00          (0.07)(a)        --
Year ended 11/30/1995#....................     3.93        0.22            0.21            0.43          (0.22)(a)        --
Year ended 11/30/1994.....................     4.28        0.20           (0.33)          (0.13)         (0.20)(a)    $(0.02)

---------------

   * Short-Intermediate Government Primary B Shares commenced operations on June 28, 1996.

   + Annualized.

  ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

   # Per share net investment income has been calculated using the monthly average share method.

 ## Amount represents less than 0.01%.

 (a) Includes distribution in excess of less than $0.01 per share.

 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF     RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------
   $(0.22)        $4.10       4.97%     $589,092       0.58%(d)       5.36%         242%          0.78%(d)
    (0.23)         4.12       9.11       663,833       0.61           5.53          538           0.81
    (0.23)         3.99       3.72       371,118       0.63(c)(d)     5.73          529           0.83(d)
    (0.07)         4.07       0.07       399,915       0.63+          5.32+         189           0.86+
    (0.24)         4.14      11.70       425,200       0.60           5.88          328           0.80
    (0.25)         3.93      (2.23)      433,278       0.59           5.76          133           0.80
   $(0.21)        $4.10       4.61%     $    273       0.93%(d)       5.01%         242%          1.38%(d)
    (0.21)         4.12       8.74           261       0.96           5.18          538           1.16
    (0.16)         3.99       3.31        16,980       0.98+(c)(d)     5.38+        529           1.18+(d)
   $(0.21)        $4.10       4.76%     $ 44,793       0.78%(d)       5.16%         242%          1.03%(d)
    (0.22)         4.12       8.89        49,478       0.81           5.33          538           1.01
    (0.22)         3.99       3.51        42,468       0.83(c)(d)     5.53          529           1.03(d)
    (0.07)         4.07       0.00##      57,381       0.83+          5.12+         189           1.06+
    (0.23)         4.14      11.48        64,848       0.80           5.68          328           1.00
    (0.24)         3.93      (2.41)       77,128       0.77           5.58          133           0.98
   $(0.19)        $4.10       4.14%     $  9,591       1.38%(d)       4.56%         242%          1.78%(d)
    (0.20)         4.12       8.35         9,815       1.34           4.80          538           1.54
    (0.20)         3.99       3.10        10,788       1.23(c)(d)     5.13          529           1.43(d)
    (0.07)         4.07      (0.13)       13,789       1.23+          4.72+         189           1.46+
    (0.21)         4.14      11.02        14,893       1.20           5.28          328           1.40
    (0.22)         3.93      (2.81)       10,974       1.19           5.16          133           1.40
   $(0.19)        $4.09       4.05%     $  1,190       1.34%(d)       4.60%         242%          1.78%(d)
    (0.20)         4.12       8.45         1,808       1.31           4.83          538           1.51
    (0.21)         3.99       3.21         8,334       1.13(c)(d)     5.23          529           1.33(d)
    (0.07)         4.07      (0.10)       11,820       1.13+          4.82+         189           1.36+
    (0.22)         4.14      11.15        13,206       1.10           5.38          328           1.30
    (0.22)         3.93      (2.80)       16,725       1.17           5.18          133           1.38

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                            NET
                                                                         INCREASE/                  DISTRIBUTIONS   DISTRIBUTIONS
                             NET ASSET                 NET REALIZED     (DECREASE)     DIVIDENDS      IN EXCESS       IN EXCESS
                               VALUE        NET       AND UNREALIZED   IN NET ASSET     FROM NET       OF NET          OF NET
                             BEGINNING   INVESTMENT    GAIN/(LOSS)      VALUE FROM     INVESTMENT    INVESTMENT       REALIZED
                             OF PERIOD     INCOME     ON INVESTMENTS    OPERATIONS       INCOME        INCOME       CAPITAL GAINS
                             ----------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES
Year ended 3/31/1999#......   $ 9.90       $0.58          $(0.05)         $ 0.53         $(0.57)           --              --
Year ended 3/31/1998.......     9.39        0.55            0.51            1.06          (0.55)           --              --
Year ended 3/31/1997#......     9.67        0.60           (0.30)           0.30          (0.58)           --              --
Period ended
  3/31/1996(a)#............     9.86        0.52           (0.19)           0.33          (0.50)       $(0.02)             --
Year ended 5/31/1995#......     9.80        0.64            0.06            0.70          (0.60)           --              --
Year ended 5/31/1994.......    10.46        0.64           (0.61)           0.03          (0.58)        (0.02)         $(0.05)
INVESTOR A SHARES
Year ended 3/31/1999#......   $ 9.90       $0.56          $(0.05)         $ 0.51         $(0.55)           --              --
Year ended 3/31/1998.......     9.39        0.52            0.51            1.03          (0.52)           --              --
Year ended 3/31/1997#......     9.67        0.58           (0.30)           0.28          (0.56)           --              --
Period ended
  3/31/1996(a)#............     9.86        0.50           (0.19)           0.31          (0.48)       $(0.02)             --
Year ended 5/31/1995#......     9.80        0.61            0.06            0.67          (0.57)           --              --
Year ended 5/31/1994.......    10.46        0.62           (0.61)           0.01          (0.56)        (0.02)         $(0.05)
INVESTOR B SHARES
Year ended 3/31/1999#......   $ 9.90       $0.49          $(0.04)         $ 0.45         $(0.49)           --              --
Year ended 3/31/1998.......     9.39        0.47            0.51            0.98          (0.47)           --              --
Year ended 3/31/1997#......     9.67        0.54           (0.30)           0.24          (0.52)           --              --
Period ended
  3/31/1996(a)#............     9.86        0.47           (0.19)           0.28          (0.45)       $(0.02)             --
Year ended 5/31/1995#......     9.80        0.58            0.06            0.64          (0.54)           --              --
Period ended 5/31/1994*....    10.49        0.54           (0.64)          (0.10)         (0.49)        (0.01)         $(0.05)
INVESTOR C SHARES
Year ended 3/31/1999#......   $ 9.90       $0.49          $(0.04)         $ 0.45         $(0.49)           --              --
Year ended 3/31/1998.......     9.39        0.48            0.51            0.99          (0.48)           --              --
Year ended 3/31/1997#......     9.67        0.55           (0.30)           0.25          (0.53)           --              --
Period ended
  3/31/1996(a)#............     9.86        0.47           (0.19)           0.28          (0.45)       $(0.02)             --
Year ended 5/31/1995#......     9.80        0.57            0.06            0.63          (0.53)           --              --
Year ended 5/31/1994.......    10.46        0.55           (0.61)          (0.06)         (0.50)        (0.01)         $(0.05)

---------------

  * Government Securities Investor B Shares commenced operations on June 7, 1993.
  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b)  Amount represents less than $0.01.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS


                                                                            RATIO OF      RATIO OF NET
                    TOTAL         NET ASSET                 NET ASSETS      OPERATING      INVESTMENT
DISTRIBUTIONS     DIVIDENDS         VALUE                     END OF       EXPENSES TO     INCOME TO      PORTFOLIO
    FROM             AND           END OF        TOTAL        PERIOD         AVERAGE        AVERAGE       TURNOVER
   CAPITAL      DISTRIBUTIONS      PERIOD       RETURN++       (000)       NET ASSETS      NET ASSETS       RATE
-------------------------------------------------------------------------------------------------------------------
       --          $(0.57)          $9.86         5.41%      $119,659         0.73%(d)        5.70%          600%
       --           (0.55)           9.90        11.65         75,796         0.85(c)(d)      5.63           303
   $ 0.00(b)        (0.58)           9.39         3.18         52,606         0.80            6.28           468
       --           (0.52)           9.67         3.41         55,962         0.80+           6.36+          199
    (0.04)          (0.64)           9.86         7.55         39,909         0.76            6.69           413
    (0.04)          (0.69)           9.80         0.06         44,536         0.73            6.08            56
       --          $(0.55)          $9.86         5.16%      $ 19,167         0.98%(d)        5.45%          600%
       --           (0.52)           9.90        11.37          8,509         1.10(c)(d)      5.38           303
   $ 0.00(b)        (0.56)           9.39         2.92          9,852         1.05            6.03           468
       --           (0.50)           9.67         3.20         11,662         1.05+           6.11+          199
    (0.04)          (0.61)           9.86         7.29         10,928         1.01            6.44           413
    (0.04)          (0.67)           9.80        (0.11)        14,044         0.90            5.91            56
       --          $(0.49)          $9.86         4.53%      $ 30,109         1.58%(d)        4.85%          600%
       --           (0.47)           9.90        10.78         32,391         1.63(c)(d)      4.85           303
   $ 0.00(b)        (0.52)           9.39         2.51         38,807         1.45            5.63           468
       --           (0.47)           9.67         2.85         50,958         1.45+           5.71+          199
    (0.04)          (0.58)           9.86         6.86         56,155         1.41            6.04           413
    (0.04)          (0.59)           9.80        (1.09)        56,313         1.38+           5.43+           56
       --          $(0.49)          $9.86         4.52%      $    213         1.59%(d)        4.84%          600%
       --           (0.48)           9.90        10.84            735         1.58(c)(d)      4.90           303
   $ 0.00(b)        (0.53)           9.39         2.67          1,835         1.30            5.78           468
       --           (0.47)           9.67         2.83          2,558         1.48+           5.68+          199
    (0.04)          (0.57)           9.86         6.76          2,945         1.51            5.94           413
    (0.04)          (0.60)           9.80        (0.69)         5,265         1.48            5.33            56

           WITHOUT WAIVERS
           AND/OR EXPENSES
           REIMBURSEMENTS
           ---------------
               RATIO OF
              OPERATING
             EXPENSES TO
               AVERAGE
             NET ASSETS
           ---------------
                0.84%(d)
                0.99(d)
                0.94
                0.95+
                0.94
                0.94
                1.09%(d)
                1.24(d)
                1.19
                1.20+
                1.19
                1.11
                1.84%(d)
                1.77(d)
                1.59
                1.60+
                1.59
                1.59+
                1.84%(d)
                1.72(d)
                1.44
                1.63+
                1.69
                1.69

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                            NET
                                                                         INCREASE/                  DISTRIBUTIONS
                             NET ASSET                 NET REALIZED     (DECREASE)     DIVIDENDS      IN EXCESS     DISTRIBUTIONS
                               VALUE        NET       AND UNREALIZED   IN NET ASSET     FROM NET       OF NET         FROM NET
                             BEGINNING   INVESTMENT    GAIN/(LOSS)      VALUE FROM     INVESTMENT    INVESTMENT       REALIZED
                             OF PERIOD     INCOME     ON INVESTMENTS     OPERATION       INCOME        INCOME       CAPITAL GAINS
                             ----------------------------------------------------------------------------------------------------
STRATEGIC FIXED INCOME
PRIMARY A SHARES
Year ended 3/31/1999.......   $10.03       $0.59          $(0.04)         $ 0.55         $(0.59)           --          $(0.06)
Year ended 3/31/1998.......     9.62        0.58            0.41            0.99          (0.58)           --              --
Year ended 3/31/1997#......     9.93        0.58           (0.20)           0.38          (0.58)           --           (0.11)
Period ended
  3/31/1996(a).............    10.22        0.19           (0.29)          (0.10)         (0.19)           --              --
Year ended 11/30/1995......     9.32        0.59            0.90            1.49          (0.59)           --              --
Year ended 11/30/1994......    10.55        0.53           (0.89)          (0.36)         (0.51)       $(0.02)          (0.34)
INVESTOR A SHARES
Year ended 3/31/1999.......   $10.03       $0.57          $(0.04)         $ 0.53         $(0.57)           --          $(0.06)
Year ended 3/31/1998.......     9.62        0.56            0.41            0.97          (0.56)           --              --
Year ended 3/31/1997#......     9.93        0.56           (0.20)           0.36          (0.56)           --           (0.11)
Period ended
  3/31/1996(a).............    10.22        0.18           (0.29)          (0.11)         (0.18)           --              --
Year ended 11/30/1995......     9.32        0.57            0.90            1.47          (0.57)           --              --
Year ended 11/30/1994......    10.55        0.51           (0.89)          (0.38)         (0.49)       $(0.02)          (0.34)
INVESTOR B SHARES
Year ended 3/31/1999.......   $10.03       $0.51          $(0.04)         $ 0.47         $(0.51)           --          $(0.06)
Year ended 3/31/1998.......     9.62        0.51            0.41            0.92          (0.51)           --              --
Year ended 3/31/1997#......     9.93        0.52           (0.20)           0.32          (0.52)           --           (0.11)
Period ended
  3/31/1996(a).............    10.22        0.16           (0.29)          (0.13)         (0.16)           --              --
Year ended 11/30/1995......     9.32        0.53            0.90            1.43          (0.53)           --              --
Year ended 11/30/1994......    10.55        0.47           (0.89)          (0.42)         (0.45)       $(0.02)          (0.34)
INVESTOR C SHARES
Year ended 3/31/1999.......   $10.03       $0.51          $(0.04)         $ 0.47         $(0.51)           --          $(0.06)
Year ended 3/31/1998.......     9.62        0.52            0.41            0.93          (0.52)           --              --
Year ended 3/31/1997#......     9.93        0.53           (0.20)           0.33          (0.53)           --           (0.11)
Period ended
  3/31/1996(a).............    10.22        0.17           (0.29)          (0.12)         (0.17)           --              --
Year ended 11/30/1995......     9.32        0.54            0.90            1.44          (0.54)           --              --
Year ended 11/30/1994......    10.55        0.47           (0.89)          (0.42)         (0.45)       $(0.02)          (0.34)

---------------

  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b)  Amount represents less than $0.01.
(c) The effect of the credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                              WITHOUT WAIVERS
                                                                                                              AND/OR EXPENSES
                                                                                                              REIMBURSEMENTS
                                                                                                              ---------------
                                                                      RATIO OF     RATIO OF NET                  RATIO OF
                    TOTAL       NET ASSET               NET ASSETS    OPERATING     INVESTMENT                   OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                   END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
    FROM             AND         END OF       TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
   CAPITAL      DISTRIBUTIONS    PERIOD     RETURN++      (000)      NET ASSETS     NET ASSETS      RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
       --          $(0.65)       $ 9.93        5.61%    $1,798,155      0.68%(c)       5.86%         107%          0.78%(c)
       --           (0.58)        10.03       10.53     1,681,990       0.72(c)(d)     5.86          244           0.83(d)
   $(0.00)(b)       (0.69)         9.62        3.90       947,277       0.71(c)        5.98          368           0.81(d)
       --           (0.19)         9.93       (1.04)      823,890      0.72+           5.49+         133          0.83+
       --           (0.59)        10.22       16.45       823,098       0.71           6.05          228           0.81
       --           (0.87)         9.32       (3.58)      550,697       0.68           5.43          307           0.76
       --          $(0.63)       $ 9.93        5.40%    $  32,119       0.88%(c)       5.66%         107%          1.03%(c)
       --           (0.56)        10.03       10.30        26,054       0.92(c)(d)     5.66          244           1.03(d)
   $(0.00)(b)       (0.67)         9.62        3.70         6,345       0.91(c)        5.78          368           1.01(d)
       --           (0.18)         9.93       (1.11)        6,440      0.92+           5.29+         133          1.03+
       --           (0.57)        10.22       16.22         6,662       0.91           5.85          228           1.01
       --           (0.85)         9.32       (3.76)          967       0.86           5.25          307           0.94
       --          $(0.57)       $ 9.93        4.76%    $   5,440       1.48%(c)       5.06%         107%          1.78%(c)
       --           (0.51)        10.03        9.73         2,662       1.47(c)(d)     5.11          244           1.58(d)
   $(0.00)(b)       (0.63)         9.62        3.23         2,109       1.36(c)        5.33          368           1.46(d)
       --           (0.16)         9.93       (1.26)        2,496      1.37+           4.84+         133          1.48+
       --           (0.53)        10.22       15.70         2,578       1.36           5.40          228           1.46
       --           (0.81)         9.32       (4.21)        2,145       1.33           4.78          307           1.41
       --          $(0.57)       $ 9.93        4.90%    $   1,137       1.40%(c)       5.14%         107%          1.78%(c)
       --           (0.52)        10.03        9.87           943       1.42(c)(d)     5.16          244           1.53(d)
   $(0.00)(b)       (0.64)         9.62        3.38         1,068       1.21(c)        5.48          368           1.31(d)
       --           (0.17)         9.93       (1.22)          299      1.22+           4.99+         133          1.33+
       --           (0.54)        10.22       15.87           227       1.21           5.55          228           1.31
       --           (0.81)         9.32       (4.14)           41       1.43           4.68          307           1.51

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                         NET
                                         NET ASSET                 NET REALIZED       INCREASE/      DIVIDENDS    DISTRIBUTIONS
                                           VALUE        NET       AND UNREALIZED    (DECREASE) IN     FROM NET       FROM NET
                                         BEGINNING   INVESTMENT    GAIN/(LOSS)     NET ASSET VALUE   INVESTMENT      REALIZED
                                         OF PERIOD     INCOME     ON INVESTMENTS   FROM OPERATIONS     INCOME     CAPITAL GAINS
                                          -------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND
PRIMARY A SHARES
Year ended 3/31/1999#..................   $10.37       $0.52          $ 0.07            $0.59          $(0.52)        $(0.36)
Period ended 3/31/1998*................    10.19        0.48            0.31             0.79           (0.48)         (0.13)
Period ended 5/16/1997.................    10.53        0.41            0.17             0.58           (0.41)         (0.51)
Year ended 8/31/1996...................    11.20        0.61           (0.22)            0.39           (0.61)         (0.45)
Period ended 8/31/1995(b)..............    10.00        0.56            1.20             1.76           (0.56)            --
INVESTOR A SHARES
Year ended 3/31/1999#..................   $10.37       $0.50          $ 0.07            $0.57          $(0.50)        $(0.36)
Period ended 3/31/1998*................    10.20        0.46            0.30             0.76           (0.46)         (0.13)
Period ended 5/16/1997.................    10.54        0.39            0.17             0.56           (0.39)         (0.51)
Year ended 8/31/1996...................    11.19        0.59           (0.20)            0.39           (0.59)         (0.45)
Period ended 8/31/1995 (b).............    10.48        0.37            0.71             1.08           (0.37)            --
INVESTOR B SHARES
Year ended 3/31/1999#..................   $10.37       $0.44          $ 0.07            $0.51          $(0.44)        $(0.36)
Period ended 3/31/1998*................    10.19        0.41            0.31             0.72           (0.41)         (0.13)
Period ended 5/16/1997.................    10.52        0.34            0.18             0.52           (0.34)         (0.51)
Year ended 8/31/1996...................    11.19        0.51           (0.22)            0.29           (0.51)         (0.45)
Period ended 8/31/1995(b)..............    10.05        0.46            1.14             1.60           (0.46)            --
INVESTOR C SHARES
Year ended 3/31/1999#..................   $10.37       $0.44          $ 0.07            $0.51          $(0.44)        $(0.36)
Period ended 3/31/1998**...............    10.41        0.25            0.09             0.34           (0.25)         (0.13)

---------------

  * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Pilot Shares, Class A Shares and Class B Shares, which were reorganized into the Primary A Shares, Investor A Shares and Investor B Shares, respectively, as of May 23, 1997.

 ** U.S. Government Bond Investor C Shares commenced operations on September 19,
    1997.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average share method.

(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b) The Pilot U.S. Government Securities Fund's Pilot Shares, Class A Shares and Class B Shares commenced operations on November 7, 1994, February 7, 1995 and November 10, 1994, respectively.

(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF     RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO    INCOME TO     PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++   (IN 000'S)   NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------
   $(0.88)       $10.08       5.83%     $109,028       0.59%(a)(c)     5.06%        270%          0.87%(a)
    (0.61)        10.37       7.84       263,428       0.60(a)+       5.26+         188           0.86(a)+
    (0.92)        10.19       5.62       148,082      0.62+           5.60+          58          0.77+
    (1.06)        10.53       3.46       145,066       0.65           5.61           87           0.82
    (0.56)        11.20      18.03       137,261      0.62+           6.45+         132          0.87+
   $(0.86)       $10.08       5.57%     $  2,311       0.84%(a)(c)     4.81%        270%          1.12%(a)
    (0.59)        10.37       7.51         1,927       0.85(a)+       5.01+         188           1.11(a)+
    (0.90)        10.20       5.44           734      0.87+           5.35+          58          1.07+
    (1.04)        10.54       3.44           632       0.85           5.44           87           1.07
    (0.37)        11.19      10.41            87      0.82+           5.76+         132          1.12+
   $(0.80)       $10.08       4.93%     $  6,779       1.44%(a)(c)     4.21%        270%          1.87%(a)
    (0.54)        10.37       7.14         1,004       1.40(a)+       4.46+         188           1.66(a)+
    (0.85)        10.19       4.99         1,529      1.62+           4.60+          58          1.77+
    (0.96)        10.52       2.43         1,237       1.65           4.60           87           1.82
    (0.46)        11.19      16.19           146      1.62+           5.19+         132          1.87+
   $(0.80)       $10.08       5.13%     $  1,255       1.34%(a)(c)     4.31%        270%          1.87%(a)
    (0.38)        10.37       3.50         1,332       1.45(a)+       4.41+         188           1.71(a)+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                    NET
                                                                                 INCREASE/
                                     NET ASSET                 NET REALIZED     (DECREASE)     DIVIDENDS      DISTRIBUTIONS
                                       VALUE        NET       AND UNREALIZED   IN NET ASSET     FROM NET        FROM NET
                                     BEGINNING   INVESTMENT    GAIN/(LOSS)      VALUE FROM     INVESTMENT       REALIZED
                                     OF PERIOD     INCOME     ON INVESTMENTS    OPERATIONS       INCOME       CAPITAL GAINS
                                     --------------------------------------------------------------------------------------
DIVERSIFIED INCOME
PRIMARY A SHARES
Year ended 3/31/1999#.............    $10.55       $0.66          $(0.14)         $ 0.52         $(0.66)         $(0.10)
Year ended 3/31/1998..............     10.11        0.65            0.44            1.09          (0.65)             --
Year ended 3/31/1997#.............     10.42        0.69           (0.18)           0.51          (0.69)          (0.13)
Period ended 3/31/1996(b).........     10.82        0.23           (0.40)          (0.17)         (0.23)             --
Year ended 11/30/1995.............      9.67        0.73            1.15            1.88          (0.73)             --
Year ended 11/30/1994#............     10.88        0.74           (1.06)          (0.32)         (0.74)(a)       (0.15)
INVESTOR A SHARES
Year ended 3/31/1999#.............    $10.55       $0.63          $(0.14)         $ 0.49         $(0.63)         $(0.10)
Year ended 3/31/1998..............     10.11        0.63            0.44            1.07          (0.63)             --
Year ended 3/31/1997#.............     10.42        0.66           (0.18)           0.48          (0.66)          (0.13)
Period ended 3/31/1996(b).........     10.82        0.22           (0.40)          (0.18)         (0.22)             --
Year ended 11/30/1995.............      9.67        0.71            1.15            1.86          (0.71)             --
Year ended 11/30/1994#............     10.88        0.72           (1.06)          (0.34)         (0.72)(a)       (0.15)
INVESTOR B SHARES
Year ended 3/31/1999#.............    $10.55       $0.57          $(0.14)         $ 0.43         $(0.57)         $(0.10)
Year ended 3/31/1998..............     10.11        0.57            0.44            1.01          (0.57)             --
Year ended 3/31/1997#.............     10.42        0.61           (0.18)           0.43          (0.61)          (0.13)
Period ended 3/31/1996(b).........     10.82        0.21           (0.40)          (0.19)         (0.21)             --
Year ended 11/30/1995.............      9.67        0.66            1.15            1.81          (0.66)             --
Year ended 11/30/1994#............     10.88        0.67           (1.06)          (0.39)         (0.67)(a)       (0.15)
INVESTOR C SHARES
Year ended 3/31/1999#.............    $10.55       $0.57          $(0.14)         $ 0.43         $(0.57)         $(0.10)
Year ended 3/31/1998..............     10.11        0.58            0.44            1.02          (0.58)             --
Year ended 3/31/1997#.............     10.42        0.63           (0.18)           0.45          (0.63)          (0.13)
Period ended 3/31/1996(b).........     10.82        0.21           (0.40)          (0.19)         (0.21)             --
Year ended 11/30/1995.............      9.67        0.66            1.15            1.81          (0.66)             --
Year ended 11/30/1994#............     10.88        0.67           (1.06)          (0.39)         (0.67)(a)       (0.15)

---------------

  +  Annualized.
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average share method.
(a) Includes distribution in excess of less than $0.01 per share.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF     RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO      INCOME      PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD       AVERAGE      TO AVERAGE    TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++   (IN 000'S)   NET ASSETS     NET ASSETS      RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------
   $(0.76)       $10.31       5.00%     $317,937       0.70%(c)       6.27%          94%          0.80%(c)
    (0.65)        10.55      11.07       263,840    0.73(c)           6.27          203           0.83(c)
    (0.82)        10.11       4.97       152,070    0.75(c)           6.73          278           0.85(c)
    (0.23)        10.42      (1.59)       65,081       0.77+          6.49+          69          0.87+
    (0.73)        10.82      20.11        64,800       0.80           7.03           96           0.93
    (0.89)         9.67      (3.05)       22,298       0.74           7.31          144           0.95
   $(0.73)       $10.31       4.74%     $ 12,954       0.95%(c)       6.02%          94%          1.05%(c)
    (0.63)        10.55      10.80        11,946    0.98(c)           6.02          203           1.08(c)
    (0.79)        10.11       4.71        11,662    1.00(c)           6.48          278           1.10(c)
    (0.22)        10.42      (1.67)       13,332       1.02+          6.24+          69          1.12+
    (0.71)        10.82      19.82        13,150       1.05           6.78           96           1.18
    (0.87)         9.67      (3.26)       10,819       0.96           7.09          144           1.17
   $(0.67)       $10.31       4.11%     $ 67,651       1.55%(c)       5.42%          94%          1.80%(c)
    (0.57)        10.55      10.18        65,248    1.55(c)           5.45          203           1.65(c)
    (0.74)        10.11       4.18        70,631    1.50(c)           5.98          278           1.60(c)
    (0.21)        10.42      (1.83)       84,692       1.52+          5.74+          69          1.62+
    (0.66)        10.82      19.22        90,887       1.55           6.28           96           1.68
    (0.82)         9.67      (3.77)       55,058       1.49           6.56          144           1.70
   $(0.67)       $10.31       4.09%     $  1,474       1.56%(c)       5.41%          94%          1.80%(c)
    (0.58)        10.55      10.27         2,090    1.46(c)           5.54          203           1.56(c)
    (0.76)        10.11       4.44         3,343    1.25(c)           6.23          278           1.35(c)
    (0.21)        10.42      (1.77)        3,454       1.33+          5.93+          69          1.43+
    (0.66)        10.82      19.22         3,582       1.55           6.28           96           1.68
    (0.82)         9.67      (3.77)        2,636       1.49           6.56          144           1.70

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust"), Nations Fund Portfolio's ("Nations Portfolios") and Nations Fund, Inc. (the "Company") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 1999, the Trust offered thirty-eight separate portfolios and the Company offered nine separate portfolios. These financial statements pertain only to the U.S. government and corporate bond portfolios of the Trust and the Company (each a "Fund" and collectively, the "Funds"). The Global Government Income Fund of Nations Portfolios liquidated its final class on December 14, 1998. Financial statements for the other portfolios of the Trust and the Company are presented under separate cover. The Funds currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Primary B Shares are not currently offered to the public except for the Short Intermediate Government Fund. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: Securities are valued using broker quotations or prices provided by a pricing service approved by the Board of Trustees/Directors. Certain prices provided by brokers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Certain securities may be valued by one or more principal market makers. Securities for which market quotations are not readily available are valued by the investment advisor under the supervision of the Board of Trustees/Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The fair market value of these securities is unusually volatile in response to changes in interest rates.

Dividends and Distributions to Shareholders: It is the policy of each Fund to declare dividends from net investment income daily and to pay such dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations.

NATIONS FUNDS

These reclassifications are due to different book and tax accounting for organization costs, paydowns and the Fund's use of the tax accounting practice known as equalization.

Reclassifications for the year ended March 31, 1999 were as follows:

                                              INCREASE/
                                             (DECREASE)      INCREASE/
                               INCREASE/    UNDISTRIBUTED    (DECREASE)
                               (DECREASE)        NET        ACCUMULATED
                                PAID-IN      INVESTMENT     NET REALIZED
                                CAPITAL        INCOME       GAIN/(LOSS)
                                 (000)          (000)          (000)
                               -----------------------------------------
Short-Term Income............    $  111         $  (8)        $  (103)
Short-Intermediate
 Government..................      (194)          (33)            227
Government Securities........     2,517           (47)         (2,470)
Strategic Fixed Income.......        --          (245)            245
U.S. Government Bond.........       948            (1)           (947)
Diversified Income...........        --           (24)             24

Federal Income Tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Expenses: General expenses of the Trust or the Company are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. Expenses not directly attributable to any class of shares are prorated based on the relative net assets of each class. The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs were amortized on a straight-line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust and the Company has entered into an investment advisory agreement (the "Investment Advisory Agreements") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which NBAI provides investment advisory services to the Funds. Under the Investment Advisory Agreements, NBAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                           ANNUAL
                                                            RATE
                                                           ------
Short-Term Income, Short-Intermediate Government,
 Strategic Fixed Income, U.S. Government Bond,
 Diversified Income......................................  0.60%

                             FEES ON          FEES ON          FEES ON
                            NET ASSETS       NET ASSETS       NET ASSETS
                              UP TO         BETWEEN $100      EXCEEDING
                           $100 MILLION   AND $250 MILLION   $250 MILLION
                           ----------------------------------------------
Government Securities....     0.65%            0.55%            0.50%

Each of the Trust and the Company, except for U.S. Government Bond Fund, has entered into a sub-advisory agreement with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a fee from NBAI at the annual rate of 0.15% of each Fund's average daily net assets.

The Trust has, on behalf of the U.S. Government Bond Fund, entered into a sub-advisory agreement with NBAI and Boatmen's Capital Management, Inc. ("Boatmen's), a wholly-owned subsidiary of NationsBank, pursuant to which Boatmen's is entitled to receive a fee from NBAI at the annual rate of 0.15% of the Fund's average daily net assets.

Stephens Inc. ("Stephens") serves as the co-administrator of the Trust and the Company. On February 3, 1999, NBAI began serving as co-administrator of the Funds with Stephens. Under the new arrangement, Stephens and NBAI are entitled to receive a combined fee, computed daily and paid monthly at the annual rate of 0.12% of each Fund's average daily net assets. Prior to February 3, 1999, First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, served as co-administrator. Stephens and First Data were entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average daily net assets. Effective February 3, 1999, The Bank of New York ("BNY") began serving as the sub-administrator of the Trust and the Company pursuant to an agreement with NBAI, and NBAI ceased to serve as sub-administrator. For the year ended March 31,

NATIONS FUNDS

1999, Stephens earned $2,363,726 from the Funds for its administration services, of which $371,341 was paid to NBAI for its services.

The investment advisor, sub-advisors and distributor may, from time to time, voluntarily reduce their fees payable by each Fund. For the year ended March 31, 1999, the investment advisor agreed to voluntarily reimburse expenses and waive advisory fees as follows:

Short Term Income..........................................  0.30%
Short Intermediate Government..............................  0.20%
Government Securities......................................  0.11%
Strategic Fixed Income.....................................  0.10%
U.S. Government Bond.......................................  0.28%
Diversified Income.........................................  0.10%

Effective October 19, 1998, BNY began serving as the custodian of the Trust's and the Company's assets. Previously, NationsBank of Texas, N.A. ("NationsBank of Texas") served as custodian until May 6, 1998, when it was merged with NationsBank. BNY acted as sub-custodian to the Funds until that date. For the year ended March 31, 1999, NationsBank (and its predecessor, NationsBank of Texas, N.A.) earned $21,184 for providing such services. For the year ended March 31, 1999, expenses of the Funds were reduced by $46,634 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

First Data serves as the transfer agent for the Funds' shares. NationsBank of Texas also served as the sub-transfer agent for the Primary Shares of the Funds until it merged with NationsBank on May 6, 1998. NationsBank began serving as the sub-transfer agent for the Primary Shares of the Funds on that date and is providing the same services as were previously provided by NationsBank of Texas. For the year ended March 31, 1999, NationsBank of Texas and NationsBank earned approximately $27,888 for providing such services.

Stephens serves as distributor of the Funds' shares. For the year ended March 31, 1999, the Funds were informed that the distributor received $3,185,987 in front end sales charges for sales of Investor A Shares and $354,230 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of NationsBank.

The Trust and the Company pay each unaffiliated Trustee or Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust and the Company also reimburse expenses incurred by each unaffiliated Trustee or Director in attending such meetings.

The Trust's and the Company's eligible Trustees or Directors, respectively, may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Trustees'/Directors' fees and expenses" in the Statements of Operations.

Certain Funds have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Institutional Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 1999, the Funds earned $5,780,480, which is included in interest income, in the aggregate from such investments.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which NationsBank and its affiliates have either sole or joint investment discretion.

3. SHAREHOLDER SERVICING AND
    DISTRIBUTION PLANS

The Trust and the Company each have adopted a shareholder administration plan for Primary B Shares of each Fund and shareholder servicing plans and distribution plans for the Investor A, Investor B and Investor C Shares of each Fund. The administration plan permits the Funds to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing

NATIONS FUNDS
agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets set from time to time by the Board of Trustees/Directors, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of NationsBank and NBAI.

At March 31, 1999, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                               CURRENT       PLAN
                                                RATE         LIMIT
                                               -------------------
Primary B Administration Plan:
 Short-Term Income and Short-Intermediate
   Government................................    0.35%       0.60%
 Other Income Funds(4).......................    0.50        0.60
Investor A Distribution Plan:
 Short-Term Income, Short-Intermediate
   Government and Strategic Fixed Income.....    0.20*       0.25
 Other Income Funds(3).......................    0.25        0.25
Investor B Distribution Plan:
 Short-Term Income...........................    0.10        0.75
 Short-Intermediate Government and Strategic
   Fixed Income..............................    0.55        0.75
 Other Income Funds(3).......................    0.60        0.75
Investor C Distribution Plan:
 Short-Term Income...........................    0.75**      0.75
 Short-Intermediate Government...............    0.51        0.75
 U.S. Government Bond........................    0.50        0.75
 Strategic Fixed Income......................    0.47        0.75
 Other Income Funds(2).......................    0.75***     0.75
Investor B and Investor C Shareholder
 Servicing Plans.............................    0.25        0.25

---------------
   * In addition, a separate shareholder servicing plan has been adopted for the Investor A Shares of the Short-Term Income Fund.
  ** Reflects a rate change effective January 19, 1999 from .10%.
 *** Reflects a rate change effective January 19, 1999 from .60%.

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 1999 were as follows:

                                            PURCHASES     SALES
                                              (000)       (000)
                                            ---------------------
Short-Term Income.........................  $278,571     $214,947
Short-Intermediate Government.............   213,279      103,673
Government Securities.....................   123,015      119,674
Strategic Fixed Income....................   440,739      416,252
Diversified Income........................    20,967       31,972

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 1999 were as follows:

                                         PURCHASES       SALES
                                           (000)         (000)
                                         ------------------------
Short-Term Income......................  $   50,186    $   48,593
Short-Intermediate Government..........   1,398,063     1,623,024
Government Securities..................     912,901       864,673
Strategic Fixed Income.................   1,742,105     1,500,987
U.S. Government Bond...................     462,965       630,959
Diversified Income.....................     397,600       319,854

5. SHARES OF BENEFICIAL
    INTEREST/CAPITAL STOCK

As of March 31, 1999, an unlimited number of shares of beneficial interest without par value were authorized for the Trust and 480,000,000,000 shares of $.001 par value capital stock were authorized for the Company. The Trust's Declaration of Trust and the Company's Articles of Incorporation authorize the Board of Trustees/Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6.  LINE OF CREDIT

The Trust and the Company participate in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 1999, there were no loans outstanding under this Agreement. For the year ended March 31,

NATIONS FUNDS

1999, borrowings by the Funds under the Agreement were as follows:

                                                AVERAGE
                                                AMOUNT      AVERAGE
                                              OUTSTANDING   INTEREST
                    FUND                         (000)        RATE
--------------------------------------------------------------------
Government Securities.......................      $ 2         6.04%
Strategic Fixed Income......................       20         6.22
U.S. Government Bond........................        5         5.36

The average amount outstanding was calculated based on daily balances in the period.

7.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their portfolio securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves, a portfolio of Nations Institutional Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 1999, the following Funds had securities on loan:

                                      MARKET VALUE OF    MARKET VALUE
                                     LOANED SECURITIES   OF COLLATERAL
               FUND                        (000)             (000)
----------------------------------------------------------------------
Short-Intermediate Government......      $161,264          $164,779
Government Securities..............         2,221             2,268
Strategic Fixed Income.............        55,598            57,664
U.S. Government Bond...............        26,954            27,570
Diversified Income.................        26,079            27,094

8.  CAPITAL LOSS CARRYFORWARD

At March 31, 1999, the following Funds had available for Federal income tax purposes the following unused capital losses expiring March 31:

                                        2002     2003    2004     2005
                FUND                   (000)    (000)    (000)   (000)
-----------------------------------------------------------------------
Short-Term Income....................  $4,900   $  651    --     $   13
Short-Intermediate Government........     974       --    --      6,939
Government Securities................      --    4,250    --      2,302

Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 1999, the following Funds elected to defer losses occurring between November 1, 1998 and March 31, 1999 under these rules:

                                                POST-OCTOBER CAPITAL
                                                     LONG TERM
                                                   LOSS DEFERRAL
                     FUND                              (000)
--------------------------------------------------------------------
Short-Intermediate Government.................          $330
Government Securities.........................           211

9.  REORGANIZATIONS

ACQUISITION OF THE PILOT FUNDS

On May 23, 1997, the U.S. Government Bond Fund, a newly established portfolio, acquired the assets and certain liabilities of the Pilot U.S. Government Securities Fund pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of the U.S. Government Bond Fund in an amount equal to the outstanding shares of the Pilot U.S. Government Securities Fund. The financial statements of the U.S. Government Bond Fund reflect the historical financial results of the Pilot U.S. Government Securities Fund prior to the reorganization. Additionally, the fiscal year end of the Pilot U.S. Government Securities Fund for financial reporting purposes was changed to coincide with that of the Company.

On May 16, 1997 and May 23, 1997, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of The Pilot Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization

NATIONS FUNDS
approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation/ (depreciation) as of the reorganization date were as follows:

                                                                                                                 ACQUIRED
                                                                                                                   FUND
                                                                                        TOTAL NET ASSETS OF     UNREALIZED
                                            TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND      APPRECIATION/
    ACQUIRING              ACQUIRED            ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION    (DEPRECIATION)
       FUND                  FUND                  (000)                 (000)                 (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
Short-Intermediate  Pilot Intermediate
Government          U.S. Government
                    Securities Fund              $232,196              $448,240             $  680,436           $(2,073)
Strategic Fixed     Pilot Diversified Bond
Income              Fund                           97,180               976,333              1,073,513               378


ACQUISITION OF THE EMERALD FUNDS

On May 15, 1998, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of The Emerald Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                                                ACQUIRED
                                                                                        TOTAL NET ASSETS OF       FUND
                                            TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
    ACQUIRING              ACQUIRED            ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION    APPRECIATION
       FUND                  FUND                  (000)                 (000)                 (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
Short-Term Income   Emerald Short-Term
                    Fixed Income Fund            $101,178             $  355,256            $  456,434           $   525
Government          Emerald U.S.
Securities          Government Securities
                    Fund                           63,983                122,410               186,393               856
Strategic Fixed     Emerald Managed Bond
Income              Fund                           77,246              1,848,855             1,926,101                 9

CONVERSION OF COMMON TRUST FUNDS

On August 22, 1997 and November 12, 1997, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by NationsBank, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation/(depreciation) as of the conversion date were as follows:

                                                                                                   TOTAL NET ASSETS OF
                                                       TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND
    ACQUIRING                   ACQUIRED                  ACQUIRED FUND        ACQUIRING FUND       AFTER CONVERSION
       FUND                       FUND                        (000)                 (000)                 (000)
----------------------------------------------------------------------------------------------------------------------
Short-Term Income   NationsBank Common Trust Short-
                    Term Income Fund                        $275,916             $  201,134            $  477,050
Government          NationsBank Common Trust Mortgage
Securities          Backed Securities Fund                    45,209                100,213               145,422
Strategic Fixed     NationsBank Common Trust
Income              Strategic Fixed Income Fund              987,102              1,095,670             2,082,772
Strategic Fixed     NationsBank Common Trust Fixed
Income              Income Fund for Personal Trusts           24,459              2,082,772             2,107,231
Short-Intermediate  NationsBank Common Trust Short
Government          Intermediate U.S. Government Fund        275,770                609,542               885,312

                       ACQUIRED
                         FUND
                      UNREALIZED
                    APPRECIATION/
    ACQUIRING       (DEPRECIATION)
       FUND             (000)
------------------  --------------
Short-Term Income
                       $   169
Government
Securities                 (31)
Strategic Fixed
Income                   4,085
Strategic Fixed
Income                     145
Short-Intermediate
Government               1,293

On April 17, 1998, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by NationsBank, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares

NATIONS FUNDS
issued by the Acquiring Fund are presented in the Schedule of Capital Stock Activity. Net assets and unrealized appreciation/(depreciation) as of the conversion date were as follows:

                                                                                                   TOTAL NET ASSETS OF
                                                       TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND
    ACQUIRING                   ACQUIRED                  ACQUIRED FUND        ACQUIRING FUND       AFTER CONVERSION
       FUND                       FUND                        (000)                 (000)                 (000)
----------------------------------------------------------------------------------------------------------------------
Government          NationsBank Common Trust                 $ 5,957             $  117,450            $  123,407
Securities          Government Bond Fund
Strategic Fixed     Common Trust Bond Fund                    69,407              1,705,412             1,774,819
Income
Strategic Fixed     NationsBank Common Trust                  71,850              1,774,819             1,846,669
Income              Intermediate Bond Fund
Short-Intermediate  NationsBank Common Trust Two-              5,670                722,445               728,115
Government          Year Government Bond Fund

                       ACQUIRED
                         FUND
                      UNREALIZED
                     APPRECIATION
    ACQUIRING       (DEPRECIATION)
       FUND             (000)
------------------  --------------
Government               $ 70
Securities
Strategic Fixed           398
Income
Strategic Fixed            (2)
Income
Short-Intermediate         11
Government

10.  SUBSEQUENT EVENTS

The Trust and the Company were each parties to Agreements and Plans of Reorganization with Pacific Horizon Funds, Inc. (a family of mutual funds advised by Bank of America NT&SA, an indirect wholly-owned subsidiary of Bank of America Corporation) pursuant to which the assets and liabilities (net) of the Pacific Horizon Flexible Income Fund and Short-Term Government Fund of $36,135,739 and $19,247,346 were acquired in a tax-free reorganization in exchange for shares of the Nations Diversified Income and Short-Intermediate Government Funds, respectively, on May 14, 1999.

Effective May 14, 1999, the maximum contractual advisory and combined co-administration fees payable by the Funds changed. At that time, the maximum contractual advisory fee that NBAI is entitled to receive from the Funds decreased, as a percentage of the respective Fund's average daily net assets, as follows: Short-Term Income--0.30%; Short-Intermediate Government--0.30%; Government Securities--0.15%; Strategic Fixed Income--0.20%; U.S. Government Bond--0.10%; and Diversified Income--0.10%. At the same time, the combined co-administration fee payable to NBAI and Stephens increased by 0.10% of the respective Fund's average daily net assets.

NATIONS FUNDS
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUNDS

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Strategic Fixed Income Fund, Nations U.S. Government Bond Fund, and Nations Diversified Income Fund (portfolios of Nations Fund Trust or Nations Fund, Inc., hereafter referred to as the "Funds") at March 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of Nations U.S. Government Bond Fund, formerly Pilot U.S. Government Securities Fund, for the period ended May 16, 1997 were audited by other independent accountants whose report dated June 20, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 28, 1999

NATIONS FUNDS
   TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 1999, the amount of long-term capital gains designated by the Trust and/or the Company were as follows:

                           FUND                               TOTAL
                        ----------                          ----------
Strategic Fixed Income....................................  $6,977,903
U.S. Government Bond......................................   3,734,311
Diversified Income........................................   2,428,587

                          [GRAPHIC DEPICTING BASKETS]

[NATIONS FUNDS LOGO]                                     --------------
                                                           BULK RATE
P.O. Box 32602                                            U.S. POSTAGE
Charlotte, NC 28234-4602                                      PAID
Toll Free 1-800-982-2271                                  N READING, MA
                                                            PERMIT NO.
                                                               105
                                                          --------------


AR5  IN96120  3/99